SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 2 )

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Transax International Limited
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
____________________

TO BE HELD ON FEBRUARY 29, 2012

We will hold a special meeting of the shareholders of Transax International Limited at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida  33441 on February 29, 2012 at [•] local time.  At the special meeting you will be asked to vote on:

•	articles of amendment to our articles of incorporation changing our corporate name to “Big Tree Group, Inc.”;

•	a 1:700 reverse stock split of our outstanding common stock;

•	articles of amendment to our articles of incorporation to permit action by our shareholders by majority written consent; and

•	any other business as my properly come before the meeting.

The board of directors has fixed the close of business on January 30, 2012 as the record date for determining the shareholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

All shareholders are invited to attend the special meeting in person.  Your vote is important regardless of the number of shares you own.  Even if you plan to attend the special meeting, to ensure that you vote is counted please vote your shares by proxy following the instructions provided on the proxy which accompanies this proxy statement.

By Order of the Board of Directors

/s/ Wei Lin
Shantou, Guangdong, China                                                                                     Wei Lin,
February 6, 2012                                                                                     Chief Executive Officer

TRANSAX INTERNATIONAL LIMITED

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This proxy statement includes forward-looking statements that relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe, “expect," “anticipate," “estimate," “intend," “plan," “targets," “likely," “aim," “will," “would," “could," and similar expressions or phrases identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and future events and financial trends that we believe may affect our financial condition, results of operation, business strategy and financial needs. Forward-looking statements include, but are not limited to, statements about:

•	Factors affecting consumer preferences and customer acceptance of new products.
•	Competition in the toy industry.
•	Loss of one or more key customers.
•	Dependence on third-party contract manufacturers.
•	Dependence on certain key personnel.
•	Inability to manage our business expansion.
•	Infringement by third parties on our intellectual property rights.
•	Our inadvertent infringement of third-party intellectual property rights.
•	PRC government fiscal policy that affect real estate development and consumer demand.
•	Availability of skilled and unskilled labor and increasing labor costs.

i

•	Lack of insurance coverage and the impact of any loss resulting from product liability or third party liability claims or casualty losses.
•	Violation of Foreign Corrupt Practices Act or China anti-corruption laws.
•	Economic, legal restrictions and business conditions in China.
•	Dilution attributable to our convertible preferred stock.
•	Impact of proposed reverse stock split of our outstanding common stock.
•	Limited public market for our common stock.
•	Potential conflicts of interest between our controlling shareholders and our shareholders.

You should read thoroughly this proxy statement and the documents that we refer to herein with the understanding that our actual future results may be materially different from and/or worse than what we expect. We qualify all of our forward-looking statements by these cautionary statements including those made in “Risk Factors" in our Current Report on Form 8-K as filed with the SEC on January 6, 2012 which is attached as Appendix A to this proxy statement .   Moreover, we operate in an evolving environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this proxy statement, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

ii

Shareholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

General Information

The accompanying proxy is solicited by the board of directors of Transax International Limited for use at the special meeting of shareholders to be held on February 29, 2012, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The date of this proxy statement is February 6, 2012, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common shares and Series C convertible preferred stock in connection with the solicitation of proxies by the board of directors for the special meeting. This proxy procedure is necessary to permit all shareholders entitled to notice of and to vote at the special meeting, many of whom live throughout the United States and overseas and are unable to attend the special meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Voting Securities.  Only our shareholders of record as of the close of business on January 30, 2012, the record date for the special meeting, that own shares of our securities which have voting rights will be entitled to vote at the meeting and any adjournment thereof.  Our voting securities include our common stock and our Series C convertible preferred stock.  As of that date, there were 96,078,960 shares of our common stock and 6,500,000 shares of our Series C convertible preferred stock issued and outstanding, all of which are entitled to vote together as a single class with respect to all matters to be acted upon at the special meeting.  Each holder of record of our common stock as of that date is entitled to one vote for each share held, and the holder of our Series C convertible preferred stock is entitled to the number of votes equal to the number of shares of our common stock into which the Series C convertible preferred stock is convertible. In accordance with our by-laws, the presence of at least 33 ⅓% of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the special meeting and conduct business.  Presence may be in person or by proxy.  You will be considered part of the quorum if you voted on by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the special meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.   The proposals which will be voted upon at our special meeting are considered non-routine matters.

Voting of Proxies.  All valid proxies received prior to the meeting will be exercised.  All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individual named on the proxy card as recommended by the board of directors.  A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our Corporate Secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A shareholder wanting to vote in person at the special meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the special meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Approval of the Proposal.  The approval of Proposals 1, 2 and 3 will each require the affirmative vote of a majority of the votes cast.

Board of Directors Recommendations.  The board of directors recommends a vote FOR Proposals 1, 2 and 3.

Attendance at the Meeting.  You are invited to attend the special meeting only if you were a Transax shareholder or joint holder as of the close of business on January 30, 2012, the record date, or if you hold a valid proxy for the special meeting. In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the special meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at [•] local time. Check-in will begin at [•] local time.

Communication with our Board of Directors.  You may contact any of our directors by writing to them c/o Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director.  We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Transax.  Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Board at the address above. Our directors may at any time review a log of all correspondence received by our company that is addressed to the independent members of the board and request copies of any such correspondence.

Proxy solicitation.  The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing this proxy statement to our record and beneficial owners and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. We have not retained a proxy solicitor in conjunction with the special meeting. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Who can help answer your questions?  If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Mr. Dore Scott Perler
431 Fairway Drive, Suite 251
Deerfield Beach, FL  33441
(954) 363-7333

PRINCIPAL SHAREHOLDERS

At January 30, 2012, we had 96,078,960 shares of our common stock, 3,362,759 shares of our Series B convertible preferred stock and 6,500,000 shares of our Series C convertible preferred stock issued and outstanding.  Our common stock and our Series C convertible preferred stock represent our classes of voting securities.  Each share of common stock entitles the holder to one vote and each share of Series C convertible preferred stock entitles the holder to a number of votes equal to the number of shares of our common into which such shares are convertible.  The shares of common stock and Series C convertible preferred stock vote together as a single class.  Shares of our Series B convertible preferred stock have no voting rights.  Both the Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock discussed in Proposal 2.  The following table sets forth information regarding the beneficial ownership of our voting securities by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	our named executive officers and directors as a group; and
•	on a proforma basis assuming the approval of Proposal 2 and the completion of a 1:700 reverse stock split of our outstanding common stock.

Unless otherwise indicated, the business address of each person listed is South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023.

The amounts included in the table under “Pre-Reverse Stock Split” give no effect to the issuance of any shares of our common stock upon the automatic conversion of outstanding shares of our Series B convertible preferred stock or Series C convertible preferred stock pursuant to the designations, rights and preferences of those classes of securities.  The amounts included in the table under “Post-Reverse Stock Split” assumes (i) the completion of the reverse stock split described in Proposal 2, (ii) the issuance of 3,362,759 shares of post-reverse stock split common stock upon the automatic conversion of our Series B convertible preferred stock pursuant to its terms, and (iii) the issuance of 6,500,000 shares of our common stock upon the automatic conversion of our Series C convertible preferred stock pursuant to its terms.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock or Series C convertible preferred stock, as the case may be, outstanding on that date and all shares of any class of our voting securities issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our securities owned by them, except to the extent that power may be shared with a spouse.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
	Pre-Reverse Stock Split				Post-Reverse Stock Split 1
	Common Stock		Series C Preferred Stock		Common Stock
	No. of Shares	% of Class	No. of Shares	% of Class	No. of Shares	% of Class
Wei Lin 2	0	-	6,500,000	100%	6,500,000	65.0%
Chaojun Lin	0	-	0	-	0	-
Chaoqun Xian	0	-	0	-	0	-
Jiale Cai	0	-	0	-	0	-
All officers and directors as a group (four persons)2	0	-	6,500,000	100%	6,500,000	65.0%
Stephen Walters 3	43,528,076	45.3%	0	-	326,358	3.7%
Carlingford Investments Limited 4	40,593,257	42.2%	0	-	204,155	2.0%
China Direct Industries, Inc. 5	0	-	0	-	3,062,753	30.1%
Lins (HK) Int’l Trading Limited 6	0		6,500,000	100%	6,500,000	65.0%

1           If Proposal 2 is approved at the meeting, the number of our issued and outstanding shares of common stock will be reduced from 96,078,960 shares to approximately 137,256 shares, subject to rounding.  The post-reverse split column assumes the automatic conversion of the Series B convertible preferred stock into 3,362,759 shares of common stock and the automatic conversion of the Series C convertible preferred stock into 6,500,000 shares of common stock, both as described above, thereby increasing the number of issued and outstanding common shares to 10,000,015 shares.

2           Mr. Lin is the chief executive officer of our company and a member of the board of directors. The number of shares of our Series C convertible preferred stock beneficially owned by Mr. Lin in the pre-reverse stock split column includes 6,500,000 shares owned by Lins (HK) Int’l Trading Limited, a company over which Mr. Lin exercises voting and dispositive control, but excludes 6,240,000 shares of our common stock underlying the Series C convertible preferred stock issuable upon exercise of options issued by Lins (HK) Int’l Trading Limited to Mr. Lin at an exercise price of $0.00001 per share. The options were granted to Mr. Lin by Lins (HK) Int’l Trading Limited pursuant to an option agreement described later in this section. The number of shares beneficially owned by Mr. Lin in the post-reverse split column assumes the conversion of the Series C convertible preferred stock into 6,500,000 shares of our common stock, but excludes 6,240,000 shares of common stock subject to the option agreement.  Shares issuable to Mr. Lin under the option agreement were excluded from these computations of beneficial ownership as such shares are included in the shares owned by Lins (HK) Int’l Trading Limited and are already attributable to Mr. Lin.

3           The number of shares of our common stock beneficially owned by Mr. Walters in the pre-reverse stock split column includes:

•	2,934,819 shares owned of record by Mr. Walters, and
•	40,593,257 shares owned of record by Carlingford Investments Limited over which Mr. Walters has sole voting and dispositive control,

but excludes 118,010 shares of our Series B convertible preferred stock owned of record by Mr. Walters and 146,165 shares of our Series B convertible preferred stock owned of record by Carlingford Investments Limited.

The number of shares of our common stock beneficially owned by Mr. Walters in the post-reverse stock split column includes:

•
122,203 shares owned of record by Mr. Walters, which includes 4,193 common shares currently owned adjusted for the reverse stock split and 118,010 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock, and

•
204,155 shares owned of record by Carlingford Investments Limited, which includes 57,990 common shares currently owned adjusted for the reverse stock split and 146,165 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock.

Mr. Walters address is Bali View Block A4/7, Jl. Cirendeu Raya 40 Jakarta Selatan, 13419 Indonesia.

4           The number of shares of our common stock owned by Carlingford Investments Limited in the pre-reverse split column includes 40,593,257 shares owned of record and excludes 146,165 shares of our Series B convertible preferred stock it owns of record.  The number of shares of our common stock owned by Carlingford Investments Limited in the post-reverse split column includes 57,990 common shares currently owned adjusted for the reverse stock split and 146,165 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock.  Carlingford Investments Limited’s address is 80 Raffles Place, #16-20 UOB Plaza II, Singapore 048624.

5           The number of shares of commons tock owned by China Direct Industries, Inc. in the post-reverse split column includes:

•
2,216,020 shares owned of record by China Direct Investments, Inc., a subsidiary of China Direct Industries, Inc., issuable upon the automatic conversion of shares of our Series B convertible preferred stock, and

•
846,733 shares of our Series B convertible preferred stock owned of record by Capital One Resource Co., Ltd., a subsidiary of China Direct Industries, Inc., issuable upon the automatic conversion of shares of our Series B convertible preferred stock.

James Wang Ph.D., has voting and dispositive control over securities held by China Direct Industries, Inc. whose address is 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

6           The number of shares owned by Lins (HK) Int’l Trading Limited in the post-reverse stock split includes shares of our common stock issuable upon the automatic conversion of the Series C convertible preferred stock.  Mr. Wei Lin has voting and dispositive control over securities held by Lins (HK) Int’l Trading Limited. Shares owned by Lins (HK) Int’l Trading Limited are subject to the option agreement.

Option Agreement

Lins (HK) Int’l Trading Limited has entered into an option agreement with Mr. Wei Lin and his wife Ms. Guihong Zheng under which Mr. Lin and Ms. Zheng have a five year right to acquire up to 6,500,000 shares of our common stock from Lins (HK) Int’l Trading Limited upon the occurrence of the conditions described below.  We are not a party to this option agreement.  The shares of our common stock which are subject to this option agreement are shares which Lins (HK) Int’l Trading Limited will receive upon the automatic conversion of our Series C preferred stock.  Under the terms of the option agreement, Mr. Lin has an option to acquire an aggregate of 6,240,000 shares of our common stock and Ms. Zheng has an option to acquire 260,000 shares of our common stock upon the satisfaction of the following conditions:

Condition	Number of Shares which may be acquired
Entry by Transax in the Share Exchange Agreement on December 30, 2011 with Lins (HK) International Trading Limited and Big Tree International Company; this condition has been satisfied.	2,166,667
Transax achieving not less than $30,800,000 in gross revenues, as determined under U.S. generally accepted accounting principles (“GAAP”), for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.	2,166,667
Transax achieving not less than $2,400,000 in pre-tax profits, as determined under US GAAP, for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.	2,166,666

REASONS FOR THE NAME CHANGE AND REVERSE STOCK SPLIT

Our company was incorporated in the State of Colorado in 1987 and prior to April 4, 2011, through our subsidiary, Medlink Conectividade em Saude Ltda, we were an international provider of information network solutions specifically designed for healthcare providers and health insurance companies.  On April 4, 2011, we sold 100% of our interest in this operating subsidiary, and from April 4, 2011 through December 30, 2011, we had no revenues and were seeking, through a merger or similar transaction, an operating business.

By way of background, in March 2011 Lins (HK) International Trading Limited (“BT Hong Kong”), was formed in Hong Kong and in April 2011, BT Hong Kong acquired 100% of the equity interest in Big Tree International Company, a Brunei company, ("BT Brunei").  Thereafter, in July 2011 BT Brunei acquired 100% of the equity interest in Shantou Big Tree Toys Co., Ltd. (“BT Shantou”) from its shareholders, Mr. Wei Lin and his wife, Ms. Guihong Zheng.  BT Shantou had been formed by Mr. Lin and Ms. Zheng in China in November 2003.   In October 2011, BT Shantou received its business license as a wholly foreign owned enterprise that recognizes BT Brunei as its sole shareholder.

On December 30, 2011, we entered into a share exchange agreement with BT Brunei and its shareholder BT Hong Kong. Under the share exchange agreement, we agreed to exchange 6,500,000 shares of our Series C convertible preferred stock in exchange for 100% of the issued and outstanding shares of BT Brunei from its sole shareholder BT Hong Kong.  Each share of Series C convertible preferred stock is automatically convertible, without any action of the holder, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of a 1:700 reverse stock split of our common stock.  The transaction was accounted for as a reverse merger and recapitalization of BT Brunei whereby BT Brunei is considered the acquirer for accounting purposes and the 6,500,000 shares of our Series C convertible preferred stock are accounted for as paid in capital of our company. As a result of the consummation of the share exchange, BT Brunei and BT Shantou are now our wholly-owned subsidiaries.  Following this transaction, our main business focus is to function as a “one stop shop” for the sourcing, distribution and specialty manufacturing of toys and related products.  We conduct these operations through our subsidiary BT Shantou which is located in Shantou City of Guangdong province, the geographical region well-known for toys manufacturing and exporting in China.  BT Shantou has been engaged in this business since its formation in November 2003.

As compensation for services under the December 30, 2011 consulting agreement we entered into with China Direct Investments, Inc. and its affiliate Capital One Resource Co., Ltd. (collectively, “China Direct”), we agreed to issue China Direct an aggregate of 2,542,743 shares of our Series B convertible preferred stock.  Each share of Series B convertible preferred stock is automatically convertible, without any action of the holder, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of a 1:700 reverse stock split of our common stock.  The services provided to us by China Direct included an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou. The Series B convertible preferred stock will be accounted for as an expense of our company prior to the reverse merger and recapitalization with BT Brunei and the resulting effect in net equity was eliminated upon completion of the reverse merger and recapitalization with BT Brunei.  In addition, on December 30, 2011, we entered into debt exchange agreements with the holders of $848,878 in our outstanding debt whereby we agreed to exchange 820,016 shares of our Series B convertible preferred stock for this debt.

As disclosed in our Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 6, 2012 (the “8-K”) which is provided as Appendix A to this proxy statement , in determining the structure of the share exchange agreement with BT Brunei and BT Hong Kong, and the exchange of debt for equity, we determined to seek approval for the reverse stock split so as to enable us to quickly consummate these transactions within our existing capital structure.  Based on our capitalization at the time we were negotiating to acquire BT Brunei, we only had approximately 3,921,040 shares, or 3.9%, of our total authorized and unissued common stock available for issuance, excluding shares underlying outstanding options. These shares were not sufficient to complete the acquisition of BT Brunei. In order to enable us to complete this acquisition on terms acceptable to BT Brunei and pay the fees payable to China Direct due under our consulting agreement with that firm, we agreed to pay the purchase price for the acquisition, as well as the fees payable to China Direct, through our issuance of convertible preferred stock which has automatic conversion features.

No shareholder approval was required to either close the share exchange agreement with BT Brunei and BT Hong Kong, designate and issue the shares of our Series C convertible preferred stock as consideration under that agreement nor to issue and designate the shares of our Series B convertible preferred stock as described above.  You are not being asked to vote on any of those matters at the special meeting.  As described above, both our Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock.  Colorado law requires that we obtain shareholder approval to amend our articles of incorporation to permit the reverse stock split which is action our board of directors has approved, as described below, to facilitate the conversion of the Series B convertible preferred stock and Series C convertible preferred stock into shares of our common stock.

We are under no obligation to amend our articles of incorporation to permit the conversion of either series of preferred stock and our failure to do so would not result in any adverse consequence to us.  If our board had not approved the actions described in Proposal 2 below, both the Series B convertible preferred stock and Series C convertible preferred stock would remain issued and outstanding shares of stock and those holders have no ability to cause our company to take any action so as to permit the conversions thereof.  Our board of directors has elected to amend our articles of incorporation for the reverse stock split at this time to not only permit the automatic conversion of our Series B convertible preferred stock and Series C convertible preferred stock but to also provide us with an increased number of unissued shares of common stock to better position ourselves to potentially raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives in the future.  Other than as set forth herein, however, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock.

Notwithstanding that no shareholder approval was required to consummate the share exchange agreement, because the proposed amendment of our articles of incorporation to effect the reverse stock results in the automatic conversion of the Series C convertible preferred stock issued in that transaction, we are providing you with certain information on the share exchange agreement with BT Brunei and BT Hong Kong as set forth below.

Transaction information:

Summary Term Sheet:	A summary of the material terms of the share exchange agreement is provided under Item 1.01 and Item 2.01 of the 8-K.

Contact information:
The contact information for our principal executive offices is:

South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbinbei Road, Waisha Town
Longhu District, Shantou, Guangdong, China  515023
Telephone (86) 75483238888

Business conducted:
Our principal business focus is to function as a “one stop shop” for the sourcing, distribution and specialty manufacturing of toys and related products. For more information on our business, please see the discussion under Item 1.01 and Item 2.01 of the 8-K.

Regulatory approvals:	No regulatory approval was required for the closing of share exchange agreement.

Reports, opinions or appraisals:	No report, opinion or appraisal related to the share exchange agreement was requested or received from an outside party.

Background of the share exchange:
In February 2011 Mr. Lin and Ms. Zheng developed a plan to expand BT Shantou’s operations to include exporting toys and related products from China primarily to the U.S. and, a part of that plan, to gain access to U.S. capital markets to assist it in eventually raising capital to fund its expansion plans.  A key element of this plan was to enter into a transaction with a public shell company in the U.S. by which the public shell company would acquire BT Shantou’s operations in China in compliance with China laws.  Details regarding the restructuring operations undertaken to position BT Shantou to proceed with this plan are discussed in detail in Item 1.01 and 1.02 of the 8-K.

Previously, between February 2007 and August 2007 Mr. Lin had served as a key employee of a development stage subsidiary of China Direct Industries, Inc. (“China Direct Industries”), the parent company of China Direct, which was to operate as an importer of toys into the U.S.  China Direct Industries acquired a majority ownership interest in this start-up company from Mr. Lin in February 2007.  This company, which has no affiliation with either BT Shantou, BT Brunei or BT Hong Kong, and was not a predecessor entity to any of those companies, never commenced operations.  This start-up company was sold to China America Holdings, Inc. in August 2007.  Thereafter, the business efforts of this development stage company were discontinued in 2008.

As described earlier in this section, in April 2011 we sold our operating subsidiary and became a shell company, with no business and operations.  After this transaction, our business plan was to seek a merger or business combination with an operating company.

Beginning in May 2011, at the instruction of Mr. Lin, Mr. Dore Scott Perler, a U.S. citizen who had previously assisted Mr. Lin and Ms. Zheng in the formation of BT Hong Kong and was its sole shareholder as trustee for Mr. Lin, began researching suitable U.S. public shell companies.  Mr. Perler had significant experience with U.S. public companies, having served as an executive officer and director of China America Holdings, Inc. from 1998 until 2009.  Mr. Lin and Mr. Perler had become personal friends during this time and remained in close contact after the operations of the unrelated company were discontinued in 2008.

During the course of his investigation, in June 2011 Mr. Perler contacted Dr. James Wang, CEO of China Direct Industries, to inquire if China Direct might know of a suitable U.S. public shell company which might be interested in engaging in a transactions with BT Brunei.  Mr. Perler and Dr. Wang were personal friends and China Direct had provided consulting services to China America Holdings, Inc. during Mr. Perler’s tenure as an executive officer and director.  Mr. Lin and Dr. Wang had also maintained a cordial business relationship following Mr. Lin’s prior involvement with China Direct Industries which ended in August 2007.

During the summer of 2011 Dr. Wang referred Mr. Perler to Mr. Adam Wasserman, who was both our Chief Financial Officer and a member of the Board of Directors of China Direct Industries.  Based upon casual discussions between Dr. Wang and Mr. Wasserman, Dr. Wang was aware that we had recently become a shell company and were seeking a merger or business combination with an operating company.  Informal discussions followed between Messrs. Perler and Wasserman.  Mr. Wasserman also introduced Mr. Perler to Mr. Steven Walters, then our Chief Executive Officer.

Thereafter, between late summer 2011 and November 2011 a number of informal discussions and negotiations occurred between Mr. Walters and Mr. Wasserman on our behalf, Mr. Lin and Mr. Perler on behalf of BT Brunei and representative of China Direct, including Dr. Wang and Ms. Jade Ye, its Account Executive.  These representatives of China Direct participated in the discussions on our behalf.  We had previously orally requested that China Direct assist us in an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou. During this period Mr. Perler also conducted due diligence on our company on behalf of BT Brunei.  Upon the conclusion of the due diligence process, on November 20, 2011 we entered into a non-binding term sheet which provided the general terms of both the debt exchange agreements and the reverse merger.

Between November 20, 2011 and December 30, 2011, the parties finalized the terms of the debt exchange agreements and the reverse merger, exchanged drafts of the definitive agreements and negotiated the final terms of those agreements.  During this period we also negotiated a definitive agreement with China Direct to compensate it for its services to us related to the structuring of the debt exchange agreements and the reverse merger.  Thereafter, on December 30, 2011 the respective boards of directors of our company and BT Brunei approved the reverse merger, and our board of directors also approved the debt exchange agreements, the consulting agreement with China Direct and all transactions related to these events.  On December 30, 2011 definitive agreements were executed by all parties and the transactions closed.

Selected financial data, pro forma selected financial data and pro forma information:	As a smaller reporting company we are not required to provide this information.

Financial information:
The 8-K includes the audited financial statements of BT Shantou as of December 31, 2010 and 2009 and the unaudited consolidated financial statements of BT Shantou and BT Brunei as of September 30, 2011 and 2010 together with our unaudited pro forma balance sheet as of September 30, 2011 and unaudited pro forma statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 to give effect to the acquisition of BT Brunei and BT Shantou.  Please see Item 9.01 of the 8-K and Exhibits 99.1 and 99.2 thereto which includes the audit report.

Information about the parties to the share exchange agreement:

Acquiring company:	Transax International Limited was the legal acquiring company in the share exchange agreement.

Acquired company:
BT Brunei was the acquiring company in the share exchange agreement and the transaction was accounted for as a reverse merger.  This means that while we are the surviving legal entity, BT Brunei is the accounting survivor.  Historical information regarding BT Brunei, its business and operation, its properties, legal proceedings in which it may have been involved, its historic financial statements and the management’s discussion and analysis of financial condition and results of operations related to those historic financial statements are included in the 8-K.  Please see Item 1.01, Item 1.02 and Item 9.01, as well as Exhibits 99.1 and 99.2.  Prior to the share exchange agreement, there were two stockholders of BT Brunei and the company had never paid a dividend on its common stock.  There was no public market for BT Brunei’s securities and it did not have any equity compensation or similar plans.  During BT Brunei’s two most recent fiscal years or any subsequent interim period prior to the closing of the share exchange agreement, no independent accountant who was previously engaged as the principal accountant to audit BT Brunei’s financial statements, or an independent accountant who was previously engaged to audit a significant subsidiary and on whom the principal accountant expressed reliance in its report, resigned or indicated it declined to stand for re-election after the completion of the current audit nor was such auditor dismissed.

PROPOSAL 1

ARTICLES OF AMENDMENT TO CHANGE OUR CORPORATE NAME

On January 18, 2012 our board of directors approved a name change of our company to “Big Tree Group, Inc.” and recommended that our shareholders approve this name change.  The board believes it is important to change our corporate name to reflect our new business and operations following the closing of the transactions described above. The name change does not require the approval of any Federal or state regulatory agency and our shareholders are not entitled to dissenter’s rights as a result of the name change.

If this proposal is approved at the special meeting, we will file articles of amendment to our articles of incorporation with the Secretary of State of Colorado in which Article FIRST of our articles of incorporation will be deleted in its entirety and replaced with the following:

FIRST:                      The name of the corporation is Big Tree Group, Inc.

If Proposal 1 is approved at the special meeting, we anticipate that the name change will be effected as soon as possible following the meeting. However, the exact timing of the effective date of the name change will be determined by our board of directors, following processing by FINRA, based upon our board of directors’ evaluation as to when such action will be most advantageous to us and our shareholders. Our common stock is currently quoted on the Over-the-Counter Bulletin Board under the symbol TNSX.  The implementation of the name change, if approved at the special meeting, will require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes.  At that time we will also seek a voluntary change in our trading symbol.  We expect to receive FINRA’s clearance prior to the effective date of the name change. Our board of directors reserves the right to delay the effectiveness of the name change for up to 12 months following the date of approval of this Proposal 1 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with the name change if, at any time prior to filing of the amendment in Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

REVERSE STOCK SPLIT

On January 18, 2012 our board of directors also approved a 1:700 reverse stock split of our outstanding common stock and recommended that our shareholders approve this reverse stock split.  As described above, both our Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock.  Our board of directors believe that it is in our best interests to undertake the reverse stock split.

The reverse stock does not require the approval of any Federal or state regulatory agency and our shareholders are not entitled to dissenter’s rights as a result of the reverse stock split.  If this proposal is approved at the special meeting, we will file articles of amendment to our articles of incorporation containing the following language:

On the Effective Date of these Articles of Amendment, this Corporation will effect a reverse stock split pursuant to which every seven hundred (700) issued and outstanding shares of the Corporation's previously authorized common stock, par value $0.00001 per share (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.00001 (the “New Common Stock”).  Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby.  No cash will be paid or distributed as a result of aforementioned reverse stock split of the Corporation’s common stock, and no fractional shares will be issued.  All fractional shares which would otherwise be required to be issued as a result of the reverse stock split will be rounded up to a whole share.

If Proposal 2 is approved at the special meeting, we anticipate that the reverse stock split will be effected as soon as possible following the meeting. However, the exact timing of the effective date of the reverse stock split will be determined by our board of directors, following processing by FINRA, based upon our board of directors’ evaluation as to when such action will be most advantageous to us and our shareholders.  As described earlier in this proxy statement, our common stock is currently quoted on the Over-the-Counter Bulletin Board and as with the name change the implementation of the reverse stock, if approved at the special meeting, will require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes.  We expect to receive FINRA’s clearance prior to the effective date of the reverse stock split. Our board of directors reserves the right to delay the effectiveness of the reverse stock split for up to 12 months following the date of approval of this Proposal 2 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with the reverse stock split if, at any time prior to filing of the amendment in Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

How the Reverse Stock Split will be Effected

On the effective date of the reverse stock split, each 700 shares of our issued and common stock will become one share of our common stock. In connection with the reverse stock split, the number of shares of our common stock reserved for issuance upon the exercise of outstanding options and the exercise price of those options will be proportionally adjusted on the effective date of the reverse stock split.

All of the outstanding shares of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert, without any action of the holders, into shares of our common stock on a one for one basis giving effect to the reverse stock split.

The reverse stock split will become effective simultaneously for all of our outstanding shares of common stock, and the exchange ratio will be the same for all of our issued and outstanding shares of common stock.  Subject to the provisions for elimination of fractional shares, the reverse stock split will affect all of our shareholders uniformly and will not disproportionately affect any shareholder's percentage ownership in our company or proportionate voting power.  No fractional shares of common stock will be issued to any shareholder in connection with the reverse stock split and all fractional shares which might otherwise be issuable to a shareholder as a result of the reverse stock split will be rounded up to the nearest whole share of post-reverse stock split common stock.

After the effective date of the reverse stock split, each certificate representing shares of pre-reverse stock split common stock will be deemed to represent 1/700th of a share of post-reverse split common stock, subject to rounding for fractional shares, and the records of our transfer agent, Transfer Online, Inc., shall be adjusted to give effect to the reverse stock split.  Following the effective date of the reverse stock split, the share certificates representing the pre-reverse stock split common stock will continue to be valid for the appropriate number of shares of post-reverse stock split common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split common stock will be issued in due course as certificates for pre-reverse stock split common shares are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing post-reverse stock split common shares that are issued in exchange for pre-reverse stock split shares representing restricted shares will contain the same restrictive legend as on the old certificates.  For purposes of determining the term of the restrictive period applicable to the post-reverse stock split shares, the time period during which a shareholder has held their existing pre-reverse stock split shares will be included in the total holding period.

Effect of the Reverse Split on the Number of Authorized Shares of Our Common Stock

The reverse stock split does not change number of our authorized shares of common stock, which will remain at 100,000,000 shares.  The shares of our Series B convertible preferred stock and Series C convertible preferred stock are not presently convertible.  All shares of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert into shares of our common stock at the effective time of the reverse stock split.  Inasmuch as we are not changing the number of authorized shares of common stock, the practical effect of the reverse stock split will be to provide us with 89,949,985 additional authorized but unissued shares of our post-reverse stock split common stock available for future issuance.  The following table presents information about our issued and outstanding common stock, shares reserved and shares available for future issuance, on a pre-reverse stock split and post-reverse stock split basis:

Description	Number of Common Shares
	Pre-Reverse Split	Post-Reverse Split *
Total authorized shares of common stock	100,000,000	100,000,000
Less: issued and outstanding shares	96,078,960	137,256
Less: shares reserved for issuance upon the exercise of outstanding options	50,000	50,000
Common shares issued upon automatic conversion of Series B convertible preferred stock	-	3,362,759
Common shares issued upon automatic conversion of Series C convertible preferred stock	-	6,500,000
Total issued outstanding shares of common stock plus shares reserved	96,128,960	10,050,015

Unreserved shares of common stock available for future issuance	3,871,040	89,949,985

*           estimated, subject to rounding.

In addition to permitting the automatic conversion of our Series B convertible preferred stock and Series C convertible preferred stock, our board of directors also believes that it is prudent and advisable for us to retain a sufficient number of authorized but unissued shares of common stock to better position ourselves with added flexibility to raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives, and in order to avoid delays that might otherwise arise if we were required to solicit shareholder approval for additional shares at the time of a proposed transaction.  Our authorized but unissued common stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our shareholders unless, in any instance, such approval is expressly required by law.  The resulting increase in the number of authorized common shares as a result of the reverse stock split may affect the rights of existing holders of common shares to the extent that future issuances of common shares reduce each existing shareholder’s proportionate ownership and voting rights in our company.  In addition, possible dilution caused by future issuances of common shares could be accompanied by a decline in the market price of our shares, assuming a market for our common stock continues, of which there is no assurance.

The additional common stock that will be available for issuance following the reverse stock split could have material anti-takeover consequences, including the ability of our board of directors to issue additional common shares without additional shareholder approval because unissued common stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further shareholder approval, our board of directors could strategically sell common shares in a private transaction to purchasers who would oppose a takeover. In addition, because shareholders do not have preemptive rights under our articles of incorporation, the rights of existing shareholders may (depending on the particular circumstances in which the additional common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the reverse stock split our board of directors was, in part, motivated by our desire to provide sufficient shares to permit conversion of the Series B convertible preferred stock and Series C convertible preferred stock, as well as other business and financial considerations, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, shareholders should nevertheless be aware that approval of Proposal 2 could facilitate our efforts to deter or prevent changes of control in the future.

Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock. Our board of directors does not intend to issue any additional common shares except on terms that it deems to be in the best interest of our company and our shareholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of shareholders, or any aspect of our business will materially change as a result of the reverse stock split, except as impacted by the automatic conversions of the Series B convertible preferred sock and Series C convertible preferred stock.

Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizing certain federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this proxy statement was first mailed to shareholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).  The following discussion has not been prepared by tax counsel, but has been reviewed by management and is believed to be accurate as of the date of this proxy statement. Our views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed herein.

The receipt of the common stock following the effective date of the reverse stock split, solely in exchange for the common stock held prior to the reverse stock split, will not generally result in the recognition of gain or loss to the shareholders.  The value of the additional share received by a shareholder in lieu of a fractional share, however, might result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.

The adjusted tax basis of a shareholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by us as a result of the reverse stock split.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS SUMMARY ASSUMES THAT OUR SHARES ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY VARY AS TO EACH SHAREHOLDER DEPENDING ON THE STATE IN WHICH SUCH SHAREHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE STOCK SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE STOCK SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

ARTICLES OF AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO PERMIT ACTION BY MAJORITY WRITTEN CONSENT

On January 25, 2012 our board of directors also approved articles of amendment to our articles of incorporation which will permit our shareholders to take action by majority written consent and has recommended that our shareholders approve this amendment.  Historically, the Colorado Business Corporation Act did not permit shareholders to act by written consent in lieu of a meeting of shareholders other than unanimously. In 2005 the Colorado General Assembly revised this prohibition so that, if permitted by its articles of incorporation, a Colorado corporation’s shareholders could act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a valid meeting of the shareholders of the corporation.  Our board believes the authorization for shareholder action by less than unanimous written consent is necessary to provide us with the flexibility to act in the future, if the necessity arises, without the delay and expense associated with calling a special meeting of shareholders. Delays in calling a meeting and distributing meeting materials, including notice of a meeting, might deny us the flexibility that the board views as important in facilitating our operations, and will permit us to conserve company resources.  This amendment, however, would not relieve us of complying with Federal and state securities laws with respect to solicitation of votes.

This amendment to our articles of incorporation, if approved at the special meeting, will permit the holders of the minimum number of votes that would be necessary to authorize or take action at a valid meeting of our shareholders to act without a meeting through a written consent. Thus, the holders of our securities comprising a majority of the votes outstanding, acting by written consent and without prior notification to the other holders of our voting securities, could bind our company to any matter to the same extent to which a majority vote at a shareholder meeting could bind us. An adverse effect of this amendment would be to permit the holder or holders of a sufficient number of votes to approve proposals that require shareholder approval without prior notice to the minority shareholders.  Our management owns 65% of our outstanding voting securities.  If this proposal is approved, our management will be able to take action as the majority shareholder without the consent of the minority shareholders, subject to his fiduciary obligations to the company.

This amendment to our articles of incorporation does not require the approval of any Federal or state regulatory agency and our shareholders are not entitled to dissenter’s rights as a result of the amendment. If this proposal is approved at the special meeting, we will file articles of amendment to our articles of incorporation with the Secretary of State of Colorado in which Paragraph (d)(ii) of Article SEVENTH will be deleted in its entirety and replaced with the following:

(ii)           Any action required or permitted under Colorado law to be taken by the shareholders may be taken by the shareholders without a meeting as evidenced by the written consent of the shareholders holding at least a majority of all of the outstanding shares of the Corporation entitled to vote thereon, unless a greater percentage is required by Colorado law or these Articles.

If Proposal 3 is approved at the special meeting, we anticipate that we will file this amendment with the Secretary of State of Colorado promptly after the special meeting.  Our board of directors, however, reserves the right to delay the filing of this amendment to our articles of incorporation for up to 12 months following the date of approval of this Proposal 3 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with this amendment if, at any time prior to filing of the amendment in Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting.  If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a shareholder proposal to be considered for inclusion in our proxy statement for the 2012 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Transax International Limited
Attention: Corporate Secretary
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbinbei Road
Waisha Town, Longhu District
Shantou, Guangdong, China  515023
Facsimile: (86) 754 83238998

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting.  However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2012 annual meeting must be received by us at our principal executive office no later than August 31, 2012 in order to be eligible for inclusion in our 2012 proxy statement and proxy relating to that meeting.  Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices located at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2010 annual report on Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2010 Form 10-K by writing to us at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary, or by faxing a communication to (86) 754 83228998.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Wei Lin
Wei Lin, Chief Executive Officer
Shantou, Guangdong, China
February 6, 2012

Appendix A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 30, 2011

TRANSAX INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)
Colorado (State or other jurisdiction of incorporation)	0-27845 (Commission File Number)	90-0287423 (IRS Employer Identification No.)

South Part 1-101, Nanshe Area, Pengnan Industrial Park on North Yingbinbei Road in Waisha Town of Longhu District in Shantou, Guangdong, China	515023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 754 83238888

1133 S. University Drive, Suite 210, Plantation, Florida 33324
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

- A1 -

Item 1.01                      Entry into a Material Definitive Agreement.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

The following agreements were entered into in connection with the acquisition of  Big Tree International Company Limited, a Brunei company, ("BT Brunei"):

The Share Exchange Agreement and Related Transactions

On March 18, 2011 Lins (HK) International Trading Limited ("BT Hong Kong"), was formed in Hong Kong. On April 13, 2011, BT Hong Kong acquired 100% of the equity interest in Big Tree International Company, a Brunei company, ("BT Brunei").  On July 5, 2011 BT Brunei acquired 100% of the  equity interest in Shantou Big Tree Toys Co., Ltd. (“BT Shantou”) from its shareholders, Mr. Wei Lin and his wife, Ms. Guihong Zheng, in exchange for its agreement to pay them RMB5,000,000 (approximately $774,881).  On October 13, 2011, BT Shantou received its business license as a wholly foreign owned enterprise (“WFOE”) that recognizes BT Brunei as its sole shareholder.
Transax International Limited (“we,” “us,” “our,” "TNSX" or the "Company") was incorporated in the State of Colorado in 1987. The Company currently trades on the OTCBB  market under the symbol "TNSX" and the Frankfurt and Berlin Stock Exchanges under the symbol "TX6". Prior to April 4, 2011, the Company, through its subsidiary, Medlink Conectividade em Saude Ltda (“Medlink Conectividade”) was an international provider of information network solutions specifically designed for healthcare providers and health insurance companies. The Company's MedLink Solution enabled the real time automation of routine patient eligibility, verification, authorizations, claims processing and payment functions. On April 4, 2011, TNSX sold 100% of its interest in its operating subsidiary.  Since April 4, 2011, TNSX has had no revenues and has been seeking through a merger or similar transaction an operating business.

In anticipation of the Reorganization discussed below, on December 29, 2011 BT Hong Kong entered into an Option Agreement with the former shareholders of BT Shantou (the “Option Agreement") whereby these former shareholders have a five year right to acquire up to 6,500,000 shares of our unregistered common stock (the “Acquisition Shares") from  BT Hong Kong, upon the occurrence of the conditions described below. The optionees who are parties to the Option Agreement are the two former shareholders of BT Shantou,  including Mr. Wei Lin, who will receive 96% of the total shares, or 6,240,000 shares, and Ms. Guihong Zheng, who will receive 4% of the total shares, or 260,000 shares. Both of these shareholders are senior executives or senior level employees of BT Shantou.

Condition	Number of Shares which may be acquired
Entry by TNSX, BT Brunei and BT Hong Kong into the Share Exchange Agreement, which condition was met on December 30, 2011.	2,166,667
TNSX achieving not less than $30,800,000 in Gross Revenues, as determined under US GAAP for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013 (the " Revenue")..	2,166,667
TNSX achieving not less than $2,400,000 in pre-tax profits, as determined under US GAAP for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013 (the "profit").	2,166,666

We accounted for the Acquisition Shares as paid in capital as part of the Share Exchange Agreement discussed below and the Option Agreement has no accounting impact on us.

On December 30, 2011, we entered into debt exchange agreements (the “Debt Exchange Agreements”) with the holders of $848,878.39 in our outstanding debt whereby we exchanged 820,016 shares of our Series B convertible preferred stock (the “Series B Convertible Preferred Stock”) for this debt.  The following table sets forth the name of the debt holder, amount of debt exchanged and number of shares exchanged:

Name of Holder of Debt	Amount of Debt to be Exchanged	No. of Shares of Series B Convertible Preferred Stock to be Exchanged
Stephen Walters	$122,163.92	118,010
Carlingford Investments Limited	151,309.58	146,165
CFO Oncall, Inc.	37,092.00	35,831
China Direct Investments, Inc.*	538,312.89	520,010
Total	$848,878.39	820,016

*China Direct Investments, Inc. purchased this debt acquired from Stephen Walters for $75,000.00 pursuant to a Bill of Sale and Assignment dated December 30, 2011.

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Each share of the Series B Convertible Preferred Stock is automatically convertible into one share of our common stock, $0.00001 par value after giving effect to an anticipated 1 for 700 reverse stock split of our Common Stock.  (the “Reverse Stock Split”) following the date on which we shall have filed Articles of Amendment to our Articles of Incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the Reverse Stock Split without any action of the holders of the Series B Convertible Preferred Stock.  The number of shares in which the Series B Convertible Preferred Stock are convertible into is not subject to adjustment unless, during the time the shares are outstanding, we were to declare a stock dividend or make other distributions of our common stock or if we were to merge with or transfer our assets to an unrelated entity.

On December 30, 2011, TNSX entered into a Share Exchange Agreement (the “Share Exchange Agreement") among TNSX, BT Brunei and its shareholder BT Hong Kong. Under the Share Exchange Agreement, we exchanged 6,500,000 shares of TNSX's Series C Convertible Stock (the "Series C Preferred Stock") to acquire 100% of the issued and outstanding shares of BT Brunei from its sole shareholder BT Hong Kong. Each share of the Series C Preferred Stock is convertible into one share of our common stock after giving effect to a 1 for 700 reverse stock split (the “Reverse Stock Split”) and will represent approximately 65% of the issued and outstanding shares of TNSX’s common stock,  and is hereinafter referred to as the “Exchange”. On December 30, 2011, BT Hong Kong became a shareholder of TNSX. The Share Exchange Agreement was approved by our Board of Directors on December 30, 2011 and no approval of our shareholders was necessary under Colorado law. The transaction will be accounted for as a reverse merger and recapitalization of BT Brunei whereby BT Brunei is considered the acquirer for accounting purposes and the 6,500,000 shares of our Series C Preferred Stock were accounted for as paid in capital of  TNSX. As a result of the consummation of the Share Exchange, BT Brunei and BT Shantou are now our wholly-owned subsidiaries.

As compensation for services under the December 30, 2011 consulting agreement we entered into with China Direct Investments, Inc. and its affiliate Capital One Resource Co., Ltd. (collectively, “China Direct”), we issued China Direct Investments 2,542,743 shares of our Series B Convertible Preferred Stock.  Each share of the Series B Preferred Stock is convertible into one share of our common stock after giving effect to the Reverse Stock Split. The services China Direct provided to us included an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou. The Series B Preferred Stock issued to China Direct will be accounted for as an expense of our company prior to the merger and recapitalization with BT Brunei and the resulting effect in net equity was eliminated upon completion of the reverse merger and recapitalization with BT Brunei.

On December 30, 2011, Mr. Wei Lin was appointed as a member and Chairman of our Board of Directors and our Chief Executive Officer, Mr. Jiale Cai as our Chief Financial Officer and Chaojun Lin as was appointed as a member of our Board of Directors in connection with our acquisition of BT Brunei. Chaojun Lin is unrelated to Wei Lin. Mr. Wei Lin and Ms. Zheng are related parties to our company as they are the former shareholders of BT Shantou and officers and directors of BT Shantou and Mr. Lin is an officer and director of our company. Mr. Dore Scott Perler is the sole director of BT Hong Kong and BT Brunei. Also on December 30, 2011, Stephen Walters and Laurie Bewes resigned as directors and all offices they held with our company.  On December 30, 2011, Mr. Lin and Ms. Lin appointed Chaoqun Xian as a director of our company.

We plan to seek the approval of a majority of our shareholders in order to amend our articles of incorporation to effectuate the Reverse Stock Split as required under the Colorado Corporate Code.  If our shareholders approve the Reverse Stock Split, each seven hundred (700) shares of our common stock issued and outstanding, or held as treasury shares, immediately prior to the effective date of the Reverse Stock Split, will become one (1) share of the same class of our common stock on the effective date of the Reverse Stock Split.

The Reverse Stock Split was one alternative we considered at the time we entered into the Share Exchange Agreement to acquire BT Brunei as part of the financing for this transaction. Based on our capitalization at the time we were negotiating to acquire BT Brunei, we only had approximately 3,921,040 shares (without giving effect the Reverse Stock Split), or 3.9% of our total authorized and unissued common stock available for issuance. These shares were not sufficient to complete the acquisition of BT Brunei. In order to enable us to complete this acquisition on terms acceptable to BT Brunei and pay the fees payable to China Direct due under our consulting agreement with that firm through the issuance of our common stock, we agreed to pay the purchase price for the acquisition, as well as the fees payable to China Direct, through our issuance of convertible preferred stock.

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FORM 10 DISCLOSURE

Following the transaction between TNSX and BT Hong Kong, our business and operations are now those of BT Brunei and its wholly-owned subsidiary BT Shantou.  The information which appears on our web site is not part of this report.

Our Corporate Structure
Shantou Big Tree Toys Co., Ltd. (“BT Shantou”), our principal operating subsidiary in the People’s Republic of China (the “PRC”) was established under the laws of the PRC on November 21, 2003.
Big Tree International Co., Ltd. (“BT Brunei”) was formed in the State of Brunei Darussalam by a Hong Kong company Lins (HK) International Trading Limited (the “BT Hong Kong”) on April 13, 2011.
On July 5, 2011, BT Brunei agreed to acquire 100% of the equity interest of BT Shantou in exchange for payment of RMB 5,000,000 (approximately US$774,881) to the shareholders of BT Shantou. On September 6, 2011, Bureau of Foreign Trade and Economic Cooperation of Shantou approved the acquisition to be effective as of October 13, 2011. BT Shantou received its business license as a wholly foreign owned enterprise ( “WFOE”) that recognizes BT Brunei as its sole shareholder.
Transax International Limited ("TNSX") is a U.S. holding company, incorporated in the State of Colorado in 1987.  As a result of the reorganization plan, discussed below, TNSX now owns a 100% equity interest in BT Brunei and its wholly-owned subsidiary BT Shantou.

 The chart below illustrates the current corporate structure of  TNSX:

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The Reorganization

In February 2011, the shareholders of BT Shantou, Mr. Wei Lin and Ms. Guihong Zheng, (the "BT Shantou Shareholders") developed a plan to expand and obtain the benefits of a U.S. public company (the “Reorganization").  A key element of the Reorganization was to enter into a transaction with a public shell company in the United States by which the public shell company, would acquire operations based in the PRC, all in compliance with PRC law.

To accomplish this step, BT Hong Kong formed BT Brunei to acquire BT Shantou.  The second step in the Restructuring was for the BT Shantou shareholders to transfer their ownership interest in BT Shantou to BT Brunei.  The third step was for BT Brunei and BT Hong Kong to enter into and complete a transaction with a U.S. public reporting company whereby that company would acquire BT Brunei.

To accomplish the first step in the Reorganization plan, BT Hong Kong was formed by Mr. Dore Scott Perler under the laws of Hong Kong on March 18, 2011. On April 13, 2011 BT Hong Kong formed BT Brunei under the laws of the State of Brunei Darussalam.  As part of the second step, on July 5, 2011 BT Brunei acquired 100% of the equity interest in  BT Shantou from the BT Shantou Shareholders, Mr.Lin and Ms Zheng, at the price of RMB 5,000,000 (approximately US$774,881). On September 6, 2011, the Bureau of Foreign Trade and Economic Cooperation of Shantou approved the acquisition to be effective as of October 13, 2011. BT Shantou received its business license as a wholly foreign owned enterprise (“WFOE”) that recognized BT Brunei as its sole shareholder. BT Shantou then became a wholly-owned subsidiary of BT Brunei. As part of the second step of the Reorganization plan, the former shareholders of BT Shantou, Mr. Lin and Ms. Zheng, entered into an option agreement (the "Option Agreement”) with BT Hong Kong that allows them to purchase for a nominal amount,  the shares of  the U.S. public reporting company held by BT Hong Kong.  Thereafter BT Shantou could undertake the third and final step of the Restructuring to enter into and complete a transaction with a U.S. public reporting company whereby that company would acquire BT Brunei.

The Reorganization and acquisition of  BT Shantou was structured to comply with the New M&A Rules discussed on page 14 of this report “Regulation of foreign exchange in certain onshore and offshore transactions.”  Under the New M&A Rules, the acquisition of PRC companies by foreign companies that are controlled by PRC citizens who are affiliated with BT Shantou is strictly regulated and requires approval from the Ministry of Commerce, which approval is burdensome to obtain.  Such restrictions, however, do not apply to foreign entities which are controlled by foreign persons.  These restrictions apply only at a “snapshot in time that occurs at the time PRC companies are acquired by a foreign entity.  In our case, this was effective on July 5, 2011 when BT Brunei acquired 100% of the equity interests of BT Shantou from the BT Shantou Shareholders for aggregate consideration of RMB5,000,000 (approximately $774,881) which was the registered and fully paid up capital of BT Shantou.  At that time BT Brunei was owned 100% by BT Hong Kong , and BT Hong Kong was owned 100% by Dore Perler, a U.S. citizen, as trustee for Mr. Wei Lin. BT Brunei’s acquisition of BT Shantou was a cross-border transaction governed by and permitted under the New M&A Rules.

Since the New M&A Rules would have prohibited the BT Shantou Shareholders who were PRC citizens from immediately receiving a controlling interest in TNSX in a share exchange as consideration for the sale of their interest in BT Shantou, the BT Shantou Shareholders and BT Hong Kong instead agreed that they would enter into an Option Agreement to grant those BT Shantou Shareholders the right to acquire all of BT Hong Kong’s interest in TNSX.  However, there is no prohibition under PRC laws for those former BT Shantou shareholders to acquire an interest in TNSX after the acquisition of BT Brunei and its wholly-owned subsidiary, BT Shantou, were consummated.

As part of the first and second steps of the Reorganization, BT Hong Kong and the BT Shantou Shareholders entered into the Option Agreement. The Option Agreement was succeeded by and developed in connection with the Share Exchange. These agreements taken together provided the BT Shantou Shareholders with a process under which they could purchase for a nominal amount the shares held by BT Hong Kong. The Option Agreement provides for the former BT Shantou Shareholders to obtain legal ownership of TNSX’s shares issued to BT Hong Kong in the Share Exchange. The Option Agreement enables the BT Brunei and BT Shantou Shareholders to purchase 6,500,000 shares (after giving effect to a planned 700 for 1 reverse stock split) of TNSX (the “Option Shares") from BT Hong Kong for a nominal amount per share provided that BT Brunei enters into a Share Exchange Agreement with BT Hong Kong and TNSX meets certain performance targets for the period January 1, 2012 through December 31, 2013.

The Option Agreement reflects the intent and purpose of the parties in undertaking and accomplishing the Restructuring. And, following completion of the third step in the Restructuring, the Option Agreement is the operative agreement for all purposes with respect to the relationship of the BT Brunei and BT Shantou Shareholders to the TNSX.

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Under the Option Agreement, BT Hong Kong has legal title to the shares of the Company’s preferred stock issuable under the Share Exchange Agreement and is entitled to elect two directors to TNSX’s Board of Directors. Under the Option Agreement, the BT Shantou Shareholders have the right to obtain the economic benefits of the Option Shares by purchasing them from BT Hong Kong for a nominal amount upon the Company entering into the Share Exchange Agreement and it's attaining the specified financial thresholds in the agreement which trigger their purchase rights.

On December 30, 2011, the goal of the Reorganization was realized when TNSX entered into and completed a share exchange agreement with BT Hong Kong and BT Brunei. At that time TNSX was controlled by its public shareholders who owned approximately 100% of its common stock.  Pursuant to the Share Exchange Agreement, TNSX acquired 100% of the equity of BT Brunei from BT Hong Kong in exchange for the issuance of an aggregate of 6,500,000 shares of the Series C Preferred Stock. As a result of this transaction, TNSX is a holding company which, through its direct ownership of BT Brunei and BT Shantou, now has operations based in the PRC.

BUSINESS

The Company’s main business focus is to function as a “one stop shop” for the sourcing, distribution and specialty manufacturing of toys and related products.  The Company conducts these operations through our BT Shantou subsidiary. located in Shantou City of Guangdong province, the geographical region well-known for toys manufacturing and exporting in China. Since inception, BT Shantou has provided a number of procurement services for international toy distributors and wholesalers since its inception in 2003, including identifying, evaluating, and engaging local manufacturers for supply of toys as well as to provide original equipment manufacturing ("OEM") services.  BT Shantou sources a wide variety of 800,000 toys made of plastic, wood, metal, wool, and electronic materials, primarily targeting children from infants to teenagers. BT Shantou enables customers to view these toys either through its website or at our extensive toy showroom of approximately 21,528 square feet located in Shantou, China. Customers can easily contact our online representatives for inquiry and place orders, or visit the toy showroom and choose from the displayed toy samples provided by our manufacturing partners.

In a move to expand our business in 2009, BT Shantou developed a proprietary construction toy consisting of plastic pieces that can plug-in together to make a wide variety of objects, and  which we refer to as our Magic Puzzle (3D).   We registered the patents for its utility model and appearance design in Hong Kong and mainland China during 2010 and 2011. On June 1, 2010, BT Shantou entered into a 10-year contract manufacturing agreement with a local toy manufacturer Shantou Xinzhongyang Toy Industrial Co., Ltd.  (“Xinzhongyang”) to produce this proprietary toy under the name of Big Tree Educational Magic Puzzle (the “Big Tree Magic Puzzle”). The Big Tree Magic Puzzle are currently promoted and distributed in the Chinese domestic market only through BT Shantou’s online store and at six Dennis Department Store locations. The Chief Executive Officer of BT Shantou, Ms. Guihong Zheng, owns a  16.7% equity interest in Xinzhongyang. Ms. Zheng is the wife of  the Chairman of BT Shantou Mr. Wei Lin.  Mr. Lin, Chairman of BT Shantou, owns the remaining 83.3% equity interest in Xinzhongyang.

 Product Description

BT Shantou sources a wide variety of more than 800,000 toys made of plastic, wood, metal, wool, and electronic materials, primarily targeting at children from infants to teenagers. These toys include, but are not limited to, infant appliances, games, balls, dolls, stuffed toys, transformers, racing track sets, play sets, water toys, and educational toys. The offered toys can be operated by battery, manual power, wire control, remote control, voice control, infrared ray control, and other applications.

Our proprietary Big Tree Magic Puzzle (3D) cater to  consumers ranging from minor children to adults. Big Tree Magic Puzzle  (3D) are composed of 18 assembly parts made of ABS environmental-friendly plastic materials in multiple shapes including, but not limited to, squares, triangles, right-angled connectors, etc. The Magic Puzzle adopt an innovative plug-in design that goes beyond the traditional planar and linear plug-in to achieve the transformations among the common and unconventional shapes such as diamond, sphere and dynamic warping, etc. Each assembly part offers 10 color choices that encourage children to learn colors and shapes in an interesting and attractive playing environment.

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Patents and Trademarks

We have  registered the design of our proprietary Big Tree Magic Puzzle (3D Blocks) with and were granted an eight year patent by the Intellectual Property Department of the Hong Kong Special Administrative Region in 2010. We have also obtained the patents for utility model and design from the State Intellectual Property Office of the People’s Republic of China (the “SIPO”) during 2010 and 2011. Based on our patent registrations, and applicable Hong Kong and PRC laws, we have the exclusive right on the proprietary Big Tree Magic Puzzle (3D Blocks)  in Hong Kong and mainland China,  and can prevent other competitors from making, using, selling, or distributing the patented invention without our permission during the term. The registration information of the patents is listed in the table below:

Patent	Title of Invention	Granting Agency	Term	Patent No.	Region
Short-term Patent	Assembled Toy Plug-in Blocks	Patents Registry of Intellectual Property Department	Eight years starting on December 18, 2009	HK1133784	Hong Kong
Registration of Design	Toy bricks	Design Registry Intellectual Property Department	Five years starting on December 16, 2009	0902157.3	Hong Kong
Utility Model	Assembled Toy Plug-in bricks	SIPO	Ten years starting on January 12, 2011	ZL. 2009 2 0292981.6	PRC
Registration of Design I	Toy bricks	SIPO	Ten years starting on August 18, 2010	ZL 2010 3 0103327.4	PRC
Registration of Design II	Toy bricks	SIPO	Ten years starting on August 18, 2010	ZL 2009 3 0680023.1	PRC

In addition, we sell some of our products under two brand names and registered trademarks listed in the table below.  Our trademarks have been registered with the Trademark Office of the State Administration for Industry and Commerce of the People’s Republic of China (the “SAIC”). Based on our trademark registration and applicable PRC laws, we have the exclusive right to use a trademark for products and services for which the trademark has been registered with the SAIC. A trademark registration is valid for 10 years commencing from the approval date.

Brand Name	Trademark	Class/Products	Validity Term	SAIC Registration No.
Big Tree Carnival	大树嘉年华 Big Tree Carnival	28/game stations, magician gears, toys, chesses, sport balls, fitness apparatus, exercise instruments, swimming pools for entertainment purpose, roller skates, adornments (except for lights and candies) for Christmas tree	From September 14, 2010 to September 13, 2020	7012858
Bigtree		28/game stations, magician gears, toys, chesses, sport balls, fitness apparatus, exercise instruments, swimming pools for entertainment purpose, roller skates, adornments (except for lights and candies) for Christmas tree	From December 14, 2010 to December 13, 2020	6987896

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Certifications

For our sourcing business, BT Shantou requires all of its  manufacturer partners to provide Export Toy Quality Licenses as mandated by the General Administration of Quality Supervision, Inspection and Quarantine of the People’s Republic of China (the “AQSIQ”) and Certification and Accreditation Administration of the People’s Republic of China (the “CNCA”).  In cases where  international distributors demand additional product testing, facility auditing, and/or quality certifications, we would evaluate and identify the qualified local manufacturers to source goods in compliance with the desired standards set by the distributors.

We have 1 quality control professionals to provide services for our customers. We strictly comply with quality control regulations for preproduction, mass production, and final inspection. On the timely manner, we issue quality control report and keep the pictures for process control and loading. The service package covers production supervision, quality control, shipment, and after-sale services.

Our proprietary Big Tree Magic Puzzle 3D are manufactured under GB6675-2003 National Safety Technical Code for Toys targeting children under 14, a Chinese national product standard set by Standardization Administration of China (the “SAC”) which define and establish toy safety understanding and implement technical specifications for the toy manufacturing industry. On January 13, 2010, we received China Compulsory Product Certification for Big Tree Magic Puzzle 3D from the Certification Center of Light Industry Council (the “CCLC”), an independent certification institution in China. The certification is valid until December 1, 2014.

 Customers

The customers for our toy sourcing business consist of distributors, trading companies, and wholesalers primarily located in mainland China, Hong Kong, Europe, South America, and Asia.  From a geographic perspective, outside of Asia, Britain and Mexico represented 14% and 10% of our total revenues, respectively during the first nine months of 2011. During the first nine months of 2011, our top five customers represented approximately 37% of our total revenues, and one of those customers, Pacific Toys (HK) Limited represented 10% of our total revenues. The products sourced to these top five customers are primarily battery-operated and non-battery operated plastic toys.

Our  Big Tree Magic Puzzle (3D)  are currently marketed directly to consumers in China through our sales locations in Dennis Department Stores and our online store at Taobao Mall (www. Tmall.com), the largest B2C online retailing platform in China. Sales from this segment represent less than 1% of our total revenue during the first nine months of 2011.  Management intends to expand the number of sales locations by opening or acquiring additional stores in China in 2012.

 Sales and Marketing

In our toy sourcing and distribution business, we market primarily through our company website (www.bigtreetoys.com) and our 21,500 square feet toy showroom in Shantou, China. Customers can either browse the lines of toys on the website and contact our online representatives for inquiry and place orders, or visit the toy showroom and choose from the displayed toy samples provided by our manufacturing partners. We also market as well as provide customer support actively seek and serve customers who reach us through company website and/or facility visit to ask for OEM production sourcing. We have 26 full-time salesmen working in the Shantou headquarters dedicated to the distribution business. They are compensated based on salary and performance bonus at management’s discretion.

We market our Big Tree Magic Puzzle (3D)  through current sales locations in  six Dennis Department Store locations in Henan province in China.  On January 1, 2011 we entered the one-year Joint Sales Contract with Dennis Department Stores that allows us to have a 20-square-meter sale counter dedicated to the sale of Big Tree Magic Puzzle (3D) in each of its six designated stores in Henan. Dennis charges us a certain percentage of sales as a commission in addition to a monthly management fee of RMB 200 (or approximately $32) pursuant to the terms of the Joint Sales Contract. We manage the sale counters for the display, pricing, quality warranty, and customer services. We currently have nine sales employees working at these locations.

In August 2011, we entered into a B2C Service Agreement with Taobao (China) Software Co., Ltd. and Zhejiang Taobao Network Co, Limited, the affiliates of Alibaba Group, the leading e-commerce company in China, to open a retailer account at Taobao Mall (www.tmall.com), the largest B2C online retailing platform in China.  Our retailer account operating under the name of Big Tree Toys Flagship Store (the “Taobao store”) is dedicated to the marketing and sale of our Big Tree Magic Puzzle (3D). We currently have two full time employees servicing the Taobao store.

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For the first nine months of 2011,  sales of Big Tree Magic Puzzle (3D) represented approximately 0.3% of our total revenues.

Suppliers

We source our customer orders from local qualified manufacturers and trading companies. We also monitor  the quality control process  at the manufacturers’ facilities and inspect final products upon delivery.  The products are then shipped to our warehouse where we pack customer orders into containers for shipping. For the first nine months of 2011, our top four suppliers represented 89.7% of our total purchase. During the period, our  biggest supplier Universal Toys Trading (Hong Kong) Limited (the “Universal Toys”) accounted for approximately 83.3% of BT Shantou’s total purchases. The other three suppliers, all of whom are unrelated parties, are all local toy manufacturers and each of them represented less than 10% of our total purchase.

The sole shareholder of Universal Toys is Mr. Xiaodong Ou,  brother-in-law of the Chairman of BT Shantou,  Mr. Wei Lin.

On June 1, 2010 BT Shantou entered into a 10-year contract manufacturing agreement with Xinzhongyang to produce the Big Tree Magic Puzzle (3D). Pursuant to the agreement, BT Shantou is responsible for product research and development and providing the designs and technical support to Xinzhongyang for production. BT Shantou has contracted to place a monthly order on the fifth day of each month, and Xinzhongyang is required to confirm the order within three business days upon the receipt of the order and begin delivery of the products at Xinzhongyang’s facility on the 15th day after the receipt of the order. For the first nine months of 2011, the orders from Xinzhongyang represented about 0.6% of our total purchases.  In addition to its production requirements, BT Shantou has permitted Xinzhongyang to sell the Big Tree Magic Puzzle (3D) to third parties.
.
Facility

 BT Shantou leases approximately 16,000 square feet of office space from Yunjia Fashion Clothing Co., Ltd.  The office space is located at South Part No.1 Floor 1, Nanshe Area, Pengnan Industrial Park on North Yingbin Road in Waisha Town of Longhu District in Shantou, Guangdong, China, 515823. Our annual rent is1. Our annual rent is RMB 72,000  (or approximately $11,430). The annual rent is RMB 72,000  (or approximately $11,430) due on December 31, of each calendar year. Mr. Wei Lin and Ms. Guihong Zheng respectively own 80% and 20% of equity interest in Yunjia.

Yunjia Fashion Clothing Co., Ltd. has also granted BT Shantou free use of 21,500 square feet of space in the second and third floor of that same office building to house BT Shantou toy showroom.

Quality Control Process

Our quality control process includes identifying and evaluating qualified manufacturers for specific orders.  We  ensure that each manufacturer meets the qualifications and required industry standards set by the PRC government. Once the manufacturers are verified, we monitor the quality control during the purchase of raw materials and production process at the manufacturers’ facilities. We thoroughly examine the quality and quantity of the final product upon delivery to our warehouse prior to shipping.  The orders are then packed into containers and shipped to our customers.

Research and Development (R&D)

BT Shantou  R&D department focuses on developing children’s do-it-yourself educational toys that encourage skill dexterity and improve creative thinking and learning in an interesting and safe play set. We have 6 full-time R&D engineers dedicated to product hardware and packaging design. Hardware designers are responsible for the research and design of the product structure and configuration. The Packaging designers focus on packaging design and making product profile charts. Currently, our R&D department has developed over 10 series of Big Tree Magic Puzzle (3D)  including about 200 product items.

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Industry

According to 2010-2011Global and Chinese Toy Industry Research Report, the global toys sales in 2010 was approximately US$83.3billion, an increase of 4.7% from 2009. In 2010, Asian toy market grew by 9.2% and became the world's second largest toy market trailing North America while Europe was in third place. The United States is the world’s largest toy consumption country with sales of $ 21.9 billion followed by Japan, China, Britain and France.

           Toy Industry Association (TIA), the non-profit trade association for producers and importers of toys and youth entertainment products sold in North America, disclosed in its research that the global financial crisis had limited impact on  total toys revenues globally, except in Britain due to the closure of a major retailers in that country.  Consumers  continue to look for  “value” of their toys purchases; however, the demand for toys has not yet shifted to less expensive toys since most parents have opted to slash other family expenditures in order to satisfy their children's preferences.

Environmental concerns and toy safety have becoming key issues in customers' purchases. Europe and United States both have updated their toys quality and safety standards, which have inevitably caused the increase of costs on production, quality control, and certification and have caused concerns to their major importers, especially to China as the major sourcing country for low-priced toys. Consequently, those standards and policy updates may potentially impact the world toy market, including pricing and availability for low-priced products.

Despite the uncertainty brought by these policy changes, the world’s toy market is estimated to continue expanding in the next few years with a substantial demand expected to occur in Asian countries, especially in China.  According to China Social Investigation Firm (SSIC), China has 400 million infants and children below 14-year-old with one third residing in urban areas and two-thirds in rural areas. Currently, China's urban per capita annual consumption of children's toys is under $9, while rural per capita consumption of toys is less than $5. It is relatively low compared to United States where the per capita annual consumption of toys is around $280, and $288 in Japan, $361 in Britain, and even $51in Brazil. The significant gap between market capacity and current sale scale in China has created an expansion potential of China’s toy market.

China is the world’s largest toy manufacturer and exporter with more than 20,000 toy companies that produce and distribute two-thirds of  the global toys' demand. China's toy manufacturing is highly regionally concentrated with most output produced in the developed eastern coastal areas of China.  For instance, the five provinces of Guangdong, Jiangsu, Zhejiang, Shandong and Fujian, as well as Shanghai, have collectively accounted for 95% of toy sales in China. Guangdong province, the most important Chinese toy production and export base,  represents 70% of toy sales by China.

China toy industry is historically export-oriented. More than 70% of the toys produced in China are for exports. North America and Europe are top two export destinations of toys made in China. The export orientation has made the industry susceptible to the fluctuations and uncertainty of international trading conditions, currency exchange rates, and global financial crisis, especially in North America and Europe. In addition, due to the inflation and continuous appreciation of RMB currency in the past few years, the toy manufacturers are facing the challenge of soaring costs of raw materials and stagnant sale prices of final products at the expense of profit margin.

Chinese toy industry as a whole is undergoing the transition from current export-oriented, low tech, few branding and OEM-oriented manufacturing to the more sustainable development model featured with significant growth of domestic sales, high tech, better quality, and more offerings of proprietary brands and products.

 Our Competitive Advantage

We believe our company has several key competitive advantages in our sourcing and distribution business as well as in the marketing of our Big Tree Magic Puzzle (3D).

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1.	Strategic location in Shantou City of Guangdong Province

BT Shantou is located in Shantou City of Guangdong Province, the geographical region well known for toy manufacturing and exporting in China. Based on decades of development in the toy manufacturing and trading industry, this region has established a comprehensive local industrial cluster composed of toy manufacturers, trading companies, R&D professionals, quality certifications, shipping logistics and related distribution service providers. Distributors and direct customers are drawn to this region to procure toys and gifts related items, which provides us with a steady flow of customers. In addition, the easy accessibility and ample choices of qualified manufacturers and professional service providers allow us to find attractive distribution opportunities for our customers, and thus maximize our sales revenue stream.

2.	Well established network of suppliers and customers in the distribution business

BT Shantou has been in the sourcing and distribution services business since 2003. Over that time, BT Shantou has established strong business relationships with major suppliers and customers in the toy industry. The mutual trust built has enabled us to enhance our reputation and increase our sales with a stable customer base.

3.	Proprietary products and trademarks

We have differentiated ourselves from other sourcing and distribution companies by developing proprietary products featured by our Big Tree Magic Puzzle (3D). Because the patents and trademarks were registered in Hong Kong and mainland China, we have the exclusive rights to our distinctive Big Tree Magic Puzzle (3D) and trademarks. This is critical component in developing our market for the Big Tree Magic Puzzle (3D) brand in the toy industry, and will help us build new distribution channels in the Chinese domestic market.

4.	Comprehensive marketing and distribution strategies

Through our two pronged business strategy, our company is building a diversified revenue base consisting of toy sourcing and distribution and direct to consume marketing of our own line of proprietary Big Tree Magic Puzzle (3D).  We believe this will further differentiate our company from our competitors who typically rely solely on distribution.  Additionally, because we provide customers with a wide variety of toys from different manufacturers, we are able to combine orders produced from different manufacturers to ship in one container and pass that savings through to our customers.

Growth Strategy
Our growth strategies include the following:

1.
Build satellite sales offices and branches in major target countries and regions. We intend to open a satellite office in the United States to expand our customer base in North and South America.  We also will use this office as a hub for potential products outside of China to expand our distribution offerings.  Additionally, we intend to open  sales offices in several major cities of China to further grow our customer base.

2.
Acquire major regional distributors.  For our proprietary products, we intend to grow through opening sales locations or acquiring distributors with sales locations or stores in high traffic areas such as shopping malls where customers can try our products and see just how fun, unique and educational they are for children. We intend to prominently feature our Big Tree branding and proprietary products like Big Tree Magic Puzzle (3D).

3.
Additional acquisitions. We believe that as our business grows there are  certain strategic acquisitions that would enhance the value of our company and provide for more streamlined operations.  First, we intend to acquire our current landlord, Yunjia, including its commercial real estate property,  our current office building, toys showroom, and production space to expand our business services, including the addition of more showrooms and an OEM procurement center. Second, when sales of our Big Tree Magic Puzzle (3D) begin to build to a significant and sustainable level, we believe the acquisition of our contract manufacturer, Xinzhongyang, will enable us to have complete control over our production process to ensure quality and timeliness of product delivery.

Competition

The Chinese toy industry is highly competitive and regionally concentrated. There are numerous toy manufacturers, trading companies, and distributors scattered throughout the PRC. We face intense competition from existing competitors and new market entrants.

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Big Tree has transformed itself from being a small privately owned trading enterprise that competed on pricing into a sophisticated sourcing and distribution company, providing “one-stop-shop” services for distributors and wholesalers globally. Its development of  proprietary product further sets themselves apart from competition. Big Tree intends to build its reputation and brand recognition and compete primarily based on product quality, brand recognition, reputation, extensive sourcing distribution capability.

GOVERNMENT REGULATION

 General Regulatory Environment

We operate our business in the PRC under a legal regime consisting of the State Council, which is the highest authority of the executive branch of the PRC central government, and several ministries and agencies under its authority, including the State Administration for Industry and Commerce, or SAIC, the Ministry of Commerce, or MOFCOM, the State Administration of Foreign Exchange, or SAFE, and their respective authorized local counterparts.

Toy Safety Regulations

Our products are subject to various laws, including China's National Safety Technical Code for Toys - GB 6657-2003 and Safety of Electric Toys – GB19865-2005. These laws establish mandatory safety standards for the mechanical and physical safety, toxicity and flammability of toys and electronic toys.  In addition, our suppliers are required to obtain Export Toy Quality Licenses as mandated by General Administration of Quality Supervision, Inspection and Quarantine of the People’s Republic of China (the “AQSIQ”) and Certification and Accreditation Administration of the People’s Republic of China (the “CNCA”).  Any failure to comply with these requirements could result in product liability claims, loss of sales, diversion of resources, damage to our reputation, increased warranty costs and removal of our products from the market.  Similar laws exist in some states and cities and in various international markets. We maintain a quality control program designed to ensure compliance with all applicable laws.

BT Shantou believes its operations in the PRC comply with the current toy safety and export laws. BT Shantou is not subject to any admonition, penalty, investigations or inquiries imposed by government regulators, nor is it subject to any claims or legal proceedings to which it was named as a defendant for violation of any toy safety or export laws.

Regulation of Foreign Exchange

The PRC government imposes restrictions on the convertibility of the RMB and on the collection and use of foreign currency by PRC entities. Under current regulations, the RMB is convertible for current account transactions, which include dividend distributions, and the import and export of goods and services. Conversion of RMB into foreign currency and foreign currency into RMB for capital account transactions, such as direct investment, portfolio investment and loans, however, is still generally subject to the prior approval of or registration with SAFE.

Under current PRC regulations, foreign-invested enterprises such as our PRC subsidiaries are required to apply to SAFE for a Foreign Exchange Registration Certificate for Foreign-Invested Enterprise. With such a certificate (which is subject to review and renewal by SAFE on an annual basis), a foreign-invested enterprise may open foreign exchange bank accounts at banks authorized to conduct foreign exchange business by SAFE and may buy, sell and remit foreign exchange through such banks, subject to documentation and approval requirements. Foreign-invested enterprises are required to open and maintain separate foreign exchange accounts for capital account transactions and current account transactions. In addition, there are restrictions on the amount of foreign currency that foreign-invested enterprises may retain in such accounts.

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Regulation of foreign exchange in certain onshore and offshore transaction

In October 2005, SAFE issued the Notice on Issues Relating to the Administration of Foreign Exchange in Fund-Raising and Return Investment Activities of Domestic Residents Conducted via Offshore Special Purpose Companies, or SAFE Circular 75, which became effective as of November 1, 2005. According to SAFE Circular 75, prior to establishing or assuming control of an offshore company for the purpose of financing that offshore company with assets or equity interests in an onshore enterprise in the PRC, each PRC resident, whether a natural or legal person, must complete certain overseas investment foreign exchange registration procedures with the relevant local SAFE branch. An amendment to the registration with the local SAFE branch is required to be filed by any PRC resident that directly or indirectly holds interests in that offshore company upon either (i) the injection of equity interests or assets of an onshore enterprise to the offshore company or (ii) the completion of any overseas fund-raising by such offshore company. An amendment to the registration with the local SAFE branch is also required to be filed by such PRC resident when there is any material change involving a change in the capital of the offshore company, such as (i) an increase or decrease in its capital, (ii) a transfer or swap of shares, (iii) a merger or division, (iv) a long-term equity or debt investment or (v) the creation of any security interests.

SAFE Circular 75 applies retroactively. As a result, PRC residents who established or acquired control of offshore companies that made onshore investments in the PRC in the past were required to complete the relevant overseas investment foreign exchange registration procedures by March 31, 2006. Under SAFE Circular 75, failure to comply with the registration procedures may result in restrictions on the relevant onshore entity, including restrictions on the payment of dividends and other distributions to its offshore parent or affiliate and restrictions on the capital inflow from the offshore entity, and may also subject relevant PRC residents to penalties under the PRC foreign exchange administration regulations.

As a U.S. company, we are considered a foreign entity in the PRC. If we purchase the assets or equity interests of a PRC company owned by PRC residents in exchange for our equity interests, such PRC residents will be subject to the registration procedures described in SAFE Circular 75. Moreover, PRC residents who are beneficial holders of our shares are required to register with SAFE in connection with their investment in us.

In addition, on August 8, 2006, six PRC regulatory authorities, including the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration for Taxation, the State Administration for Industry and Commerce, the CSRC and SAFE, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or the New M&A Rules, which became effective on September 8, 2006. This regulation, among other things, includes provisions that purport to require that an offshore special purpose vehicle formed for purposes of overseas listing of equity interests in PRC companies and controlled directly or indirectly by PRC companies or individuals obtain the approval of the CSRC prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. On September 21, 2006, the CSRC published on its official website procedures regarding its approval of overseas listings by special purpose vehicles. The CSRC approval procedures require the filing of a number of documents with the CSRC and it would take several months to complete the approval process.

Regulations on dividend distribution

The principal regulations governing dividend distributions by wholly foreign-owned enterprises and Sino-foreign equity joint ventures include:

·	Wholly Foreign-Owned Enterprise Law (1986), as amended;
·	Wholly Foreign-Owned Enterprise Law Implementing Rules (1990), as amended;
·	Sino-foreign Equity Joint Venture Enterprise Law (1979), as amended; and
·	Sino-foreign Equity Joint Venture Enterprise Law Implementing Rules (1983), as amended.

Under these regulations, wholly foreign-owned enterprises and Sino-foreign equity joint ventures in the PRC may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. Additionally, these foreign-invested enterprises are required to set aside certain amounts of their accumulated profits each year, if any, to fund certain reserve funds. These reserves are not distributable as cash dividends.

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Regulation of overseas listings

On August 8, 2006, six PRC regulatory agencies, including the China Securities Regulatory Commission (“CSRC"), promulgated the Regulation on Mergers and Acquisitions of Domestic Companies by Foreign Investors, which became effective on September 8, 2006 and was amended by the MOFCOM on June 22, 2009. This regulation, among other things, has certain provisions that require offshore special purpose vehicles, or SPVs, formed for the purpose of acquiring PRC domestic companies and controlled by PRC individuals, to obtain the approval of the CSRC prior to listing their securities on an overseas stock exchange. On September 21, 2006, the CSRC published on its official website a notice specifying the documents and materials that are required to be submitted for obtaining CSRC approval.

There remains some uncertainty as to how this regulation will be interpreted or implemented in the context of an overseas offering. If the CSRC or another PRC regulatory agency subsequently determines that the CSRC’s approval is required in connection with our acquisition of Shaoxing High School, we may face sanctions by the CSRC or another PRC regulatory agency. If this happens, these regulatory agencies may impose fines and penalties on our operations in the PRC, limit our operating privileges in the PRC, restrict or prohibit payment or remittance of dividends by our PRC subsidiaries to us or take other actions that could have a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our common stock.

SAFE regulations on employee share options

On March 28, 2007, SAFE promulgated the Application Procedures of Foreign Exchange Administration for Domestic Individuals Participating in Employee Share Holding Plan or Share Option Plan of Overseas Listed Company, or the Share Option Rule. The purpose of the Share Option Rule is to regulate foreign exchange administration of PRC domestic individuals who participate in employee share holding plans and share option plans of overseas listed companies. According to the Share Option Rule, if a PRC domestic individual participates in any employee share holding plan or share option plan of an overseas listed company, a PRC domestic agent or the PRC subsidiary of such overseas listed company is required to, among others things, file, on behalf of such individual, an application with SAFE to obtain approval for an annual quota with respect to the purchase of foreign exchange in connection with share holding or share option exercises as PRC domestic individuals may not directly use overseas funds to purchase shares or exercise share options. Concurrently with the filing of such application with SAFE, the PRC subsidiary shall obtain approval from SAFE to open a special foreign exchange account at a PRC domestic bank to hold the funds required in connection with the share purchase or option exercise, any returned principal or profits from sales of shares, any dividends issued on the shares and any other income or expenditures approved by SAFE. The PRC subsidiary is also required to obtain approval from SAFE to open an overseas special foreign exchange account at an overseas bank to hold overseas funds used in connection with any share purchase or option exercise. All proceeds obtained by PRC domestic individuals from sales of shares shall be remitted back to China after relevant overseas expenses are deducted. The foreign exchange proceeds from these sales can be converted into RMB or transferred to such individuals foreign exchange savings account after the proceeds have been remitted back to the special foreign exchange account opened at the PRC domestic bank. If the share option is exercised in a cashless exercise, the PRC domestic individuals are required to remit the proceeds to the special foreign exchange account.

We do not currently have any share option plans. Although further clarification is required as to how the Share Option Rule will be interpreted or implemented, we believe that if we were to adopt such a plan, we and our PRC employees who have been granted share options will be subject to the Share Option Rule when our company becomes an overseas listed company. If we or our PRC employees fail to comply with the Share Option Rule, we and/or our PRC employees may face sanctions imposed by foreign exchange authority or any other PRC government authorities.

In addition, the State Administration of Taxation has recently issued circulars concerning employee share options. Under these circulars, our employees working in the PRC who exercise share options will be subject to PRC individual income tax. Our PRC subsidiaries have obligations to file documents relating to employee share options with relevant tax authorities and withhold individual income taxes of those employees who exercise their share options. If our employees fail to pay and we fail to withhold their income taxes, we may face sanctions imposed by tax authorities or other PRC government authorities.

Employees

As of December 22, 2011, we had approximately 87 full time employees in the PRC.

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DIRECTORS AND EXECUTIVE OFFICERS

In connection with the change of control of the Company described in Item 5.01 of this Current Report on Form 8-K, we have appointed the following individuals to serve as our executive officers and directors:

Name	Age	Positions
Wei Lin	40	Chief Executive Officer and Chairman of the Board of Directors
Chaojun Lin	48	Director
Chaoqun Xian	29	Director
Jiale Cai	33	Chief Financial Officer

Wei Lin is the founder and the Chairman of BT Shantou since its formation in 2003 and our Chief Executive Officer and Chairman of the Board since December 30, 2011.  Mr. Lin has extensive experience with small businesses and in corporate management. Mr. Lin was  the founder and president of Guangtong Network Calling Station, former CEO of Jieyang Toys Complex Group Co., Ltd, and former Chairman of Beijing Junze Cultural Communications Co., Ltd. and Shanghai Xikang Electronic Technology Development Co., Ltd.  Mr. Lin graduated with an Associates Degree in Economic Management from Central South University, China (formerly known as Central South Industrial University) in 1996.

Chaojun Lin is the Deputy General Manager of BT Shantou and a member of our Board of Directors since December 30, 2011. Mr. Lin was the former deputy principal of Chenghai Tantou School. Since 1995, he was  the former deputy general manager of Guangtong Network Calling Station and the principal of Guangtong Computer Training School. Mr. Lin is experienced in managing operations. Mr. Lin graduated from Chenghai Normal School, China in1985.

Chaoqun Xian, is current International Trading Director of BT Shantou and a member of our Board of Directors since December 30, 2011. Ms. Xian is experienced in marketing and team management. In January 2006, Ms. Xian joined BT Shantou  and has successfully established a stable and productive sales team and a large base of customers that we expect to lead to future growth in sales. Ms. Xian graduated from Xiamen University, China with a Bachelor’s Degree in Automation in 2005.

Jiale Cai has been the Accounting Director of BT Shantou since July 2011 and our Chief Financial Officer since December 30, 2011. Mr. Cai has extensive experience in management accounting and was also accounting manager and director for state-owned, private, and foreign-owned enterprises including Guangdong Kinde Network & Technology Co., Ltd. Fukutomi (Shantou) Industrial Limited from, Shantou Longhu Dongnan Industrial Co., Ltd. and Shantou Zhongmin Group Corp.  Mr. Cai obtained an Associate Degree in Accounting through the professional continuous education program from Guangdong Jinan University, China in 2009.

Key Employees

We employ certain individuals who, while not executive officers, make significant contributions to our business and operations and hold various positions within our subsidiaries.

Dore Scott Perler  (age 51) was appointed as the Assistant Secretary of our company on December 30, 2011. Based in Florida, Mr. Perler consults with BT Shantou for the marketing and business development in North and South America. Mr. Perler brings over 25 years experience in management, sales, marketing, and technology development. Mr. Perler, since 2007 has been the CEO of Pearl Group Advisors, an international representative and management firm. Mr. Perler also held the position of CEO and President of China America Holdings, Inc. and Sense Holdings, Inc.  until January 2009, a biometric technology developer providing security solutions to corporate, government, and private sector clients. From 1996 to 1998, Mr. Perler was vice president of sales for Ansel Communications. From 1993 to 1996, Mr. Perler was the vice president of sales and marketing for LatinRep Associates/ LatinChannels, Inc. Mr. Perler helped develop the company’s organizational infrastructure, designed business processes and operating procedures, planned and executed strategies, recruited and managed professional staff, and created and implemented marketing and business development campaigns. Mr. Perler grew up in New York and has also been a contributing speaker and columnist in the fields of biometric technology and explosives detection.

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Our History

TRANSAX INTERNATIONAL LIMITED ("TSNX")

Transax International Limited ("TNSX" or the "Company") was incorporated in the State of Colorado in 1987. The Company currently trades on the OTCQB  market under the symbol "TNSX" and the Frankfurt and Berlin Stock Exchanges under the symbol "TX6". Prior to April 4, 2011, the Company, through its subsidiary, Medlink Conectividade em Saude Ltda (“Medlink Conectividade”) was an international provider of information network solutions specifically designed for healthcare providers and health insurance companies. The Company's MedLink Solution enabled the real time automation of routine patient eligibility, verification, authorizations, claims processing and payment functions.

On March 26, 2008, we executed a stock purchase and option agreement (the “Agreement”) with Engetech, Inc., a Turks & Caicos corporation (the “Buyer”) controlled and owned 20% by Americo de Castro, director and President of Medlink Conectividade, and 80% by Flavio Gonzalez Duarte or assignees. In accordance with the terms and provisions of the Agreement, we sold to the Buyer 45% of the total issued and outstanding stock of our wholly-owned subsidiary, Transax Limited, which owns one hundred percent of the total issued and outstanding shares of: (i) Medlink Conectividade, and (ii) Medlink Technologies, Inc., (“Medlink”) a Mauritius corporation. However, the Buyer defaulted on payments and on November 24, 2010, pursuant to an agreement, the Buyer returned the 45 shares of Transax Limited held in escrow and forfeited its initial deposit of $937,700 in full and complete satisfaction of any amounts due to us.

On April 4, 2011, pursuant to a Quota Purchase and Sale Agreement amongst Transax Limited, QC Holding I Participacoes S.A., a corporation organized under the laws of Brazil (“QC Holding”), and Medlink Conectividade, we sold 100% of our interest in Medlink Conectividade. As such all related operations have been retroactively presented as discontinued operations for all periods presented and related operating assets and liabilities have been classified as assets from discontinued operations and liabilities from discontinued operations, respectively for all periods presented.

In accordance with the terms and provisions of the Agreement: (i) QC Holding acquired the equity interest of Medlink Conectividade resulting in the sale of our operating subsidiary. As consideration for the purchase and sale of 100% of our interest in Medlink Conectividade, QC paid to us approximately $298,000; (ii) QC Holding agreed to assume all debt and other contingent liabilities of Medlink Conectividade, which as of December 31, 2010 was approximately $7,800,000 including $5,300,000 in past taxes and social security contributions due to the Brazil Government; and (iii) QC contributed to Medlink Conectividade approximately $1,402,000 which will be used to repay us approximately $1,402,000 in loans and interest due to our subsidiary, Transax Limited, which owned 100% of Medlink Conectividade.  In accordance with the further terms and provisions of the Agreement, we retained our relevant technology assets consisting of software code and the Postilion network processor software to carry on business outside of Brazil.

Our board of directors considered the sale of Medlink Conectividade to be in the best interests of the Company and its shareholders. Factors considered included (i) the high levels of debt in Medlink Conectividade, (ii) its continuing net operating losses and (iii) reports from Brazil counsel to Medlink Conectividade indicating that immediate tax and social security payments were due to the Brazilian Government of over $1,000,000.

Subsequent to April 4, 2011, we have had no revenues and limited operations consisting of financial reporting, general administration, and seeking new business opportunities with a merger candidate.

              On December 30, 2011 we acquired BT Brunei and BT Shantou as discussed above under Item 1.01 of this Current Report.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this report before making an investment decision. If any of the following risks actually occur, our business, financial condition and results of operations could be materially and adversely affected. In that event, the trading price of our common stock could decline, and you may lose part or all of your investment. This report also contains forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, including the risks described below and elsewhere in this report.

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Risks related to our business and industry

Risk Factors Relating to Our Business

Our inability to extend our existing products as consumer preferences evolve, and to develop, introduce and gain customer acceptance of new products and product, may materially and adversely impact our business, financial condition and results of operations.

Our business and operating results depend largely upon the appeal of our products. Our continued success in the toy industry will depend on our ability to extend our existing core products and product lines as consumer preferences evolve, and to develop, introduce and gain customer acceptance of new products. Several trends in recent years have presented challenges for the toy industry, including:

·	The phenomenon of children outgrowing toys at younger ages, particularly in favor of interactive and high technology products;
·	Increasing use of technology;
·	Shorter life cycles for individual products; and
·	Higher consumer expectations for product quality, functionality and value.

We cannot assure you that:

·	our current products will continue to be popular with consumers;
·	the product lines or products that we introduce will achieve any significant degree of market acceptance; or
·	the life cycles of our products will be sufficient to permit us to recover design, manufacturing, marketing and other costs associated with those products.

Our failure to achieve any or all of the foregoing benchmarks may cause the infrastructure of our operations to fail, thereby adversely affecting our business, financial condition and results of operations.

The toy industry is highly competitive and our inability to compete effectively may materially and adversely impact our business, financial condition and results of operations.

The toy industry is highly competitive. Globally, certain of our competitors have financial and strategic advantages over us, including:

·	greater financial resources;
·	larger sales, marketing and product development departments;
·	stronger name recognition;
·	longer operating histories; and
·	greater economies of scale.

In addition, the toy industry has no significant barriers to entry. Competition is based primarily on the ability to design and develop new toys, to procure licenses for popular characters and trademarks and to successfully market products. Many of our competitors offer similar products or alternatives to our products. We cannot assure you that we will be able to expand our sales of products or that we will be able to continue to compete effectively against current and future competitors.

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A limited number of customers account for a large portion of our net sales, so that if one or more of our major customers were to experience difficulties in fulfilling their obligations to us, cease doing business with us, significantly reduce the amount of their purchases from us or return substantial amounts of our products, it could have a material adverse effect on our business, financial condition and results of operations.

Our  five largest customers accounted for 100 % of our net sales in 2010. Except for outstanding purchase orders for specific products, we do not have written contracts with or commitments from any of our customers. A substantial reduction in or termination of orders from any of our largest customers could adversely affect our business, financial condition and results of operations. In addition, pressure by large customers seeking price reductions, financial incentives, changes in other terms of sale or for us to bear the risks and the cost of carrying inventory also could adversely affect our business, financial condition and results of operations. If one or more of our major customers were to experience difficulties in fulfilling their obligations to us, cease doing business with us, significantly reduce the amount of their purchases from us or return substantial amounts of our products, it could have a material adverse effect on our business, financial condition and results of operations. In addition, the bankruptcy or other lack of success of one or more of our significant retailers could negatively impact our revenues and bad debt expense.

We depend on Xinzhongyang, and if our relationship with this company is harmed or if they independently encounter difficulties in their manufacturing processes, we could experience product defects, production delays, cost overruns or the inability to fulfill orders on a timely basis, any of which could adversely affect our business, financial condition and results of operations.

Although we have a long term contract with Xinzhongyang, our sales of the Big Tree Magic Puzzle (3D) would be adversely affected if we lost our relationship with Xinzhongyang or if Xinzhongyang’s operations were disrupted or terminated even for a relatively short period of time.  Although we do not purchase the raw materials used to manufacture our products, we are potentially subject to variations in the prices we pay Xinzhongyang to produce the Big Tree Magic Puzzle (3D), depending on what they pay for their raw materials.

From time to time we engage in related party transactions. There are no assurances that these transactions are fair to our company.

From time to time TNSX and its subsidiaries enter into transactions with related parties which include purchases from or sales to a related party, lease of facilities, financing transactions, business consulting services, among other transactions. We cannot assure you that in every instance the terms of the transactions with related parties are on terms as fair as we might receive from or extend to third parties.

We depend on third-party manufacturers who develop, provide and use the tools, dyes and molds that we generally own to manufacture our products. However, we have limited control over the manufacturing processes themselves. As a result, any difficulties encountered by the third-party manufacturers that result in product defects, production delays, cost overruns or the inability to fulfill orders on a timely basis could adversely affect our business, financial condition and results of operations.

We do not have long-term contracts with our third-party manufacturers. Although we believe we could secure other third-party manufacturers to produce our products, our operations would be adversely affected if we lost our relationship with any of our current suppliers or if our current suppliers’ operations were disrupted or terminated even for a relatively short period of time. Our tools, dyes and molds are located at the facilities of our third-party manufacturers.

Although we do not purchase the raw materials used to manufacture our products, we are potentially subject to variations in the prices we pay our third-party manufacturers for products, depending on what they pay for their raw materials.

We are dependent on certain key personnel and the loss of these key personnel could have a material adverse effect on our business, financial condition and results of operations.

Our success is, to a large degree, attributable to Wei Lin our Chief Executive Officer and Mr. Jiale Cai  our Chief Financial Officer.  Messrs. Lin and Cai are responsible for the management, sales and marketing, and operational expertise of our PRC subsidiary and perform key functions in the operation of our business. Although we have no reason to believe that these individuals would discontinue their services with us, the loss of one or more of these key employees could have a material adverse effect upon our business, financial condition and results of operations.

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 We may not be able to manage our business expansion and increasingly complicated operations effectively, which could harm our business.

We plan to expand by opening additional retail stores, expansion of our product offerings, increase our sales network and development of an international distribution business. If our planned expansion is successful, it will result in substantial demands on our management and personnel and our operational, technological and other resources. To manage the expected growth of our operations, we will be required to expand our existing operational, administrative and technological systems and our financial systems, procedures and controls, and to expand, train and manage the planned growth in our employee base. We cannot assure you that our current and planned personnel, systems, procedures and controls will be adequate to support our future operations, or that we will be able to effectively and efficiently manage the growth of our operations, and recruit and retain qualified personnel. Any failure to effectively and efficiently manage our expansion may materially and adversely affect our ability to capitalize on new business opportunities, which in turn may have a material adverse effect on our financial condition and results of operations.

We may lose revenue if our intellectual property rights are not protected and counterfeit Big Tree Carnival or Big Tree brand products are sold in the market.

We believe our intellectual property rights are important to our success and competitive position. A portion of our products are manufactured and marketed under our “Big Tree Carnival,” and “Big Tree” labels. We have filed our labels as trademarks in the PRC. We cannot assure you that there will not be any unauthorized usage or misuse of our trademarks or that our intellectual property rights will be adequately protected as it may be difficult and costly to monitor any infringements of our intellectual property rights in the PRC. If we cannot adequately protect our intellectual property, we may lose revenue.

In addition, we believe the branding of our products and the brand equity in our “Big Tree Carnival,” and “Big Tree” trademarks is important to our expansion effort and the continued success of our business. Our efforts to build our brand may be undermined by the sale of counterfeit goods. The counterfeiting of our products may increase if our products become more popular.

In order to preserve and enforce our intellectual property rights, we may have to resort to litigation against the infringing or counterfeiting parties. Such litigation could result in substantial costs and diversion of management resources which may have an effect on our financial performance.

We may inadvertently infringe third-party intellectual property rights, which could negatively impact our business and financial results.

We are not aware of, nor have we received any claims from third parties for, any violations or infringements of intellectual property rights of third parties by us as of the date of this report. Nevertheless, there can be no assurance that as we develop new product designs and production methods, we would not inadvertently infringe the intellectual property rights of others or others would not assert infringement claims against us or claim that we have infringed their intellectual property rights. Claims against us, even if untrue or baseless, could result in significant costs, legal or otherwise, cause product shipment delays, require us to develop non-infringing products, enter into licensing agreements or may be a distraction to our management. Licensing agreements, if required, may not be available on terms acceptable to us or at all. In the event of a successful claim of intellectual property rights infringement against us and our failure or inability to develop non-infringing products or to license the infringed intellectual property rights in a timely or cost-effective basis, our business and/or financial results will be negatively impacted.

We have not purchased insurance coverage and any loss resulting from product liability or third party liability claims or casualty losses must be paid by us.

We have not purchased insurance coverage for product liability or third party liability and are therefore not covered or compensated by insurance in respect of losses, damages, claims and liabilities arising from or in connection with product liability or third party liability. In addition, we currently do not maintain any property insurance policies covering losses due to fire, flood, earthquake, equipment failure, break-ins, typhoons and similar events, nor do we maintain business interruption insurance. As a result, our business and prospects could be adversely affected in the event of such problems in our operations and may suffer losses that could have a material adverse effect on our business, financial condition, results of operations, or cash flows.

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Violation of Foreign Corrupt Practices Act or China anti-corruption law could subject us to penalties and other adverse consequences.

We are subject to the United States Foreign Corrupt Practices Act (“FCPA”) which generally prohibits United States public companies from bribing or making prohibited payments to foreign officials to obtain or retain business. PRC law also strictly prohibits bribery of government officials. While we take precautions to educate our employees about the FCPA and Chinese anti-corruption law, there can be no assurance that we or the employees or agents of our subsidiaries will not engage in such conduct, for which we may be held responsible. If that were to occur, we could suffer penalties that may have a material adverse effect on our business, financial condition and results of operations.

Risks related to doing business in China

Our business is subject to extensive government regulation and any violation by us of such regulations could result in product liability claims, loss of sales, diversion of resources, damage to our reputation, increased warranty costs or removal of our products from the market, and we cannot assure you that our product liability insurance for the foregoing will be sufficient.

Our business is subject to various laws, including China's National Safety Technical Code for Toys - GB 6657-2003 and Safety of Electric Toys – GB19865-2005. We cannot assure you that defects in our products will not be alleged or found. Any such allegations or findings could result in:

·	product liability claims;
·	loss of sales;
·	diversion of resources;
·	damage to our reputation;
·	increased warranty costs; and
·	removal of our products from the market.

Any of these results may adversely affect our business, financial condition and results of operations.

Uncertainties with respect to the PRC legal system could harm us.

Our operations in China are governed by PRC laws and regulations. The PRC legal system is a civil law system based on written statutes. Unlike common law systems, prior court decisions have limited precedential value.  BT Shantou is generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws applicable to wholly foreign-owned enterprises.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently-enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until some-time after the violation has occurred. Moreover, some regulatory requirements issued by certain PRC government authorities may not be consistently applied by other government authorities, including local government authorities, thus making strict compliance with all regulatory requirements impractical, or in some circumstances, impossible. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

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In addition, on August 29, 2008, SAFE promulgated Circular 142, a notice regulating the conversion by a foreign-invested company of its capital contribution in foreign currency into RMB. The notice requires that the capital of a foreign-invested company settled in RMB converted from foreign currencies shall be used only for purposes within the business scope as approved by the authorities in charge of foreign investment or by other competent authorities and as registered with the Administration for Industries and Commerce and, unless set forth in the business scope or in other regulations, may not be used for equity investments within the PRC. In addition, SAFE strengthened its oversight of the flow and use of the capital of a foreign-invested company settled in RMB converted from foreign currencies. The use of such RMB capital may not be changed without SAFE’s approval, and may not in any case be used to repay RMB loans if the proceeds of such loans have not been used. Violations of Circular 142 will result in severe penalties, including heavy fines. As a result, Circular 142 may significantly limit our ability to capitalize our PRC operations, which could adversely affect our ability to invest in or acquire any other PRC companies.

Restrictions on currency exchange may limit our ability to receive and use our revenue effectively.

Because substantially all of our revenue is denominated in RMB, restrictions on currency exchange may limit our ability to use revenue generated in RMB to fund any business activities we may have outside China or to make dividend payments to our shareholders in U.S. dollars. The principal regulation governing foreign currency exchange in China is the Foreign Currency Administration Rules (1996), as amended. Under these rules, RMB is freely convertible for trade and service-related foreign exchange transactions, but not for direct investment, loan or investment in securities outside China unless the prior approval of SAFE is obtained. Although the PRC government regulations now allow greater convertibility of RMB for current account transactions, significant restrictions still remain. For example, foreign exchange transactions under our subsidiaries capital accounts, including principal payments in respect of foreign currency-denominated obligations, remain subject to significant foreign exchange controls. These limitations could affect our ability to obtain foreign exchange for capital expenditures. We cannot be certain that the PRC regulatory authorities will not impose more stringent restrictions on the convertibility of RMB, especially with respect to foreign exchange transactions.

Fluctuations in the value of the RMB may have a material adverse effect on your investment.

The change in value of the RMB against the U.S. dollar and other currencies is affected by, among other things, changes in China’s political and economic conditions. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the RMB to the U.S. dollar. Under the current policy, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. Recently, the PRC has decided to proceed further with reform of the RMB exchange regime and to enhance the RMB exchange rate flexibility. There remains significant international pressure on the PRC government to adopt a more flexible currency policy, which could result in a further and more significant adjustment of the RMB against the U.S. dollar.

Any significant revaluation of the RMB may have a material adverse effect on the value of, and any dividends payable on, our common stock in foreign currency terms. More specifically, if we decide to convert our RMB into U.S. dollars for the purpose of making payments for dividends on our common stock or for other business purposes, appreciation of the U.S. dollar against the RMB would have a negative effect on the U.S. dollar amount available to us. Consequently, appreciation or depreciation in the value of the RMB relative to the U.S. dollar could materially adversely affect our financial results reported in U.S. dollar terms without giving effect to any underlying change in our business or results of operations.

Recent PRC regulations relating to offshore investment activities by PRC residents and employee stock options granted by overseas-listed companies may increase our administrative burden, restrict our overseas and cross-border investment activity or otherwise adversely affect the implementation of our acquisition strategy. If our shareholders who are PRC residents, or our PRC employees who are granted or exercise stock options, fail to make any required registrations or filings under such regulations, we may be unable to distribute profits and may become subject to liability under PRC laws.

In 2005, SAFE promulgated regulations that require PRC residents and PRC corporate entities to register with local branches of SAFE in connection with their direct or indirect offshore investment activities. These regulations apply to our shareholders who are PRC residents and may apply to any offshore acquisitions that we make in the future.

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Under the SAFE regulations, PRC residents who make, or have previously made, direct or indirect investments in offshore companies, will be required to register those investments. In addition, any PRC resident who is a direct or indirect shareholder of an offshore company is required to file or update the registration with the local branch of SAFE, with respect to that offshore company, any material change involving its round-trip investment, capital variation, such as an increase or decrease in capital, transfer or swap of shares, merger, division, long-term equity or debt investment or creation of any security interest. If any PRC shareholder fails to make the required SAFE registration, the PRC subsidiary of that offshore parent company may be prohibited from distributing their profits and the proceeds from any reduction in capital, share transfer or liquidation, to their offshore parent company, and the offshore parent company may also be prohibited from injecting additional capital into their PRC subsidiary. Moreover, failure to comply with the various SAFE registration requirements described above could result in liability under PRC laws for evasion of applicable foreign exchange restrictions.

We cannot provide any assurances that all of our shareholders who are PRC residents will make or obtain any applicable registrations or approvals required by these SAFE regulations. The failure or inability of our PRC resident shareholders to comply with the registration procedures set forth in the SAFE regulations may subject BT Shantou to fines and legal sanctions, restrict our cross-border investment activities, or limit BT Shantou ability to distribute dividends to or obtain foreign-exchange dominated loans from our company.

As it is uncertain how the SAFE regulations will be interpreted or implemented, we cannot predict how these regulations will affect our business operations or future strategy. For example, we may be subject to a more stringent review and approval process with respect to our foreign exchange activities, such as remittance of dividends and obtaining foreign currency denominated borrowings, which may harm our results of operations and financial condition. In addition, if we decide to acquire a PRC domestic company, we cannot assure you that we or the owners of such company, as the case may be, will be able to obtain the necessary approvals or complete the necessary filings and registrations required by the SAFE regulations. This may restrict our ability to implement our acquisition strategy and could adversely affect our business and prospects.

The New M&A Rules establish more complex procedures for some acquisitions of Chinese companies by foreign investors, which could make it more difficult for us to pursue growth through acquisition in China.

The New M&A Rules that became effective on September 8, 2006 established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time-consuming and complex, including requirements in some instances that the Ministry of Commerce be notified in advance of any change-of-control transaction in which a foreign investor takes control of a PRC domestic enterprise. Complying with the requirements of the M&A Rules to complete such transactions could be time-consuming, and any required approval processes, including obtaining approval from the Ministry of Commerce, may delay or inhibit our ability to complete such transactions, which could materially adversely affect our ability to grow our business through acquisitions in China.

Under The PRC Enterprise Income Tax Law, our company and/or China Ziyang Technology may be classified as a “resident enterprise” of the PRC. Such classification could result in tax consequences to us, our non-PRC resident shareholders and China Ziyang Technology.

On March 16, 2007, the National People’s Congress approved and promulgated a new tax law, the PRC Enterprise Income Tax Law, or “EIT Law” which took effect on January 1, 2008. Under the EIT Law, enterprises are classified as resident enterprises and non-resident enterprises. An enterprise established outside of China with “de facto management bodies” within China is considered a “resident enterprise” meaning that it can be treated in a manner similar to a Chinese enterprise for enterprise income tax purposes. The implementing rules of the EIT Law define “de facto management bodies” as a managing body that in practice exercises “substantial and overall management and control over the production and operations, personnel, accounting, and properties” of the enterprise; however, it remains unclear whether the PRC tax authorities would deem our managing body as being located within China. Due to the short history of the EIT Law and lack of applicable legal precedents, the PRC tax authorities determine the PRC tax resident treatment of a foreign company on a case-by-case basis.

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If the PRC tax authorities determine that our company and/or BT Brunei are a “resident enterprise” for PRC enterprise income tax purposes, a number of PRC tax consequences could follow. First, our company and/or BT Brunei could be subject to the enterprise income tax at a rate of 25 percent on our and/or BT Brunei’s worldwide taxable income, as well as PRC enterprise income tax reporting obligations. Second, under the EIT Law and its implementing rules, dividends paid between “qualified resident enterprises” are exempt from enterprise income tax. As a result, if our company and/or BT Brunei are treated as PRC “qualified resident enterprises” all dividends paid from BT Shantou to us (through BT Brunei) should be exempt from PRC tax.

Finally, the new “resident enterprise” classification could result in a situation in which a 10 percent PRC tax is imposed on dividends we pay to our non-PRC stockholders that are not PRC tax “resident enterprises” and gains derived by them from transferring our common stock, if such income is considered PRC-sourced income by the relevant PRC authorities. In such event, we may be required to withhold a 10 percent PRC tax on any dividends paid to non-PRC resident stockholders. Our non-PRC resident stockholders also may be responsible for paying PRC tax at a rate of 10 percent on any gain realized from the sale or transfer of our common stock in certain circumstances. We would not, however, have an obligation to withhold PRC tax with respect to such gain.

Moreover, the State Administration of Taxation (“SAT” released Circular Guoshuihan No. 698 (“Circular 698” on December 15, 2009 that reinforces the taxation of non-listed equity transfers by non-resident enterprises through overseas holding vehicles. Circular 698 addresses indirect share transfers as well as other issues. Circular 698 is retroactively effective from January 1 2008. According to Circular 698, where a foreign (non-PRC resident) investor who indirectly holds shares in a PRC resident enterprise through a non-PRC offshore holding company indirectly transfers equity interests in a PRC resident enterprise by selling the shares of the offshore holding company, and the latter is located in a country or jurisdiction where the effective tax burden is less than 12.5% or where the offshore income of his, her, or its residents is not taxable, the foreign investor is required to provide the PRC tax authority in charge of that PRC resident enterprise with certain relevant information within 30 days of the transfer. The tax authorities in charge will evaluate the offshore transaction for tax purposes. In the event that the tax authorities determine that such transfer is abusing forms of business organization and a reasonable commercial purpose for the offshore holding company other than the avoidance of PRC income tax liability is lacking, the PRC tax authorities will have the power to re-assess the nature of the equity transfer under the doctrine of substance over form. A reasonable commercial purpose may be established when the overall international (including U.S.) offshore structure is set up to comply with the requirements of supervising authorities of international (including U.S.) capital markets. If the SAT’s challenge of a transfer is successful, it may deny the existence of the offshore holding company that is used for tax planning purposes and subject the seller to PRC tax on the capital gain from such transfer. Since Circular 698 has a short history, there is uncertainty as to its application. We (or a foreign investor) may become at risk of being taxed under Circular 698 and may be required to expend significant resources to comply with Circular 698 or to establish that we (or such foreign investor) should not be taxed under Circular 698, which could have a material adverse effect on our financial condition and results of operations (or such foreign investor’s investment in us).

If any such PRC tax applies, a non-PRC resident investor may be entitled to a reduced rate of PRC tax under an applicable income tax treaty and/or a deduction against such investor’s domestic taxable income or a foreign tax credit against such investor’s domestic income tax liability (subject to applicable conditions and limitations). In the case of a U.S. holder, if a PRC tax applies to dividends paid on our common stock, or to gain from the disposition of our common stock, such tax should be treated as a foreign tax eligible for a deduction from such holder’s U.S. federal taxable income or a foreign tax credit against such holder’s U.S. federal income tax liability (subject to applicable conditions and limitations). In addition, the U.S. holder should be entitled to certain benefits under the agreement between the Government of the United States of America and the Government of the People’s Republic of China for the Avoidance of Double Taxation and the Prevention of Tax Evasion with Respect to Taxes on Income (the “U.S.-PRC Tax Treaty”, including the treatment of any such income as arising in the PRC for purposes of calculating such foreign tax credit, if such holder is considered a resident of the United States for the purposes of the U.S.-PRC Tax Treaty. Prospective investors should consult with their own tax advisors regarding the applicability of any such taxes, the effects of any applicable income tax treaties, and any available foreign tax credits.

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We face risks related to natural disasters and health epidemics in China, which could have a material adverse effect on our business and results of operations.

Our business could be materially adversely affected by natural disasters or the outbreak of health epidemics in China. For example, in May 2008, Sichuan Province suffered a strong earthquake measuring approximately 8.0 on the Richter scale that caused widespread damage and casualties. In addition, in the last decade, the PRC has suffered health epidemics related to the outbreak of avian influenza and severe acute respiratory syndrome, or SARS. In April 2009, an outbreak of the H1N1 virus, also commonly referred to as “swine flu” occurred in Mexico and has spread to other countries. Cases of swine flu have been reported in Hong Kong and mainland China. The Chinese government and certain regional governments within China have enacted regulations to address the H1N1 virus, which may have an effect on our business. If the outbreak of swine flu were to become widespread in China or increase in severity, it could have an adverse effect on economic activity in China, and could require the temporary closure of manufacturing facility. Such events could severely disrupt our business operations and harm our results of operations. Any future natural disasters or health epidemics in the PRC could also have a material adverse effect on our business and results of operations.

New labor laws in the PRC may adversely affect our results of operations.

On June 29, 2007, the PRC government promulgated a new labor law, namely the Labor Contract Law of the PRC, or the New Labor Contract Law, which became effective on January 1, 2008. The New Labor Contract Law imposes greater liabilities on employers and significantly affects the cost of an employer’s decision to reduce its workforce. Further, it requires certain terminations be based upon seniority and not merit. In the event we decide to significantly change or decrease our workforce, the New Labor Contract Law could adversely affect our ability to enact such changes in a manner that is most advantageous to our business or in a timely and cost-effective manner, thus materially adversely affecting our financial condition and results of operations.

Risks related to our common stock

We have convertible preferred stock which is convertible into our common stock.  A conversion of such stock will have a dilutive effect onto existing shareholders.

In connection with our acquisition of 100% of the outstanding shares of BT Brunei on December 30, 2011, we issued BT Hong Kong 6,500,000 shares of our series C convertible preferred stock. The series C convertible preferred stock is  convertible into 6,500,000 shares of our common stock, giving effect to the anticipated 1 for 700 reverse stock split of our outstanding common stock.  In addition, we issued China Direct Investments 2,542,743 shares of our series B preferred stock  as compensation for services and 520,010 shares under the terms of a Debt Exchange Agreement.  The 3,062,753 shares of our series B preferred stock which is convertible into 3,062,753 shares of our common stock, giving effect to the anticipated 1 for 700 reverse stock split of our outstanding common stock.  At such time as BT Hong Kong and China Direct Investments convert their preferred stock, the 9,562,753 shares of our common stock we will issue are expected to represent approximately 95.6% of our then issued and outstanding common stock.   The issuance of these additional shares will be dilutive to our existing shareholders.

We expect to undertake a reverse stock split of our outstanding common stock in order to satisfy our obligations to issue common stock under the terms of the convertible preferred stock issued to BT HONG KONG,  China Direct Investments and Former TNSX creditors.

We expect to undertake a 1 for 700 reverse stock split of our common stock in the near future.  The primary objective of the reverse split will be to allow for the issuance of shares of our common stock to BT Hong Kong,  China Direct Investments and the Former TNSX creditors under the terms of the convertible preferred stock we issued to them. Our board of directors believes that the additional shares are necessary to fulfill our obligations under the convertible preferred stock. On the market effective date of the reverse stock split the number of shares of our common stock will be reduced from 96,078,960 to 137,256. There are no assurances that the current trading price of our common stock will remain at the pre-split level and it is likely that it will decline given the limited following for our common stock.  In addition, because the reverse split will have the effect of increasing the number of authorized but unissued shares of our common stock which are available for issuance by our company, the reverse split may also be construed as having an anti-takeover effect.

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None of our board of directors are considered audit committee financial experts.  If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results. As a result, current and potential shareholders could lose confidence in our financial reporting, which would harm our business and the trading price of our stock.

Our internal accounting staff and our Board of Directors are relatively inexperienced with U.S. GAAP and the related internal control procedures required of U.S. public companies. Although our accounting staff is professional and experienced in accounting requirements and procedures generally accepted in the PRC, management has determined that they require additional training and assistance in U.S. GAAP matters. Management has determined that our internal audit function is also significantly deficient due to insufficient qualified resources to perform internal audit functions. Finally, we have not established an Audit Committee of our Board of Directors.

Although we have not evaluated the internal controls over financial reporting of the business activities at BT Shantou which we acquired on December 30, 2011, we cannot assure investors that we maintained effective internal controls over financial reporting based on criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated Framework. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. For these reasons, we  are considering the costs and benefits associated with improving and documenting our disclosure controls and procedures and internal controls and procedures, which includes (i) our recent hiring of a business consulting firm that has expertise in accounting and U.S. GAAP matters with publicly-traded companies (ii) hiring additional personnel with sufficient U.S. GAAP experience and (iii) implementing ongoing training in U.S. GAAP requirements for our CFO and accounting and other finance personnel.  If the result of these efforts are not successful, or if material weaknesses are identified in our internal control over financial reporting, our management will be unable to report favorably as to the effectiveness of our internal control over financial reporting and/or our disclosure controls and procedures, and we could be required to further implement expensive and time-consuming remedial measures and potentially lose investor confidence in the accuracy and completeness of our financial reports which could have an adverse effect on our stock price and potentially subject us to litigation.

The tradability of our common stock is limited under the penny stock regulations which may cause the holders of our common stock difficulty should they wish to sell the shares.

Because the quoted price of our common stock is less than $5.00 per share, our common stock is considered a “penny stock” and trading in our common stock is subject to the requirements of Rule 15g-9 under the Securities Exchange Act of 1934.  Under this rule, broker/dealers who recommend low-priced securities to persons other than established customers and accredited investors must satisfy special sales practice requirements. The broker/dealer must make an individualized written suitability determination for the purchaser and receive the purchaser’s written consent prior to the transaction.

SEC regulations also require additional disclosure in connection with any trades involving a “penny stock” including the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and its associated risks. These requirements severely limit the liquidity of securities in the secondary market because few brokers or dealers are likely to undertake these compliance activities and this limited liquidity will make it more difficult for an investor to sell his shares of our common stock in the secondary market should the investor wish to liquidate the investment.  In addition to the applicability of the penny stock rules, other risks associated with trading in penny stocks could also be price fluctuations and the lack of a liquid market.

Our controlling stockholders may take actions that conflict with your interests.

As of December 30, 2011, BT Hong Kong has the right to appoint two directors and assuming the conversion of the convertible preferred stock and completion of the reverse stock split, two shareholders beneficially own approximately 95.6% of our common stock.  In this case, these shareholders will be able to exercise control over all matters requiring stockholder approval, including the election of directors, amendment of our certificate of incorporation and approval of significant corporate transactions including the proposed 1 for 700 reverse stock split agreed to in connection with our acquisition of 100% of the issued and outstanding shares of BT Brunei, and they will have significant control over our management and policies. The directors elected by these stockholders will be able to significantly influence decisions affecting our capital structure. This control may have the effect of delaying or preventing changes in control or changes in management, or limiting the ability of our other stockholders to approve transactions that they may deem to be in their best interest.

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CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This report includes forward-looking statements that relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,‿ “expect," “anticipate," “estimate," “intend," “plan," “targets," “likely," “aim," “will," “would," “could," and similar expressions or phrases identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and future events and financial trends that we believe may affect our financial condition, results of operation, business strategy and financial needs. Forward-looking statements include, but are not limited to, statements about:

·	Factors affecting consumer preferences and customer acceptance of new products.
·	Competition in the toy industry.
·	Loss of one or more key customers.
·	Dependence on third-party contract manufacturers.
·	Dependence on certain key personnel.
·	Inability to manage our business expansion.
·	Infringement by third parties on our intellectual property rights.
·	Our inadvertent infringement of third-party intellectual property rights.
·	PRC government fiscal policy that affect real estate development and consumer demand.
·	Availability of skilled and unskilled labor and increasing labor costs.
·	Lack of insurance coverage and the impact of any loss resulting from product liability or third party liability claims or casualty losses.
·	Violation of Foreign Corrupt Practices Act or China anti-corruption laws.
·	Economic, legal restrictions and business conditions in China.
·	Dilution attributable to our convertible preferred stock.
·	Impact of proposed reverse stock split of our outstanding common stock.
·	Limited public market for our common stock.
·	Potential conflicts of interest between our controlling shareholders and our shareholders.

You should read thoroughly this report and the documents that we refer to herein with the understanding that our actual future results may be materially different from and/or worse than what we expect. We qualify all of our forward-looking statements by these cautionary statements including those made in “Risk Factors." Other sections of this report include additional factors which could adversely impact our business and financial performance. Moreover, we operate in an evolving environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this report, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of our financial condition and results of operation for the nine month periods ended September 30, 2011 and 2010 and for the years ended December 31, 2010 and 2009 should be read in conjunction with the financial statements and the notes to those statements that are included in this report.

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Overview

             Acquisition of  BT Brunei and BT Shantou

Shantou Big Tree Toys Co., Ltd. (“BT Shantou”), our principal operating subsidiary in the People’s Republic of China (the “PRC”) was established under the laws of the PRC on November 21, 2003. Big Tree International Co., Ltd. (“BT Brunei”) was formed in the State of Brunei Darussalam by a Hong Kong company Lins (HK) International Trading Limited (the “BT Hong Kong”) on April 13, 2011.

On July 5, 2011, BT Brunei agreed to acquire 100% of the equity interest of BT Shantou in exchange for paying the shareholders of BT Shantou the price of RMB 5,000,000 (approximately US$774,881). On September 6, 2011, Bureau of Foreign Trade and Economic Cooperation of Shantou approved the acquisition to be effective as of October 13, 2011. BT Shantou received its business license as a wholly foreign owned enterprise that recognizes BT Brunei as its sole shareholder.

On December 31, 2011, we ("TNSX") entered into a Share Exchange Agreement (the “Share Exchange Agreement" among us, BT Brunei and its shareholder BT Hong Kong. Under the Share Exchange Agreement, we exchanged 6,500,000 shares of TNSX's Series C Convertible Stock (the "Series C Preferred Stock") to acquire 100% of the issued and outstanding shares of BT Brunei from its sole shareholder BT Hong Kong. The number of shares of TNSX’s common stock to be issued upon conversion of the Series C Preferred Stock and after giving effect to a 1 for 700 reverse stock split (the “Reverse Stock Split”) will represent approximately 65% of the issued and outstanding shares of TNSX,  and is hereinafter referred to as the “Exchange”. On the Closing Date, BT Hong Kong will become a shareholder of TNSX. The Share Exchange Agreement was approved by our Board of Directors on December 30, 2011 and no approval of our shareholders was necessary under Colorado law. The transaction will be accounted for as a reverse merger and recapitalization of BT Brunei whereby BT Brunei is considered the acquirer for accounting purposes and the 6,500,000 shares of our common stock  were accounted for as paid in capital of  TNSX. As a result of the consummation of the Share Exchange, BT Brunei and BT Shantou are now our wholly-owned subsidiaries.

As compensation for services under the  December 30, 2011 consulting agreement we entered into with China Direct Investments we issued China Direct Investments 2,542,743 shares of our common stock after giving effect to the Reverse Stock Split, which will represent approximately 25.40% of the issued and outstanding shares of TNSX. The services China Direct Investments provided to us included an evaluation of several different business opportunities, including the acquisition of  BT Brunei and BT Shantou. The China Direct shares will be accounted for as an expense of our company prior to the merger and recapitalization with BT Brunei and the resulting effect in net equity was eliminated upon completion of reverse merger and recapitalization with BT Brunei.

BT Brunei and BT Shantou are in the business of toys sourcing, distribution and contractual manufacturing  targeting  international and domestic distributors and customers in the toys industry.  BT Brunei and BT Shantou are collectively called “Big Tree” in this report.

BT Shantou Business Overview

Big Tree Shantou ("BT Shantou ")  focuses on toys sourcing, distribution and contractual manufacturing business targeting  international and domestic toy distributors and customers in the toy industry. BT Shantou was established  in 2003,  and is located in Shantou City of Guangdong province, the geographical region well-known for toys manufacturing and exporting in China. Since inception, BT Shantou has provided a number of procurement services for international toy distributors and wholesalers, including identifying, evaluating, and engaging local manufacturers for supply of toys and original equipment manufacturers ("OEM").  BT Shantou sources a wide variety of 800,000 toys made of plastic, wood, metal, wool, and electronic materials, primarily targeting children from infants to teenagers.

We source toys to distributors, trading companies, and wholesalers primarily located in mainland China, Hong Kong, Europe, South America, and Asia.  The end customers are typically children, ranging from infants to teenagers, in these countries and regions. During the first nine months of 2011, Britain and Mexico represented 14% and 10% of our total revenues respectively. During the first nine months of 2011, our top five customers represented approximately 37% of our total revenues, and one of those customers, Pacific Toys (HK) Limited, represented 10% of our total revenues. The products sourced to these top five customers are primarily battery-operated plastic toys and regular plastic toys.

- A27 -

Additionally, during the first nine months of 2011 one of our vendor- suppliers, Universal Toys (HK) Ltd., accounted for 83% of our toy purchases while for the same period in 2010,  66% of our purchases were diversified through five different suppliers, with four of them accounting for more than 10%  of our purchases-refer to Note-14 for details on concentration of vendors.

In 2011, we started selling Big Tree Magic Puzzle (3D) directly to Chinese domestic end consumers including children and grown-ups through our own sale counters in Dennis Department Store (the “Dennis”) and online store at Taobao Mall (www. Tmall.com), the biggest B2C online retailing platform in China. The sale from this segment represented less than 1% of our total revenue during the first nine months of 2011.

Results of Operations

The following discussion of our financial condition and results of operation for the nine month periods ended September 30, 2011 and 2010 and for the years ended December 31, 2010 and 2009 should be read in conjunction with the financial statements and the notes to those statements that are included elsewhere in this report.  Our results for the nine months ended September 30, 2011 are not necessarily indicative of the results that should be expected for the full year ending December 31, 2011.

For the nine month ended September 30, 2011 compared to the same period in 2010

Revenues for the nine month period ended September 30, 2011 amounted to  $ 17.1 million, an increase of $15.3 million, as compared to the same period in 2010. This increase was primarily due to our consolidated increase in sales volume,  which included  the exports sales from BT Brunei as well as those from  BT Shantou's domestic and export sales during 2011. BT Brunei export sales during the first nine months period ended September 30, 2011 accounted for approximately  84% of total revenues of $17.1 million. BT Shantou sales revenue, exclusive of BT Brunei, increased to $2.8 million, or 48.7%, as compared to the same period in 2010. BT Shantou export sales revenue was approximately $1.7 million of the $2.8 million, or approximately 61% in export toy sales .

Cost of revenues amounted to $15.1 million for the nine month period ended September 30, 2011, an increase of  $13.4 million, while cost of revenues as a percentage of revenues decreased to 88.2%  in 2011 from 93.6% for the same period in 2010 due to lower cost of toy products and improved efficiencies in our supply chain.

 Our gross margin was $2.0 million for the nine months ended September 30, 2011, an increase of $1.9 million, as compared to the same period in 2010. As a percentage of revenues, gross margin was 11.8% for 2011, as compared to 6.4% for the same period in 2010. This increase  was primarily due to higher export sales.

Operating expenses, composed of selling and general and administrative expenses, amounted to $0.8 million for the nine months ended September 30, 2011, an increase of $0.6 million, as compared to the same period in 2010. General and administrative expenses amounted to $0.7 million for the nine month period ended September 30, 2011, an increase of $0.6 million, as compared to the same period of 2010. This increase was primarily due to higher salary and employee benefits due to additional sales employees, coupled with  procurement service fees paid to agent for toy purchases and arranging delivery of toy products.

 BT Shantou is governed by the Income Tax Law of the People’s Republic of China Concerning Foreign Investment Enterprise and Foreign Enterprises and local income tax laws (the “PRC Income Tax Law”). Pursuant to the PRC Income Tax Law, BT Shantou is subject to tax at a maximum statutory rate of 25% (inclusive of state and local income taxes).Big Tree International Co., Ltd. (“BT Brunei”) was incorporated in the State of Brunei Darussalam, and are not subject to any corporate income taxes in accordance to the laws and regulations of that country.

Our effective tax rate for the nine months ended September 30, 2011 was negligible since approximately  all  of  the consolidated taxable income was attributable to  BT Brunei's  operating income which were not subject to  corporate income taxes under the Brunei Income Tax Law. BT Shantou was subject to minimal corporate income taxes in the PRC resulting in  less than $21,000 of tax provision  due to abated taxes permanent timing differences.

Our net income amounted to $1.2 million, an increase of $1.3 million, for the nine months ended September 30, 2011, as compared to a net loss of  ($0.1) million for same period in 2010. The increase was primarily due to higher  revenues and gross profit margins, partially offset by an increase of  $0.6 million in selling, general and administrative expenses.

- A28 -

For the year ended December 31, 2010 compared to 2009

Revenues amounted to $2.7 million for the year ended December 31, 2010, an increase of $1.4 million,  compared to the same period in 2009. The increase was primarily due to higher export sales revenue  of approximately $0.8 million, coupled with an increase in domestic market sales of  approximately $0.6 million. We were able to compete effectively both  in marketing our toy products and in price to existing customer base while adding more customers in 2010 as compared to 2009.

Cost of revenues amounted to $2.5 million for the year ended December 31, 2010, an increase of $1.3million,  while cost of revenues as a percentage of revenues increased slightly to 92.8%  in 2010 from 91.7%  for the same period in 2009. The increase is primarily due to higher cost of  plastic toy products.

Our gross margin was $197,519 for the year ended December 31, 2010,  an increase of $90,345, or 84.3%, as compared to the same period in 2009. As a percentage of revenues, gross margin was 7.2%  for 2010, as compared to 8.3% for the same period in 2009. This decrease  in gross margin was primarily due to higher cost of products.

Our operating expenses, composed of selling and general and administrative expenses, amounted to $278,108  for the year ended December 31, 2010, an increase of  $97,394, or 53.9%,  as compared to the same period in 2009. General and administrative expenses amounted to $194,172  for the year ended December 31, 2010, an increase of $63,376, or 48.5%, as compared to the same period of 2009. This increase was primarily due to higher salary and employee benefits due to additional sales and marketing employees  to serve the sales growth and customers' demand as well as the expansion of our sales network.

Our net loss amounted to ( $94,557)  for the year ended December 31, 2010, as compared to a net loss of  ($69,351) for the same period in 2009. The increase in net loss is due to higher cost of revenues, lower margins and higher general and administrative expenses for 2010 as compared to 2009.

Liquidity and Capital Resources

Liquidity is the ability of a company to generate sufficient cash to meet its operational cash requirements.

We had a working capital of $1.4 million as of  September 30, 2011 as compared to a working capital deficit of $94,221 as of December 31, 2010,  due primarily to higher sales revenues in 2011.

Our primary uses of cash have been for purchases of  toy products, selling, and general and administrative expenses. Our primary sources of cash are derived from revenues from the sales of our toy products.

We expect that our cash on hand and cash flow from operations will be sufficient to sustain our operations for at least the next twelve months.  However, the following trends are reasonably likely to require us to raise additional capital.

·	An increase in working capital requirements to finance the growth of our distribution network capacity;
·	Increases in capital expenditures, marketing and administrative expenses to support the sales growth of our company;
·	The costs for recruitment and retention of additional management and personnel to support our operations and expansion plans; and
·	The additional costs, including legal accounting and consulting fees, associated with a public company and related compliance activities.

Total current liabilities increased by $2.5 million in 2011  as compared to December 31, 2010 primarily  due  to $0.9 million in advances from customers  for products to be delivered, and $1.0 million due to related parties for working capital advances and toy purchases from Universal Toys, Ltd., as disclosed in Note 11.

- A29 -

Cash Flows Analysis

For the nine months ended September 30, 2011 compared to the same period in 2010

              NET CASH FLOW (USED IN)/ PROVIDED BY OPERATING ACTIVITIES:

Net cash used in operating activities was $0.6 million for the nine months ended September 30, 2011, as compared to net cash provided by operating activities of $0.3 million for the same period in 2010. The decrease resulting from cash used in operating activities was primarily due to an  increase of $4.0 million in accounts receivable from higher sales and prepaid expenses, offset by increases in accounts payable due  to related party as a result of  higher purchases for products and advances from customers for sales orders received.

NET CASH FLOW USED IN INVESTING ACTIVITIES:

Net cash provided by investing activities amounted to $0.3 million for the nine months ended September 30, 2011 as a result of proceeds received from disposition of  building,  with no comparable investing activity for the same period  in 2010.

NET CASH FLOW USED IN FINANCING ACTIVITIES:

Net cash provided by financing activities was $0.4 million for the nine months ended September 30, 2011, as compared to net cash used of $0.2 million for the same period in 2010. The increase in net cash provided by financing activities in 2011 was  due to advances received from related party while the net cash used in financing activities for 2010 was primarily due to repayments to related party.

For the year ended December  31, 2010 compared to the same period in 2009

           NET CASH FLOW PROVIDED BY (USED IN)/ OPERATING ACTIVITIES:

Net cash provided by operating activities was $0.3 million for the  year ended December 31, 2010, as compared to net cash used in operating activities of $0.6 million for the same period in 2009. The increase resulting from cash provided by operating activities  for  2010 was primarily due to a  decrease of $0.3 million in  accounts receivable coupled with $0.3 million from inventories due to anticipated export sales,  offset by $0.3 million in prepayments to suppliers of inventory. The  increase in net cash used in operating  activities for 2009 was primarily due to lower inventories and increase in accounts receivable due to export sales.

NET CASH FLOW USED IN INVESTING ACTIVITIES:

There was no cash flow used in or provide by operating activities for the year ended December 31, 2010, as compared to $4,691 cash used for purchases of property, plant and equipment during the same period in 2009.

NET CASH FLOW USED IN FINANCING ACTIVITIES:

               Net cash used in financing activities was $0.2 million for the year ended December 31, 2010 primarily due to repayments of advances from related party, while  for the same period in 2009 we had net cash provided of $0.6 million due to advances from related party.

At September 30, 2011 and December 31, 2010, we maintained cash and cash equivalents of $139,742 and $44,377, respectively, in financial institutions located in China.  Cash held in banks in the PRC is not insured. The value of cash on deposit in China has been converted to U.S. dollars based on the exchange rate as of respective balance sheet dates. In 1996, the Chinese government introduced regulations, which relaxed restrictions on the conversion of the RMB; however restrictions still remain, including but not limited to restrictions on foreign invested entities. Foreign invested entities may only buy, sell or remit foreign currencies after providing valid commercial documents at only those banks authorized to conduct foreign exchanges. Furthermore, the conversion of  RMB for capital account items, including direct investments and loans, is subject to PRC government approval. Chinese entities are required to establish and maintain separate foreign exchange accounts for capital account items. We cannot be certain Chinese regulatory authorities will not impose more stringent restrictions on the convertibility and outflow of RMB, especially with respect to foreign exchange transactions. Accordingly, cash on deposit in banks in the PRC is not readily deployable by us for purposes outside of China.

- A30 -

Off Balance Sheet Arrangements

Under SEC regulations, we are required to disclose our off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, such as changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. An off-balance sheet arrangement means a transaction, agreement or contractual arrangement to which any entity that is not consolidated with us as a party, under which we have:

•	Any obligation under certain guarantee contracts,
•	Any retained or contingent interest in assets transferred to an unconsolidated entity or similar arrangement that serves as credit, liquidity or market risk support to that entity for such assets,
•
Any obligation under a contract that would be accounted for as a derivative instrument, except that it is both indexed to our stock and classified in stockholder’s equity in our statement of financial position, and

•
Any obligation arising out of a material variable interest held by us in an unconsolidated entity that provides financing, liquidity, market risk or credit risk support to us, or engages in leasing, hedging or research and development services with us.

We do not have any off-balance sheet arrangements that we are required to disclose pursuant to these regulations. In the ordinary course of business, we enter into operating lease commitments, purchase commitments and other contractual obligations. These transactions are recognized in our financial statements in accordance with accepted accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP") requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities in the consolidated financial statements and accompanying notes.  The SEC has defined a company’s critical accounting policies as the ones that are most important to the portrayal of the company’s financial condition and results of operations, and which require the company to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain.  Based on this definition, we have identified the critical accounting policies and judgments addressed below.  We also have other significant accounting policies, which involve the use of estimates, judgments and assumptions that are significant to understanding our results, which are described in Note 2 to our financial statements.  Although we believe that our estimates, assumptions and judgments are reasonable, they are based upon information presently available.  Actual results may differ significantly from these estimates under different assumptions, judgments or conditions.

Revenue recognition

Revenues for product sales are recognized when all four of the following criteria are met: (i) persuasive evidence of an arrangement exists; (ii) delivery of the products has occurred and risks and rewards of ownership have passed to the customer; (iii) the selling price is both fixed and determinable; and (iv) collectability is reasonably assured.  For any advance payments from customers, revenues are deferred until such a time when all the four criteria mentioned above are fully met.

Estimates

Significant estimates for the periods reported include the allowance for doubtful accounts which is based on an evaluation of our outstanding accounts receivable including the age of amounts due, the financial condition of our specific customers and historical bad debt experience.  This evaluation methodology has proven to provide a reasonable estimate of bad debt expense in the past and we intend to continue to employ this approach in our analysis of collectability.  However, we are aware that given the current global economic crises, including that of the PRC, meaningful time horizons may change.  We intend to enhance our focus on the evaluation of our customers' sustainability and adjust our estimates as may be indicted.

We rely on assumptions such as volatility, forfeiture rate, and expected dividend yield when calculating the fair value of our derivative liability related to common stock purchase warrants. We also rely on assumptions and estimates to calculate our reserve for obsolete inventory and the depreciation of property, plant and equipment. We make assumptions of expiration of our products held as inventory based on historical experience and if applicable, regulatory recommendation. We also group property plant and equipment into similar groups of assets and estimate the useful life of each group of assets.

- A31 -

Further, we rely on certain assumptions and calculations underlying our provision for taxes in the PRC.  Assumptions and estimates employed in these areas are material to our reported financial conditions and results of operations.  These assumptions and estimates have been materially accurate in the past and are not expected to materially change in the future.  Actual results could differ from these estimates.

PROPERTIES

 Description of Property

BT Shantou’s principal executive offices and toy showroom are located at South Part No.1-101, Nanshe Area, Pengnan Industrial Park on North Yingbinbei Road in Waisha Town of Longhu District in Shantou, Guangdong, China. We lease approximately 16,146 square feet of office space from Yunjia Fashion Clothing Co., Ltd. (the “Yunjia”), a related party, for an annual expense of RMB 72,000 (approximately $11,430).  In addition, Yunjia has orally agreed to allow BT Shantou the right to use 21,258 square feet space at this location for use as a toy showroom.  The lease for BT Shantou’s offices expires on December 31, 2021. Mr. Wei Lin, our Chief Executive Officer and his wife Ms. Guihong Zheng own 80% and 20%, respectively, of  Yunjia.

We operate six retail sales counters located in Dennis Department Stores and at the locations listed below, all of which are located in Henan Province, China:

Store Name	Store Location
CBD Department Store	Inner Ring Road,W.Zhongyi Road, Zhengzhou City
Zhongyuan Department Store	Songshan Road and Mianfang Road, Zhengzhou City
Dashiqiao Department Store	Nanyang Road and Jinshui Road, Zhengzhou City
Fengchan Department Store	Huayuan Road and Fengchan Road, Zhengzhou City
Pingdingshan Department Store	Huafu Mansion at Kuanggong Road and Zhongxin Road, Pingdingshan City
Xinzheng Department Store	Interaction of Renmin Road and Yuqian Road, Xinzheng City

Each location is approximately 66 square feet.  We pay rent based on a percentage of our sales from each location subject to a maximum. Dennis has orally agreed to extend the term of the agreement for these locations until December 31, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At December 30, 2011, upon completion of our acquisition of  BT Brunei, we had 96,078,960 shares of common stock issued and outstanding.  The following table sets forth information known to us as of December 30, 2011 relating to the beneficial ownership of shares of our voting securities by:

·	each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock;
·	each director;
·	each named executive officer; and
·	all named executive officers and directors as a group.

Unless otherwise indicated, the business address of each person listed is in care of Shantou Big Tree Toys Co., Ltd., South Part 1-101, Nanshe Area, Pengnan Industrial Park on North Yingbinbei Road in Waisha Town of Longhu District,  Shantou, Guangdong, China, 515023.  The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

- A32 -

	Common Stock		Series C Preferred Stock
Name of Beneficial Owner	Number of Shares	% of Class	Number of Shares	% of Class
Wei Lin, CEO and Director(1)	-	-	6,500,000	100%
Chaojun Lin, Director	-	-	-	-
Chaoqun Xian, Director	-	-	-	-
Jiale Cai, CFO	-	-	-	-
All officers and directors as a group (four persons)	-	-	6,500,000	100%

Stephen Walters (2)	43,528,076	45.3%	-	-

Carlingford Investments Limited (3)	40,593,257	42.2%	-	-

China Direct Industries, Inc. (4)	-	-	-	-

Lins (HK) Int’l Trading Limited(5)	-	-	6,500,000	100%

(1)           Mr. Lin is the chief executive officer of our company and a member of the Board of Directors. The number of shares of our Series C Convertible Preferred Stock beneficially owned by Mr. Lin includes: 6,500,000 shares owned by Lins (HK) Int’l Trading Limited (“BT Hong Kong”), a company over which Mr. Lin exercises voting and dispositive control; and excludes shares of the Series C Convertible Preferred Stock issuable upon exercise of options issued by BT Hong Kong to Mr. Lin at an exercise price of $0.00001 per share as follows: (a) 2,080,000  shares currently exercisable and (b) 4,160,000 shares not exercisable within 60 days of the date of this report. The options were granted to Mr. Lin by BT Hong Kong pursuant to an option agreement (the “Option Agreement”) expiring on December 30, 2016 described in note 3 below. Shares issuable to Mr. Lin under the Option Agreement were excluded from the computations of beneficial ownership as such shares are included in the shares owned by BT Hong Kong and are already attributable to Mr. Lin. Holders of the Series C Convertible Preferred Stock are entitled to certain voting rights as provided for in the Certificate of Designations of the Series C Convertible Preferred Stock.

(2)           The number of shares of our common stock beneficially owned by Mr. Walters includes: 2,934,819 shares owned of record by Mr. Walters and 40,593,257 shares owned of record by Carlingford Investments Limited over which Mr. Walters has sole voting and dispositive control and excludes 118,010 shares of our Series B Convertible Preferred Stock owned of record by Mr. Walters and 146,165 shares of our Series B Convertible Preferred Stock owned of record by Carlingford Investments Limited. Mr. Walters address is Bali View Block A4/7, Jl. Cirendeu Raya 40 Jakarta Selatan, 13419 Indonesia.

 (3)           The number of shares of our common stock beneficially owned by Carlingford Investments Limited includes 40,593,257 shares owned of record and excludes 146,165 shares of our Series B Convertible Preferred Stock it owns of record. Carlingford Investments Limited’s address is: 80 Raffles Place, #16-20 UOB Plaza II, Singapore 048624.

(4)           The number of securities beneficially owned by China Direct Industries, Inc. and its subsidiaries excludes: 2,216,020 shares of our Series B Convertible Preferred Stock owned of record by China Direct Investments, Inc. and 846,733 share of our Series B Convertible Preferred Stock owned of record by Capital One Resource Co., Ltd., both of which are subsidiaries of China Direct Industries, Inc. The Series B Convertible Preferred Stock is convertible into 3,062,753 shares of our common stock after giving effect to a 1 for 700 reverse stock split we plan to implement as provided for in the Certificate of Designations of the Series B Convertible Preferred Stock. The Series B Convertible Preferred Stock has no voting rights. James Wang Ph.D., has voting and dispositive control over securities held by China Direct Industries, Inc. whose address is 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

(5)           Wei Lin has voting and dispositive control over the shares of our Series C Convertible Preferred Stock held by BT Hong Kong. Shares owned by BT Hong Kong are subject to the Option Agreement. No beneficial owner entitled to purchase owns more than 10% of the issuer's securities nor is any beneficial owner an officer or director of our company except for Mr. Lin who is entitled to purchase 6,240,000 shares of the Series C Convertible Preferred Stock. We agreed to issue these shares to BT Hong Kong under the terms of the Series C Convertible Preferred Stock we issued in connection with our acquisition of 100% of the shares of BT Brunei. Holders of the Series C Convertible Preferred Stock are entitled to certain voting rights as provided for in the Certificate of Designations of the Series C Convertible Preferred Stock.

- A33 -

DIRECTORS AND EXECUTIVE OFFICERS

In connection with the change of control of the Company described in Item 5.01 of this Current Report on Form 8-K, we have appointed the following individuals to serve as our executive officers and directors:

Name	Age	Positions
Wei Lin	40	Chief Executive Officer and Chairman of the Board of Directors
Chaojun Lin	48	Director
Chaoqun Xian	29	Director

Director Qualifications

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led to our conclusion that such person should be serving as a member of our Board of Directors as of the date of this report in light of our business and structure.  In addition to their individual skills and backgrounds which are focused on our industry as well as financial and managerial experience, we believe that the collectively skills and experience of our Board members are well suited to guide us as we make the transition from a company with limited operations to a company which seeks to expand through acquisitions.

Wei Lin. Mr. Lin has over 14 years experience in the operation and management of companies engaged in the sale and distribution of toys and product development.

Chaojun Lin. Ms. Lin has over 16 years  experience in the operation and management of a variety of companies engaged in sales and marketing.

Chaoqun Xian. Ms. Xian has over 6 years experience in the marketing and sales management in the toy distribution business.

Committee of our Board of Directors

We have not established any committees, including an Audit Committee, a Compensation Committee or a Nominating Committee, any committee performing a similar function. The functions of those committees are being undertaken by Board of Directors as a whole.  Because none of our directors are independent, we believe that the establishment of these committees would be more form over substance.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board of Directors established a process for identifying and evaluating director nominees. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed.  Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our Board of Directors.  Given our relative size and lack of directors and officers insurance coverage, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees.  In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

- A34 -

None of our directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee or Board of Directors who:

·	understands generally U.S. GAAP and financial statements,
·	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves,
·	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements,
·	understands internal controls over financial reporting, and
·	understands audit committee functions.

Members of the Company’s board of directors have a limited knowledge of U.S. GAAP and internal control over financial reporting.  The Company’s board of directors relies on its outside consultant China Direct Investments to provide assistance with the preparation of U.S. GAAP compliant financial statements and requires additional training and assistance in U.S. GAAP compliance.

EXECUTIVE COMPENSATION

The following table sets forth information concerning cash and non-cash compensation paid by BT Shantou to Mr. Lin for each of the fiscal two years ended December 31, 2010 and December 31, 2009. No current executive officer of ours or any of our subsidiaries received compensation in excess of $100,000 for any of those two years.

Summary Compensation Table (BT Brunei)

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Wei Lin, Chief Executive Officer and Chairman of the Board of Directors(1)	2010	$47,544	-	-	-	-	-	-	$47,544
	2009	$38,035	-	-	-	-	-	-	$38,035

 (1) All amounts are approximate, were paid in RMB and assume a conversion rate of RMB 6.31 to U.S. $1.00. a Mr. Lin was appointed as our Chief Executive Officer and Chairman of the Board on December 30, 2011 and will continue to be paid an annual salary of approximately $47,544 beginning on January 1, 2012. There is no specific term of Mr. Lin’s employment with us.

- A35 -

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each of our named executive officer outstanding as of December 31, 2011:

OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Wei Lin	-	-	-	-	-	-	-	-	-

Compensation of Directors

We have not established standard compensation arrangements for our directors and the compensation payable to each individual for their service on our Board is determined from time to time by our Board of Directors based upon the amount of time expended by each of the directors on our behalf.  Neither Mr. Lin or Ms. Xian received any compensation specifically for their services as a director.  Mr. Lin was paid an annual salary of RMB 100,000 (approximately $18,850) in fiscal 2010 and Ms. Xian was paid an annual salary of RMB 53,000 (approximately $8,400).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, we engage in business transactions with related parties. Following is a brief summary of these related party transactions:

BT Shantou purchases products from Universal Toys Trading (Hong Kong) Limited (the “Universal Toys”) that it distributes. The sole shareholder of Universal Toys is Mr. Xiaodong Ou,  the brother-in-law of the Chairman of BT Shantou,  Mr. Wei Lin. All purchases from Universal Toys are made on a purchase order basis.

On June 1, 2010 BT Shantou entered into a 10-year contract manufacturing agreement with Xinzhongyang Toy Industrial Co., Ltd. (“Xinzhongyang”) to produce the Big Tree Magic Puzzle (3D). Pursuant to the agreement, BT Shantou is responsible for product research and development and providing the designs and technical support to Xinzhongyang for production. BT Shantou has contracted to place a monthly order on the fifth day of each month, and Xinzhongyang is required to confirm the order within three business days upon the receipt of the order and begin delivery of the products at Xinzhongyang’s facility on the 15th day after the receipt of the order. In addition to its production requirements, BT Shantou has permitted Xinzhongyang to sell the Big Tree Blocks to third parties. The Chief Executive Officer of BT Shantou, Ms. Guihong Zheng, owns a 16.7% equity interest in Xinzhongyang. Ms. Zheng is the wife of Mr. Wei Lin.  Mr. Lin, Chairman of BT Shantou, owns the remaining 83.3% equity interest in Xinzhongyang.

- A36 -

BT Shantou leases its principal executive offices and toy showroom located at South Part No.1-101, Nanshe Area, Pengnan Industrial Park on North Yingbinbei Road in Waisha Town of Longhu District in Shantou, Guangdong, China from Yunjia Fashion Clothing Co., Ltd. (the “Yunjia”). The lease for this facility covers approximately 16,146 square feet of office space for an annual expense of RMB 72,000 (approximately $11,430).  In addition, Yunjia has orally agreed to allow BT Shantou the right to use 21,258 square feet space at this location for use as a toy showroom.  The lease for BT Shantou’s offices expires on December 31, 2021. Mr. Wei Lin, our Chief Executive Officer and his wife Ms. Guihong Zheng own 80% and 20%, respectively, of Yunjia.

On December 30, 2011, we entered into the Debt Exchange Agreements with the holders of $848,878.39 in our outstanding debt whereby we exchanged 820,016 shares of our Series B convertible preferred stock (the “Series B Convertible Preferred Stock”) for this debt.  The following table sets forth the name of the debt holder, amount of debt exchanged and number of shares exchanged:

Name of Holder of Debt	Amount of Debt to be Exchanged	No. of Shares of Series B Convertible Preferred Stock to be Exchanged
Stephen Walters	$122,163.92	118,010
Carlingford Investments Limited	151,309.58	146,165
CFO Oncall, Inc.	37,092.00	35,831
China Direct Investments, Inc.	538,312.89	520,010
Total	$848,878.39	820,016

Stephen Walters is TNSX’s former Chief Executive Officer and Chairman of the Board of Directors and a substantial shareholder of the Company.  In addition, Mr. Walters owns or controls Carlingford Investments Limited.

CFO Oncall, Inc. is owned or controlled by Adam Wasserman, TNSX’s former Chief Financial Officer.

China Direct Investments, Inc. is a wholly owned subsidiary of China Direct Investments, Inc., which has voting and dispositive control over 3,062,753 shares of our Series B Convertible Preferred Stock which is convertible into 3,062,753 shares of our common stock after giving effect to a 1 for 700 reverse stock split we plan to implement as provided for in the Certificate of Designations of the Series B Convertible Preferred Stock (the “Reverse Stock Split”).

As compensation for services under the December 30, 2011 consulting agreement we entered into with China Direct Investments, Inc. and its affiliate Capital One Resource Co., Ltd. (collectively, “China Direct”), we issued China Direct 2,542,743 shares of our Series B Convertible Preferred Stock.  Each share of the Series B Preferred Stock is convertible into one share of our common stock after giving effect to the Reverse Stock Split. The services China Direct provided to us included an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou.

LEGAL PROCEEDINGS

None.

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MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is quoted in the over-the-counter market on the OTC Bulletin Board under the symbol TNSX.  The reported high and low last sale prices for the common stock are shown below for the periods indicated. The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

	Low	High
Fiscal 2009
Quarter ended March 31, 2009	$0.0005	$0.002
Quarter ended June 30, 2009	$0.0005	$0.0034
Quarter ended September 30, 2009	$0.0015	$0.0056
Quarter ended December 31, 2009	$0.002	$0.0069

Fiscal 2010
Quarter ended March 31, 2010	$0.0013	$0.007
Quarter ended June 30, 2010	$0.002	$0.005
Quarter ended September 30, 2010	$0.0018	$0.0028
Quarter ended December 31, 2010	$0.0015	$0.0033

Fiscal 2011
Quarter ended March 31, 2011	$0.0016	$0.0029
Quarter ended June 30, 2011	$0.0014	$0.0033
Quarter ended September 30, 2011	$0.002	$0.0032
Quarter ended December 31, 2011	$0.002	$0.0025

The last sale price of our common stock as reported on the OTC Bulletin Board was $0.0025 per share on December 26, 2011.  As of November 29, 2011, there were approximately 169  record owners of our common stock. The number of record holders does not include beneficial owners of common stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

Dividend Policy

Payment of dividends will be within the sole discretion of our Board of Directors and will depend, among other factors, upon our earnings, capital requirements and our operating and financial condition. We presently intend to retain all earnings, if any, to implement our business plan and do not anticipate the declaration of any dividends in the foreseeable future. In addition, as a result of Chinese laws our operating subsidiaries may be subject to restrictions on their ability to make distributions to us, including as a result of restrictions on the conversion of local currency into U.S. dollars, or other hard currency, and other regulatory restrictions.

RECENT SALES OF UNREGISTERED SECURITIES

Please see Item 3.02 - “Unregistered Sales of Equity Securities" of this Current Report.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.00001 and 20,000,000 shares of preferred stock, no par value per share. As of December 30, 2011, there were 96,078,960  shares of our common stock outstanding.

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Common Stock

Holders of common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of our liquidation, dissolution or winding up, subject to the preferences of any shares of preferred stock which may then be authorized and outstanding, each outstanding share entitles its holder to participate in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions for the common stock. The rights of the holders of common stock are subject to any rights that may be fixed for holders of preferred stock, when and if any preferred stock is authorized and issued. All outstanding shares of common stock are duly authorized, validly issued, fully paid and non-assessable.

Series B Convertible Preferred Stock

We have designated 5,000,000 shares of our preferred stock as Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”) of which we issued 820,016 shares in exchange for $848,878.39 of our debt pursuant to the Debt Exchange Agreements. Each share of the Series B Convertible Preferred Stock is automatically convertible into one share of our common stock, $0.00001 par value after giving effect to an anticipated 1 for 700 reverse stock split of our common stock (the “Reverse Stock Split”) following the date on which we shall have filed Articles of Amendment to our Articles of Incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the Reverse Stock Split without any action of the holder of the Series B Convertible Preferred Stock.  The number of shares in which the Series B Convertible Preferred Stock are convertible into is not subject to adjustment unless, during the time the shares are outstanding, we were to declare a stock dividend or make other distributions of our common stock or if we were to merge with or transfer our assets to an unrelated entity.

Series B Convertible Preferred Stock

We have designated 6,500,000 shares of our preferred stock as Series C Convertible Preferred Stock (the “Series C Convertible Preferred Stock”) which we issued in connection with our acquisition of BT Shantou and in exchange for 100% of the issued and outstanding shares of Big Tree Brunei from LINS pursuant to the Share Exchange Agreement Agreements. Each share of the Series C Convertible Preferred Stock is automatically convertible into one share of our common stock after giving effect to the Reverse Stock Split following the date on which we shall have filed Articles of Amendment to our Articles of Incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the Reverse Stock Split without any action of the holder of the Series C Convertible Preferred Stock.  The number of shares in which the Series C Convertible Preferred Stock are convertible into is not subject to adjustment unless, during the time the shares are outstanding, we were to declare a stock dividend or make other distributions of our common stock or if we were to merge with or transfer our assets to an unrelated entity.  Holders of the Series C Convertible Preferred Stock are entitled to elect two directors to our Board of Directors.

Designations Series B Preferred Stock and Series C Preferred Stock

In addition to the rights discussed above, holders of the Series B Preferred Stock and Series C Preferred Stock common stock have no preemptive or other subscription rights and have preference over the holders of our common stock  in the payment of dividends and distributions in the event of liquidation. All outstanding shares of our preferred stock are duly authorized, validly issued, fully paid and non-assessable.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Colorado Corporation Code permits the indemnification of directors, employees, officers and agents of Colorado corporations. Our Articles of Incorporation and Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Colorado Corporation Code.

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The provisions of the Colorado Corporation Code that authorize indemnification do not eliminate the duty of care of a director, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Colorado law. In addition, each director will continue to be subject to liability for (a) violations of criminal laws, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) deriving an improper personal benefit from a transaction, (c) voting for or assenting to an unlawful distribution and (d) willful misconduct or conscious disregard for our best interests in a proceeding by or in the right of a shareholder. The statute does not affect a director’s responsibilities under any other law, such as the Federal securities laws. The effect of the foregoing is to require our company to indemnify our officers and directors for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the act and is therefore unenforceable.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Please see Item 9.01 - “Financial Statements and Exhibits” of this Current Report.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the U.S. Securities and Exchange Commission (the “SEC”), located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other reports, statements and information as required under the Securities Exchange Act of 1934, as amended.

The reports, statements and other information that we have filed with the SEC may be read and copied at the Commission's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

The SEC maintains a web site (HTTP://WWW.SEC.GOV.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the SEC such as us. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Item 3.02      Unregistered Sales of Equity Securities.

Under the Debt Exchange Agreements Share Exchange Agreement described in Item 1.01 of this report, we exchanged 820,016 shares of our Series B convertible preferred stock (the “Series B Convertible Preferred Stock”) with the holders of an aggregate of $848,878.39 in our outstanding debt.  The following table sets forth the name of the debt holder, amount of debt exchanged and number of shares exchanged:

Name of Holder of Debt	Amount of Debt to be Exchanged	No. of Shares of Series B Convertible Preferred Stock to be Exchanged
Stephen Walters	$122,163.92	118,010
Carlingford Investments Limited	151,309.58	146,165
CFO Oncall, Inc.	37,092.00	35,831
China Direct Investments, Inc.*	538,312.89	520,010
Total	$848,878.39	820,016

*China Direct Investments, Inc. purchased this debt acquired from Stephen Walters for $75,000.00 pursuant to a Bill of Sale and Assignment dated December 30, 2011.

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Each share of the Series B Convertible Preferred Stock is automatically convertible into one share of our common stock, $0.00001 par value after giving effect to an anticipated 1 for 700 reverse stock split of our Common Stock  (the “Reverse Stock Split”) following the date on which we shall have filed Articles of Amendment to our Articles of Incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the Reverse Stock Split without any action of the holders of the Series B Convertible Preferred Stock.  The number of shares in which the Series B Convertible Preferred Stock are convertible into is not subject to adjustment unless, during the time the shares are outstanding, we were to declare a stock dividend or make other distributions of our common stock or if we were to merge with or transfer our assets to an unrelated entity.

Under the Share Exchange Agreement described in Item 1.01 of this report, we exchanged 6,500,000  shares of our Series C Convertible Preferred Stock for 100% of the outstanding shares of BT Brunei owned by BT Hong Kong.. The Series C Convertible Preferred Stock is automatically convertible into one share of our common stock after giving effect to the Reverse Stock Split following the date on which we shall have filed Articles of Amendment to our Articles of Incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the Reverse Stock Split without any action of the holders of the Series C Convertible Preferred Stock.  The number of shares in which the Series C Convertible Preferred Stock are convertible into is not subject to adjustment unless, during the time the shares are outstanding, we were to declare a stock dividend or make other distributions of our common stock or if we were to merge with or transfer our assets to an unrelated entity.

  In the issuances of our Series B Convertible Preferred Stock and Series C Convertible Preferred Stock , the recipients were accredited investors and the issuance was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act.

Item 5.01     Changes in Control of Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.06    Change in Shell Company Status.

As a result of the consummation of the transactions described in Item 1.01 of this Form 8-K, we are no longer a shell company as that term is defined in Rule 405 of the Securities Act of 1933, as amended, and Rule 12b-2 of the Exchange Act of 1934, as amended.

Item 7.01    Regulation FD Disclosure.

Item 9.01      Financial Statements and Exhibits.

(a)
Financial statements of business acquired
The Audited Financial Statements of BT Shantou as of December 31, 2010 and 2009 and the Unaudited Consolidated Financial Statements of BT Shantou and BT Brunei as of September 30, 2011  and 2010 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b)
Pro forma financial information
The unaudited pro forma balance sheet as of  September 30, 2011 and unaudited pro forma statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 to give effect to the acquisition of BT Brunei and BT Shantou are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

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(d)            Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

3.1	Articles of Incorporation - incorporated by reference to the Company's Report filed on Form 10-SB filed on October 27, 1999.
3.2	By Laws - Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 as filed with the SEC on May 9, 2006.
3.3
Certificate of Designation of Series A Convertible Preferred Stock of Transax International, Ltd. Incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

4.1	2004 Stock Option Plan, effective January 1, 2004 incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the SEC on April 18, 2005.
10.1
Merger Agreement, dated July 22, 2003, by and among the Company, Vega-Atlantic Acquisition Corporation, Transax Limited and certain selling shareholders of Transax International Limited Incorporated by reference to the Company's Annual Report filed on Form 10-KSB for the year ended December 31, 2003 as filed with the SEC on April 14, 2004.

10.2
Securities Purchase Agreement, dated April 1, 2005, by and between the Company and Scott and Heather Grimes - Joint Tenants With Rights of Survivorship - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on April 6, 2005.

10.3
Investors Registration Rights Agreement, dated April 1, 2005, by and between the Company and Scott and Heather Grimes - Joint Tenants With Rights of Survivorship - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on April 6, 2005.

10.4
Secured Convertible Debenture, dated April 1, 2005, issued to Scott and Heather Grimes - Joint Tenants with Rights of Survivorship - incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on April 6, 2005.

10.5
Termination Agreement, dated May 17, 2005, related to the 2004 Standby Equity Distribution Agreement by and between the Company and Cornell Capital Partners, LP - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on May 20, 2005.

10.6
Standby Equity Distribution Agreement, dated May 17, 2005, by and between the Company and Cornell Capital Partners, LP - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on May 20, 2005.

10.7
Registration Rights Agreement, dated May 17, 2005, by and between the   Company and Cornell Capital Partners, LP - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on May20, 2005.

10.8
Placement Agent Agreement, dated May 17, 2005, by and between the Company and Monitor Capital, Inc. Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on May 20, 2005.

10.9
Promissory Note, dated May 17, 2005, issued by the Company to Cornell Capital Partners, LP - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on May 20, 2005.

10.10
Securities Purchase Agreement, dated October 25, 2005, by and between the Company and Cornell Capital Partners, LP - Incorporated by reference to the Company's Current Report on Form 8-K as filed with the SEC on November 3, 2004.

10.11
Termination Agreement, dated as of January 13, 2006, by and between Transax International, Ltd. and Cornell Capital Partners, LP -  Incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

10.12
Letter from Cornell Capital Partners, LP, regarding the surrender of a Promissory Note - Incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

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10.13
Investment Agreement, dated as of January 13, 2006, by and between Transax International, Ltd. and Cornell Capital Partners, LP -  Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

10.14
Investor Registration Rights Agreement, dated as of January 13, 2006, by and between Transax International, Ltd. and Cornell Capital Partners, LP - Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K as filed with the SEC on January20, 2006.

10.15
Warrant, dated as of January 13, 2006, issued to Cornell Capital Partners, LP - Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K as filed with the SEC on January20, 2006.

10.16
Warrant, dated as of January 13, 2006, issued to Cornell Capital  Partners, LP - Incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

10.17
Escrow Agreement dated January 13, 2006, by and among Transax International, Ltd., Cornell Capital Partners, LP and David Gonzalez, Esq. - Incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

10.18
Irrevocable Transfer Agent Instructions, dated as of January 13, 2006, by and between Transax International, Ltd. and Cornell Capital Partners, LP - Incorporated by reference to Exhibit 10.7 to the Company's Current Report on Form 8-K as filed with the SEC on January 20, 2006.

10.19
Investor Relations Agreement, dated January 17, 2006, by and between Transax International Limited and David Sasso - Incorporated by reference to Exhibit 10.11 to the Company's Amended Annual Report on Form 10-KSB/A as filed with the SEC on July 10, 2006.

10.20
Consulting Agreement, dated July 15, 2005, by and between Transax International Limited and Geoff Eiten Incorporated by reference to Exhibit 10.12 to the Company's Amended Annual Report on Form 10-KSB/A as filed with the SEC on July 10, 2006.

10.21
Consulting Agreement, dated March 31, 2005, by and between Transax International Limited and Aiden Capital Management - Incorporated by reference to Exhibit 10.13 to the Company's Amended Annual Report on Form 10-KSB/A as filed with the SEC on July 10, 2006.

10.22
Consulting Agreement, dated January 14, 2005, by and between Transax International Limited and Mirador Consulting, Inc. - Incorporated by reference to Exhibit 10.14 to the Company's Amended Annual Report on Form 10-KSB/A as filed with the SEC on July 10, 2006.

10.23
Service Agreement and Proposal, dated March 20, 2006 by and Between the Company and ROI Group Associates, Inc. - Incorporated by reference to Exhibit 10.23 to the Company's Registration Statement on Form SB-2 as filed with the SEC on May 9, 2006.

10.24
Management Consulting Services Agreement dated July 1, 2007 among Transax International Limited, Transax Limited, and Carlingford Investments Limited - Incorporated by reference to Exhibit 10.1 to the Company's Form 10-QSB as filed with the SEC on November 19, 2007.

10.25
Stock Purchase And Option Agreement dated March 26, 2008 between Transax International Limited and Engetech, Inc.- Incorporated by reference to Exhibit 10.1 to the Company's Form 8-K as filed with the SEC on March 31, 2008.

10.26
Escrow Agreement dated March 26, 2008 among Engetech, Inc., Transax International Limited and Carlton Fields PA. - Incorporated by reference to Exhibit 10.2 to the Company's Form 8-K as filed with the SEC on March 31, 2008.

10.27
Intellectual Property License Agreement dated March 26, 2008 between Medlink Technologies Inc., and Transax International Limited - Incorporated by reference to Exhibit 10.3 to the Company's Form 8-K as filed with the SEC on March 31, 2008.

10.28
Promissory Note dated March 26, 2008 between Engetech, Inc., and Transax International Limited. - Incorporated by reference to Exhibit 10.4 to the Company's Form 8-K as filed with the SEC on March 31, 2008.

10.29
Stock Pledge Agreement dated March 26, 2008 between Engetech, Inc. and Transax International Limited - Incorporated by reference to Exhibit 10.5 to the Company's Form 8-K as filed with the SEC on March 31, 2008.

10.30
Quota purchase and sale agreement and other covenants date April 4, 2011 related to sale of Medlink Conectividade Em Saъde Ltda. - Incorporated by reference to Exhibit 10.5 to the Company's Form 8-K as filed with the SEC on April 8, 2011.

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10.31	*	Contract Manufacturing Agreement dated June 1, 2010 between Shantou Big Tree Toys Co., Ltd. and Shantou Xinzhongyang Toy Industrial Co., Ltd.
10.32	*	Building Lease Agreement between Shantou Yunjia Fashion Handicraft Co., Ltd. and Shantou Big Tree Toys Co., Ltd. for the period beginning January 1, 2011.
10.33	*	Stock Transfer Agreement dated July 5, 2011 between the shareholders of Shantou Big Tree Toys Co., Ltd. and Big Tree International Co., Ltd.
10.34	*	Option Agreement dated December 29, 2011 between Lins (HK) Int’s Trading Limited and certain shareholders of Big Tree International Co., Ltd..
10.35	*	Share Exchange Agreement dated December 30, 2011 between Transax International Limited, Big Tree International Co., Ltd., and Lins (HK) Int’l Trading Limited.
10.36	*	Bill of Sale and Assignment dated December 30, 2011 between Stephen Walters and China Direct Investments, Inc.
10.37	*	Debt Exchange Agreement dated December 30, 2011 between China Direct Investments, Inc. and Transax International Limited.
10.38	*	Debt Exchange Agreement dated December 30, 2011 between Stephen Walters and Transax International Limited.
10.39	*	Debt Exchange Agreement dated December 30, 2011 between Carlingford Investments Limited and Transax International Limited.
10.40	*	Debt Exchange Agreement dated December 30, 2011 between CFO Oncall, Inc. and Transax International Limited.
10.41	*	Consulting Agreement dated December 30, 2011 between Transax International Limited and China Direct Investments, Inc. and Capital One Resource Co., Ltd.
10.42	*	Stock Option Termination Agreement dated December 30, 2011 between Transax International Limited and Laurie Bewes.
10.43	*	Stock Option Termination Agreement dated December 30, 2011 between Transax International Limited and Stephen Walters.
10.44	*	Stock Option Termination Agreement dated December 30, 2011 between Transax International Limited and Adam Wasserman
10.45	*	Management Termination Agreement dated December 30, 2011 between Transax International Limited and Carlingford Investments Limited.
10.46	*	Certificate of Grant of Patent No. HK1133784.
10.47	*	Certificate of Registration of Design No. 0902157.3.
10.48	*	Utility Model Patent Certification No. 1657120 for Patent No. ZL. 2009 2 0292981.6.
10.49	*	Design Patent Certification No. 1321347 for Patent No. ZL 2010 3 0103327.4.
10.50	*	Design Patent Certification No. 1315842 for Patent No. ZL 2009 3 0680023.1.
10.51	*	Trademark Registration of Big Tree Carnival dated December 14, 2010.
10.52	*	Trademark Registration of Big Tree dated December 14, 2010.
10.53	*	Assignment Agreement for patent No. ZL 2009 3 0680023.1 dated December 29, 2011 between Shantou Big Tree Toys Co., Ltd. and Wei Lin.
10.54	*	Assignment Agreement for patent No. ZL 2010 3 0103327.4 dated December 29, 2011 between Shantou Big Tree Toys Co., Ltd. and Wei Lin.
10.55	*	Assignment Agreement for patent No. ZL. 2009 2 0292981.6 dated December 29, 2011 between Shantou Big Tree Toys Co., Ltd. and Wei Lin.
14.1		Code of Ethics - Incorporated by reference to Exhibit 14.1 to the Company's Registration Statement on Form SB-2 as filed with the SEC on May 9, 2006.
21.1	*	Subsidiaries of the Registrant.
99.1	*
Audited Financial Statements of Shantou Big Tree Toys Co., Ltd as of December 31, 2010 and 2009 and the Unaudited Consolidated Financial Statements of Big Tree International Co., Ltd for the nine month period ended September 30, 2011.

99.2	*	Unaudited pro forma balance sheet as of September 30, 2011 and unaudited pro forma statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011.

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transax International Limited

Date: January 6, 2012	By: /s/ Wei Lin
Wei Lin, Chief Executive Officer and Chairman of the Board of Directors

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Exhibit 10.31

Contract Manufacturing Agreement

(Translation)

Basic Information

Party A: Shantou Big Tree Toys Co., Ltd.
Legal Representative: Wei Lin
Party B: Shantou Xinzhongyang Toy Industrial Co., Ltd.
Legal Representative: Xiaodong Ou
Contract Number: June 1, 2010
Signing Place: Licuo Industrial Park, Waisha Town, Shantou City, Guangdong Province
Signing Date: June 1, 2010

Material Clauses

Clause 1 Party A agrees to purchase from Party B and Party B agrees to produce Big Tree Educational Magic Blocks (the “contractual products”) for Party A and label the products with Party A’s logo.

Clause 2 Party A is responsible for the design and development of contractual products and providing design papers and technical supporting personnel to ensure Party B to execute the manufacturing order in accordance with designs.

Clause 3 After Party A has issued quality approval in writing for the trial products from Party B, Party A shall place with Party B the manufacturing order by the fifth day of each month for the following month supply in writing. The order shall state the quantity, specifications, delivery date of the subscribed products and any other information required for accurately execute the order.

Within three business days after receipt of the manufacturing order, Party B shall confirm the order in writing and provides the production plan in writing. If Party B has not confirmed or put forward with disagreement with the manufacturing order in writing by the deadline, Party B is assumed to have confirmed the order.

The confirmed manufacturing orders are the integral part of this Agreement and are binding on both parties.

Party B shall arrange production following the order and production plan and report to Party A about the execution of production plan.

Party B shall start to deliver final products on the 15th day after the receipt of the manufacturing order from Party A. The detailed delivery schedules concerning quantity and dates shall refer to the written notice from Party A.

Clause 4.2 Party A chooses third party shipper to pick up products at the facility of Party B at the expenses of Party A.

Clause 7 Party A agrees to purchase from Party B the contractual products at the agreed-on price. The price is pre-tax price.
Clause 8.1 Both parties agree that Party A shall make the payment within 60 days after product delivery.

Clause 8.2 Party A can make the payment either by cash or wire to the bank account designated by Party B.

Clause 12 This Agreement is effective during June 1, 2010 and May 31, 2020.

Clause 14.6 This Agreement takes effect upon the signatures and corporate seals of both parties.

Party A corporate seal

Party B corporate seal

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Exhibit 10.32

 Lease Contract

(Translation)

Lessor: Shantou Yunjia Fashion Clothing Co., Ltd. (the “Party A”)
Lessee: Shantou Big Tree Toys Co., Ltd (the “Party B”)

In accordance with the relevant laws and regulations of the People’s Republic of China Contract Laws, with mutual agreement after negotiation, both parties has entered into this contract to define the rights and obligations that Party A and Party B shall respectively bear.

Section 1

Party A shall lease its property to Party B for business use  which is located at South Part 1, Nanshe Area, Pengnan Industrial Park on North Yingbinbei Road in Waisha Town of Longhu District in Shantou City. The space area has 1,500 square meters.

Section 2 Lease Term

The term of this lease is 10 years. Party A shall release the property to Party B for use on January 1, 2011 and take back on December 31, 2021.
Party A shall have the rights to terminate the contract and take back the leased property if Party B has conducted one of the following activities:

1)	Sublease, underlease, transfer, lend, pool, contribute to an equity interest, or exchange the space with others without Party A’s permission.
2)	Use the rented property to conduct illegal activities and harm public interests.

After expiration of this lease contract, if Party A decides to continue leasing out the property, Party B has the right of first refusal to lease the property. When the contract expires and Party B fails to find another location to move to, Party B shall negotiate with Party A to extend the lease term.

Section 3 Rent and Payment Schedule

Party A and Party B agree that the monthly rent is RMB 4 per square meter. The annual rent is RMB 72,000 (US $ 11,340) and Party B shall make the annual payment by December 31 of each calendar year.

Section 4 Property Maintenance and Remodeling during the Term

Party A and Party B agree to adopt the third clause as follows to handle the matter of property maintenance:

1)	Party A shall be responsible for the maintenance at the expenses of Party A for the items agreed on by both parties.
2)
For the maintenance and remodeling projects allowed by Party A, Party B shall pay for the maintenance costs in advance and coordinate the construction. The advanced maintenance costs shall be deducted from the rent with the amount in the formal invoices.

3)	Party A shall be responsible for the maintenance project that cost more than RMB 5,000 and Party B shall be responsible for the regular maintenance of property during the lease term.
4)	Both parties negotiate to determine the responsibilities for property maintenance.

For its own use, Party B is allowed to remodel the rented property on the condition not to change the building structure. Party B can start construction only after obtaining the consent of Party A.

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Section 5 Change of Both Parties

1)
When Party A follows legal procedures to transfer the ownership of the property to a third party, unless both parties have agreement otherwise, this contract continues to be binding on the new owners of the property.

2)	If Party A lists the property for sale, Party A shall give notice to Party B three months in advance. Under the same condition, Party B has the first right of refusal to purchase the property.

3)	If Party B wants to exchange the use of the property with a third party, Party B shall obtain the consent of Party A, and Party A shall support Party B’s reasonable requests.

Section 6 Breach of Contract

1)	If Party A fails to release the property to Party B in accordance with Section 1 and Section 2 of this contract, Party A shall pay 20% of the rent to Party B as penalty.
2)	If Party B delays rent payment, besides overdue rent Party B shall pay to Party A the penalty equivalent to 0.05% of the rent for each day after due date.
3)	Party B shall have the right to refuse to pay Party A any other expense except rent.
4)	If Party B subleases the rented space to any other party without the consent of Party A, Party A has the right to request Party B to stop the sublease and terminate this contract.
5)
After expiration of this contract, if Party B continues to use the property without the consent of Party A, besides regular rent Party B shall pay to Party A the penalty equivalent to 0.05% of the rent for each day after expiration date, and Party A keeps the right to terminate the lease contract.

Section 7 Conditions for Exemption

1)	If the property is damaged due to force majeure which causes losses to Party B, Party A and Party B shall exempt from liabilities to the other party.

2)	If the property is demolished or reconstructed due to urban construction which causes losses to Party A and Party B, both parties shall exempt from liabilities to the other party.

If the contract is terminated due to the above reasons, the rent payable shall be calculated for the actual use days, and Party A shall refund for any overpayment and Party B shall make supplemental payment for any deficiency.

Section 8 Disputes Settlement

Any dispute arising from the execution of this contract shall be resolved by the parties through consultations. If consultations are unable to resolve the dispute, the parties shall file the dispute to property leasing regulatory authority for meditation. When the mediation cannot settle the dispute, the parties can file to the Economic Contract Arbitration Committee of the Municipal Administrative Bureau of Industry and Commerce or file a lawsuit to the local court.

Section 9 Other matters agreed (None)

Section 10 For any matters not addressed in this contract, both parties shall negotiate to make amendments. The amendments shall be submitted to the property leasing regulatory authority for approval and register with applicable authorities, and the amendments and this contract have the same legal force.

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This contract shall have two identical original copies, and each party shall hold one original copy.

Lessor:  (corporate seal of Shantou Yunjia Fashion Clothing Co., Ltd.)
Legal Representative:/s/ Shantou Yunjia Fashion Clothing Co., Ltd.
Authorized Representative:
Address:
Name of the Bank:
Account Number:
Telephone:
Signed At:

Lessee: (corporate seal of Shantou Big Tree Toys Co., Ltd)
Legal Representative:/s/ Shantou Big Tree Toys Co., Ltd
Authorized Representative:
Address:
Name of the Bank:
Account Number:
Telephone:
Signed At:

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Exhibit 10.33

Shantou Big Tree Toys Co., Ltd.
Stock Transfer Agreement

(Translation)

Parties entering into this agreement are:

1.          Wei Lin and Guihong Zheng (hereinafter referred to as “Assignor”), the shareholders of Shantou Big Tree Toys Co., Ltd. Shantou Big Tree Toys Co., Ltd. was established under Chinese laws. The legal address is: South Part No.1 Floor 1, Nanshe Area, Pengnan Industrial Park, North Yingbin Road, Waisha Town, Longhu District, Shantou City. Legal representative: Guihong Zheng.

2.          Big Tree International Co., Ltd. (hereinafter referred to as “Assignee”), is a company established and existing in accordance with international common practices. The legal address is: Rm.51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam. Legal representative: Dore Scott Perler.

These two companies shall be individually called as “Party” or collectively called as “Both Parties”.

Recitals

WHEREAS, Shantou Big Tree Toys Co., Ltd. (hereinafter referred to as “Target Company”), a Chinese limited liability company, was formed under the Laws of the Peoples Republic of china and invested by Shareholders Wei Lin and Guihong Zheng in Shantou City of Guangdong Province on Nov 21st 2003, with registered capital of RMB 5,000,000. Wei Lin owns 96% of the Target Company’s equity interest, and Guihong Zheng owns the remaining 4% interest. The business term of the “Target Company” is for long term, starting from Nov 21st 2003.

WHEREAS, the Assignor is willing to transfer its 100% ownership of equity interest in the Target Company (hereinafter referred to as “Acquired Interest”) to the Assignee in accordance with the provisions and conditions listed in this Agreement, and the Assignee is willing to purchase the Acquired Interest under the same condition.

Both parties have reached the following agreement in regards to the transfer of Acquired Interest:

Article 1: Definition

1.1	Acquired Interest: refers to the 100% interest of Shantou Big Tree Toys Co., Ltd. owned by Assignor.

1.2	Purchase Price: refers to the consideration that Assignee is willing to pay to acquire Acquired Interest. The consideration should be paid in cash.

1.3	Effectiveness Date: refers to the date that this Agreement is approved by the regulatory authority.

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Article 2: Transfer of Acquired Interest

2.1
Assignor agrees to transfer Acquired Interest to Assignee and Assignee agrees to purchase the Acquired Interest from the Assignor in accordance with the provisions and conditions set forth in this Agreement.

2.2
Assignee agrees to pay RMB 5,000,000 (RMB5 million or equivalent foreign currency) as the total price to acquire the Acquired Interest from the Assignor. The full payment shall be wired to Assignor's designated bank account.

Article 3: Payment Schedule

3.1
To ensure the smooth implementation of this Agreement, within 90 days after both parties have signed the Agreement, the Assignee shall pay 20% of the total payment, i.e. RMB 1,000,000 (RMB One Million or equivalent foreign currency) to the Assignor as the initial payment for the transaction.

3.2
When Assignor receives the initial payment, both parties shall urge the Target Company to obtain the approval from the regulatory authority on the transfer of Acquired Interest. Within one year after the Effectiveness Date, the Assignee shall pay off the balance of Purchase Price in U.S Dollars or H.K Dollars to Assignor's designated bank account.

3.3	When Assignor receives payments from Assignee, Assignor shall issue to Assignee the valid receipts for the received amounts.

3.4
If this Agreement cannot be approved by the regulatory authority within 90 days after the signing Date due to the reasons of the Assignor, the Assignor shall refund the received payment to the Assignee. If the Assignee fails to fully pay off the balance of Purchase Price in one year after the Effectiveness Date, the Assignee shall pay to the Assignor a penalty equivalent to 10% of the overdue amount. If this Agreement cannot be approved by the regulatory authority due to other reasons than the Assignor’s fault, the Assignor shall refund to the Assignee the received payments with no interest applied within 15 days after the expiration of 90-day period.

3.5
Starting from the Effectiveness Date, the Assignee has the rights and the responsibilities as shareholders of Shantou Big Tree Toys Co., Ltd. in accordance with Target Company’s Articles of Incorporation approved by the regulatory authority.

Article 4: Assignor’s Representations and Warranties on Acquired Interest, Target Company and Assets

4.1	Assignor’s Representations and Warranties on Acquired Interest:

Acquired Interest is the 100% equity interest of Target Company that has been obtained by the Assignor through valid investment till the signing date of this Agreement; during the term when the Assignor holds the Acquired Interest, the Acquired Interest is clear of all pledges, liens, guarantee or any beneficial ownership of a third party; when entering into this agreement, there is no legal action that would limit or prohibit the transfer or exchange of the Acquired Interest.

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4.2	Assignor's Representations and Warranties on Target Company and Assets:

4.2.1
Target Company is Shantou Big Tree Toys Co., Ltd. located at South Part No.1 Floor 1, Nanshe Area, Pengnan Industrial Park, North Yingbin Road, Waisha Town, Longhu District, Shantou City. Legal representative: Guihong Zheng. Registration Capital: RMB five million, Business License Number: 440507000024614. Target Company was established and invested by Assignor and registered with Administrative Bureau of Industry and Commerce of Longhu District, Shantou City, Guangzhou Province, China. Its business scope is: Manufacturing and distribution of plastic products, toys, craft products, wool products, clothes, electrical devices; distribution of hardware, household appliances, daily commodity; import and export of commodity and technology. (except the items prohibited by laws or legal regulations; the business activities under the restrictions of laws and/or administrative regulations require permissions to operate). (The business activities covered in the scope that are subject to applicable laws shall operate only after the valid permission is obtained.)

4.2.2
The registered capital of the Target Company is RMB five million, by June 30th 2011, the paid-in capital contributed by Assignor was RMB five million. The aforementioned capital contribution has been audited and verified by Shantou Fengye CPA Firm and Shantou Ancheng CPA Firm with Capital Verification Reports issued including the reports of “Shantou Fengye CPA Internal Auditing (2003) #271”, “Shantou Ancheng CPA Auditing (2010) #025”, and “Shantou Ancheng CPA Auditing (2011) #021”; Assignor guarantees that the capital investments listed in the capital verification reports are true, and Assignor has made no withdrawal on the Target Company's paid-in capital after the issuance of the above-mentioned reports.

4.2.3
Target Company is a valid entity that was established and existing in accordance with applicable laws and regulations, and has obtained all the required approvals, certifications and authorizations for good standing and business operation. Before transferring Acquired Interest to the Assignee, there is no legal fact that may cause the Target Company to lose the qualification for continuous operation.

4.3    Shantou Huaqian CPA Firm has audited the most recent fiscal year of Target Company and verified the following: As of December 31, 2010, Target Company has the total asset with the value of RMB 6,424,938.80; its net asset has the value of RMB 3,501,750.08. (the serial number of the Auditing Report is “Shantou Huaqian (Auditing) (2011) #G001”); As of the base date of the transfer June 30, 2011, the total asset of Target Company is RMB 4,120,048.46, and net asset is RMB 3,951,516.04. Assignor warrants that the Target Company does not have any other unpaid balance or debt except the ones listed in the auditing report as of the based date; the land use right and other fixed asset of the Target Company are not subject to any lien or guarantee, and there is no event or circumstance with reasonable anticipation that may cause material adverse effect to Target Company’s financial situation. Assignor guarantees that the equity and asset of Target Company will not decrease substantially between the base date and the Closing Date of the transaction. The Assignor shall bear the responsibilities on the authenticity and completeness of the Target Company's shareholders’ interests and assets in proportion to its held percentage of the ownership interest.

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Article 5: Representations and Warranties

5.1	The Representations and Warranties from Assignor

5.1.1	Assignor is a valid business entity that was formed, existing, and operating under relevant laws, Assignor is willing to enter into this Agreement with Assignee and undertake its legal responsibility.

5.1.2
Assignor has registered in compliance with all applicable laws and obtained the required approvals and have the appropriate rights and authority to enter into this Agreement and implement all the obligations under this Agreement.

5.1.3	The representative of Assignor has been authorized legally and sufficiently to sign this Agreement and make Assignor bound to this Agreement.

5.1.4
That Assignor signs this Agreement and performs its obligations under this Agreement are not against current Articles of Incorporation of Assignor or Target Company, or any other laws, regulations, rules, governmental authorizations or approvals, or against any other contracts or agreements in which Assignor is one party or that Assignor is bound to, or cause nonperformance or infeasibility to perform the aforementioned contracts or agreements, except the ones stated in this Agreement or the pending consent or approval for the implementation of this Agreement.

5.1.5
Assignor warrants that all the information provided to Assignee and representations in this Agreement are complete, accurate, and valid. There is neither material false or misleading representation nor any fraudulence or concealment.

5.2	The Representations and Warranties from Assignee:

5.2.1	Assignee is a valid business entity that was formed, existing, and operating under relevant laws, Assignee is willing to enter into this Agreement with Assignee and undertake its legal responsibility.

5.2.2
Assignee has registered in compliance with all applicable laws and obtained the required approvals and have the appropriate rights and authority to enter into this Agreement and implement all the obligations under this Agreement.

5.2.3	The representative of Assignee has been authorized legally and sufficiently to sign this Agreement and make Assignee bound to this Agreement.

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5.2.4
That Assignee signs this Agreement and performs its obligations under this Agreement are not against current Articles of Incorporation of Assignee, or any other laws, regulations, rules, governmental authorizations or approvals, or against any other contracts or agreements in which Assignee is one party or that Assignee is bound to, or cause nonperformance or infeasibility to perform to the aforementioned contracts or agreements, except the ones stated in this Agreement or the pending consent or approval for the implementation of this Agreement.

Article 6: Mutual Obligations

6.1 Assignor’s obligations

6.1.1 Assignor shall obtain all required approvals, authorizations and permissions to sign this Agreement effectively.

6.1.2 After all parties have signed this Agreement, Assignor shall submit this Agreement and related documents on stock transfer transaction to the regulatory agency for approval; and facilitate Target Company to file shareholder change with Administrative Bureau of Industry and Commerce of Longhu District in Shantou City after receiving the approval documents.

6.1.3 Assignor shall deliver the documents listed below to Assignee within 90 days after the Effectiveness Date:

a) Articles of Incorporation and all amendments formulated by Assignor
b) The capital verification report about the capital contribution made by Assignor to Target Company and the contribution certification issued by Target Company to Assignor about the receipt of paid-in capital
c) All the previous board resolutions and audited financial statements that Assignor has obtained from Target Company
d) Target Company’s corporate seal or other property and documents controlled or stored by Assignor
e) The resignation letters of the directors or other officers who are assigned to Target Company by Assignor; the resignation letters shall state the renouncement of any claim against Target Company. .

6.2 Assignee’s Obligations:

6.2.1 Assignee shall obtain all required approvals, authorizations and permissions to sign this Agreement effectively.

6.2.2 After signing this Agreement, Assignee shall make payment for the Purchase Price in accordance with the schedule set forth in this Agreement.

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Article 7: Expenses

7.1 Assignee shall pay for all the bank charges related to the payment of Purchase Price as stipulated in this Agreement.

7.2 Target Company shall pay for the registration fee related to the stock transfer of Acquired Interest.

7.3 Tax payable caused by the stock transfer of Acquired Interest shall be paid by the parties in accordance with applicable PRC laws. Both parties shall evenly share the payment responsibility for the fees that are not explicitly set forth in the laws.

Article 8: Breach of Contract

8.1 If Assignee fails to pay the Purchase Price in accordance with the schedule set forth in this Agreement, Assignee shall pay 3/10000 of the overdue amount for each delayed day.
8.2 Both parties agree that, if any party breaches representations or warranties set forth in this Agreement and causes any loss to the other party, the defaulting party shall compensate to the observant party all direct losses due to the breach conduct.

Article 9: Effect

After Assignor and Assignee has effectively signed off this Agreement, it shall be submitted to the regulatory agency for approval, and take effect on the date when the approval is issued by the regulatory authority.

Article 10: Applicable Laws

The establishment, effect, implementation and interpretation of this Agreement shall be governed by PRC laws.

Article 11: Dispute Settlement

All disputes arising from the implementation of this Agreement or related to this Agreement shall be filed to China International Economic and Trade Arbitration Commission South China (Shenzhen) Sub-Commission for arbitration in accordance with the effective rules. The Arbitration is final and binding on both parties.

Article 12: Miscellaneous

12.1 Any modification to this Agreement shall be made in writing and take effect only after authorized representatives of both parties have signed the modification.

12.2 Both parties shall keep confidential the business information of the other party that is furnished for the purpose of this Agreement.

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12.3 During the term of this Agreement, the extension granted by the observant party to the defaulting party due to any breach or performance delay shall not affect, harm or limit any right that the observant party is entitled to under this Agreement and the rights of the observant party as creditor as set forth in applicable laws and regulations;  shall not be deemed to renounce the right of the observant party to investigate the breach conduct of the defaulting party or any further similar breach of the defaulting party in the future.

12.4 This Agreement constitutes all agreements and understandings between both parties about the subject matters of this Agreement and supersedes all the previous agreements, understandings, and arrangements made between both parties.

12.5 During the execution of this agreement, both parties shall cooperate following the principles of honesty and good faith to ensure the smooth execution of this Agreement. Any matter that is not stipulated in this Agreement shall be resolved through friendly consultation between both parties.
12.6 The Agreement has three identical original copies. Each party possesses one original copy. The rest original copy shall be submitted to the regulatory authority.

Assignor: Shareholders of Shantou Big Tree Toys Co., Ltd. (Signature): /s/ Wei Lin,     Guihong Zheng

Legal Representative or Authorized Representative (Signature):  /s/ Shantou Big Tree Toys Co., Ltd. corporate seal

Assignee: Big Tree International Co., Ltd.  (corporate seal)

Legal Representative or Authorized Representative (Signature): /s/ Dore Perler

July 5, 2011

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Exhibit 10.34

OPTION AGREEMENT

BETWEEN

LINS (HK) INT’L TRADING LIMITED

AND

Grantees

Date: December 29, 2011

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THIS OPTION AGREEMENT (this "Agreement") is made on December  , 2011 by and between LINS (HK) INT’L TRADING LIMITED（the “LINS”）, a Hong Kong company, its representative, Mr. Dore Scott Perler, a U.S. passport holder (the "Grantor") and the individuals listed in Schedule A hereto (a "Grantee" individually, and the “Grantees” collectively).

The Grantor and the Grantees are collectively referred to as the "Parties" and each of them as a "Party".

WHEREAS, the Grantor is the sole shareholder of BIG TREE INTERNATIONAL CO., LTD. (the “Big Tree Brunei”), a Brunei company;

WHEREAS, pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”), dated as of the date hereof, among TRANSAX INTERNATIONAL LIMITED, a Colorado corporation (the “Company”), BIG TREE INTERNATIONAL CO., LTD., a Brunei company (“Big Tree Brunei”) and Grantor, the Company acquired 100% of the equity interests of Big Tree Brunei;

WHEREAS, Grantees have agreed with Grantor to enter into this Agreement in connection with the Share Exchange Agreement; and

WHEREAS, Grantor has the right to receive 6,500,000 shares of the Company’s Series C Convertible Preferred Stock which, after conversion and giving effect to a 700 for 1 reverse stock split (the “Reverse Stock Split”) will represent approximately 6,500,000 shares of common stock (approximately 65% of the issued and outstanding shares of the Company’s common stock)  ( the “Option Shares”) as consideration under the Share Exchange Agreement and therefore, has determined that it is in the Company’s best interest to, and will receive benefits from the Share Exchange Agreement and Big Tree Brunei’s operational performance as set forth in this Agreement and the Company, Big Tree Brunei and LINS entered into the Share Exchange Agreement based on the possibility of such benefits; and

Whereas, the Grantor has agreed to grant to each Grantee, and each Grantee has agreed to accept from the Grantor, an option (the “Option”) to purchase certain number of ordinary shares of the Company (the "Option Shares") as set forth in Schedule A corresponding to his/her name hereto, on the terms and subject to the conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1.	Defined Terms : In this Agreement (including the Recitals and the Schedules), unless the context otherwise requires, the following words and expressions shall have the following meanings:

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"Business Day" means a day (other than Saturdays, Sundays and public holidays) on which banks are generally open for business in China;

"China" or "PRC" means the People's Republic of China;
"Completion Date" means the date falling seven (7) Business Days after the service of the Exercise Notice by the Grantee on the Company;
"Completion" means the completion of the sale to and purchase by the Grantee of the Option Shares under this Agreement;
"Distributions" means any cash proceeds arising from or in respect of, or in exchange for, or accruing to or in consequence of the Option Shares from the Effective Date to the Completion Date, including without limitation the Dividends.

"Dividends" means the dividends declared by the Company and accrued in respect of the Option Shares (whether or not such dividends shall have been paid and received by the Grantee);
"Effective Date" means the date of this Agreement;
"Exercise" means the exercise by the Grantee or his Nominee(s) of the Option pursuant to the terms of this Agreement;
"Exercise Notice" means the notice substantially in the form set out in Part I of Schedule B;
"Exercise Price" means the exercise price to be paid by the Grantee to the Grantor in respect of the Option Shares issued to such Grantee as set forth opposite his name in Schedule A;
"Nominee" means such person nominated by a Grantee in the Transfer Notice to be the transferee of the Option or Option Shares;
"Performance Target" has the meaning ascribed to it in Clause 3;
"RMB" means the lawful currency of China;
"Transfer Notice" means the notice substantially in the form set out in Part II of Schedule B
"US$" or "United States Dollar" means the lawful currency of the United States of America.

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1.2.	Interpretation: Except to the extent that the context requires otherwise:

1.2.1	words denoting the singular shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting persons shall include firms and corporations and vice versa;

1.2.2
any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof as from time to time modified or re-enacted whether before or after the date of this Agreement and (so far as liability thereunder may exist or can arise) shall include also any past statutory provisions or regulations (as from time to time modified or re-enacted) which such provisions or regulations have directly or indirectly replaced;

1.2.3	the words "written" and "in writing" include any means of visible reproduction;

1.2.4	any reference to "Clauses", "Recitals", “Exhibits” and "Schedules" are to be construed as references to clauses and recitals of, and exhibits and schedules to, this Agreement; and

1.2.5	any reference to a time of day is a reference to China time unless provided otherwise.

1.3.	Headings: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

2.	OPTION

2.1.
Option: The Grantor hereby irrevocably and unconditionally grants to each Grantee an Option for such Grantee to acquire from the Grantor, at the Exercise Price, at any time during the Exercise Period (defined below), to the extent that the Option has vested, any or all of the Option Shares set forth opposite his name in Schedule A hereto, free from all claims, liens, charges, pledges, mortgages, trust, equities and other encumbrances, and with all rights attaching thereto on the Completion Date.

2.2.	Vesting Schedule: Subject to the terms and conditions hereto, the Option may be exercised, in whole or in part, in accordance with the following schedule:

(a) One-third of the Option Shares upon the entry by the Company, Big Tree Brunei and Grantor into the Share Exchange Agreement.

(b) One-third of the Option Shares upon Big Tree Brunei achieving not less than $30,800,000 in Gross Revenues, as determined under United States Generally Accepted Accounting Principles consistently applied (“US GAAP”) for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.

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(c) One-third of the Option Shares upon Big Tree Brunei achieving not less than $2,400,000 in pre-tax profits, as determined under US GAAP for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.

Notwithstanding anything in this Agreement, in case that the Grantor violates any provisions of this Agreement, the Grantee shall receive an irrevocable right to acquire any and all of the Option Shares then held by the Grantor, without any regard to aforesaid vesting schedule. The Grantee shall be entitled to exercise such Option immediately and the Grantor shall transfer to the Grantee or his Nominee(s) all the Option Shares immediately upon the Grantee’s or his Nominee(s)’s exercise of such Option.

2.3.
Exercise Period: The Option shall vest and become effective and exercisable at the times commencing on the dates set forth in Section 2.2 and shall expire five years from the date of this Option Agreement.  The Option may be exercised by a Grantee (or his Nominee on behalf of the Grantee), to the extent that the Option shall have vested, and only to that extent, at any time prior to five years from the date of this Option (“Exercise Period”).

2.4.
Nominees: Each Grantee may, at any time during the Exercise Period, at his sole discretion, nominate one or more person(s) (each a “Nominee”) to be the transferee(s) of whole or part of his Option, who shall hold and/or exercise the transferred Option on behalf of the Grantee.

2.5.	Exercise Notice: The Option may be exercised by each Grantee or his Nominee(s), in whole or in part, at any time during the Exercise Period, by serving an Exercise Notice on the Grantor.

2.6.
Exercise: The Grantor agrees that it shall, upon receipt of the Exercise Notice, issue to a Grantee (or his Nominee(s), as the case may be) any and all of the Option Shares specified in the Exercise Notice, free from all claims, liens, charges, pledges, mortgages, trust, equities and other encumbrances, and with all rights now or hereafter attaching thereto.  The Option shall be exercisable only in compliance with the laws and regulations of the PRC and the Hong Kong, and such Grantee (or his Nominee(s), as the case may be) shall complete any and all approval or registration procedures regarding the exercise of his Option at PRC competent authorities in accordance with applicable PRC laws and regulations.

2.7.	Transfer Notice: In case that a Grantee transfers any or all of his Option to one or more Nominee(s) in accordance with Clause 2.4 above, such Grantee shall serve a Transfer Notice on the Grantor.

2.8.
Transfer to Nominees: The Grantor agrees that it shall, upon receipt of the Transfer Notice, take all actions necessary to allow the Nominee(s) to be entitled to any or all of Option specified in the Transfer Notice.

Upon exercise by any Nominee(s) of the transferred Option on behalf of a Grantee, such Grantee shall serve the Exercise Notice on the Grantor in his own name for the exercising Nominee(s).  Upon receipt of such Exercise Option, the Grantor shall issue to such Nominee(s) any and all of the relevant Option Shares in the same manner as specified in Clause 2.6.

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2.9.	Payment of Exercise Price: Upon Exercise of the Option in whole or in part, the exercising Grantee (or his Nominee(s), as the case may be) shall pay the Exercise Price to the Grantor.

The Grantor’s Obligation upon Exercise: The Grantor agrees that upon the Exercise of any Option by a Grantee (or his Nominee(s)), it shall cause and procure the number of Option Shares provided in the Exercise Notice to be issued to such exercising Grantee (or his Nominee(s)) within sixty one (61) Business Days after the date of the Exercise Notice, otherwise, it will be treated as Grantee owns these Option Shares.

3.	VESTING CONDITIONS

The obligation of the Grantor to effect the Option and the issuance of Option Shares to an exercising Grantee upon his Exercise of the Option shall be subject to the fulfilment of the conditions set forth in Section 2.2.

4.	INFORMATION, DISTRIBUTIONS AND ADJUSTMENTS

4.1.
Information: Each Grantee (the "Requesting Grantee") shall be entitled to request from the Grantor at any time before the Completion, a copy of any information received from the Grantor which may be in the possession of the Grantor and, upon such request, the Grantor shall provide such information to the Requesting Grantee.

4.2.
Distributions: The Grantor agrees that each Grantee shall be entitled to all the Distributions in respect of his Option Shares.  In the event that any such Distributions have been received by the Grantor for any reason, the Grantor shall cause the existing shareholder at the request of a Grantee to pay an amount equivalent to the Distributions received to such Grantee.

4.3.
Adjustments: If, prior to the Completion, the Company shall effect any adjustment in its share capital (such as share split, share dividend, share combination or other similar acts), then the number of Option Shares and the Exercise Price shall be adjusted accordingly to take into account such adjustment.

5.	COMPLETION

5.1.	Time and Venue: Completion of the sale and purchase of the Option Shares pursuant to the Exercise shall take place at such place decided by the exercising Grantee on the Completion Date.

5.2.	Business at Completion: At Completion of each Exercise, all (but not part only) of the following shall be transacted:

5.2.1	the exercising Grantee shall pay the Exercise Price to the Grantor by wire transfer or such other method as shall be reasonably acceptable to Grantor;

5.2.2
the Grantor shall, and to the extent that any action on the part of other shareholders or the directors is required, procure the then existing shareholders and directors of the Company to, within seven (7) Business Days after the date of Exercise Notice, deliver to the exercising Grantee (or his Nominee(s), same below) the following documents and take all corporate actions necessary to give effect to such delivery:

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(a)	a share certificate or share certificates in respect of the number of the Option Shares exercised by such exercising Grantee;

(b)	a certified true copy of the register of members of the Company updated to show the entry of the exercising Grantee as the holder of the Option Shares so exercised; and

(c)	any other documents as the exercising Grantee may reasonably believe necessary to give effect to the issuance of the exercised Option Shares.

6.	CONFIDENTIALITY

The transaction contemplated hereunder and any information exchanged between the Parties pursuant to this Agreement will be held in complete and strict confidence by the concerned Parties and their respective advisors, and will not be disclosed to any person except: (i) to the Parties’ respective officers, directors, employees, agents, representatives, advisors, counsel and consultants that reasonably require such information and who agree to comply with the obligation of non-disclosure pursuant to this Agreement; (ii) with the express prior written consent of the other Party; or (iii) as may be required to comply with any applicable law, order, regulation or ruling, or an order, request or direction of a government agency; provided, however, that the foregoing shall not apply to information that: (1) was known to the receiving Party prior to its first receipt from the other Party; (2) becomes a matter of public knowledge without the fault of the receiving Party; or (3) is lawfully received by the Party from a third person with no restrictions on its further dissemination.

7.	GRANTOR’S UNDERTAKINGS

Without the prior written consent of each Grantee, the Grantor shall not and shall procure the Company not, (i) issue or create any new shares, equity, registered capital, ownership interest, or equity-linked securities, or any options or warrants that are directly convertible into, or exercisable or exchangeable for, shares, equity, registered capital, ownership interest, or equity-linked securities of the Company, or other similar equivalent arrangements, (ii) alter the shareholding structure of the Company, (iii) cancel or otherwise alter the Option Shares, (iv) amend the register of members or the memorandum and articles of association of the Company, (v) liquidate or wind up the Company, or (vi) act or omit to act in such a way that would be detrimental to the interest of each Grantee in the Option Shares.  The Grantor shall disclose to each Grantee true copies of all the financial, legal and commercial documents of the Company and the resolutions of the shareholders and the board of directors.

8.	MISCELLANEOUS

8.1.
Indulgence, Waiver Etc: No failure on the part of any Party to exercise and no delay on the part of such Party in exercising any right hereunder will operate as a release or waiver thereof, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of it or any other right or remedy.

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8.2.
Effective Date and Continuing Effect of Agreement: This Agreement shall take effect from the Effective Date.  All provisions of this Agreement shall not, so far as they have not been performed at Completion, be in any respect extinguished or affected by Completion or by any other event or matter whatsoever and shall continue in full force and effect so far as they are capable of being performed or observed, except in respect of those matters then already performed.

8.3.
Successors and Assigns: This Agreement shall be binding on and shall ensure for the benefit of each of the Parties' successors and permitted assigns. Any reference in this Agreement to any of the Parties shall be construed accordingly.

8.4.
Further Assurance: At any time after the date of this Agreement, each of the Parties shall, and shall use its best endeavors to procure that any necessary third party shall, execute such documents and do such acts and things as any other Party may reasonably require for the purpose of giving to such other Party the full benefit of all the provisions of this Agreement.

8.5.
Remedies: No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any Party shall not constitute a waiver by such Party of the right to pursue any other available remedies.

8.6.
Severability of Provisions: If any provision of this Agreement is held to be illegal, invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, continue to be valid as to its other provisions and the remainder of the affected provision; and the legality, validity and enforceability of such provision in any other jurisdiction shall be unaffected.

8.7.	Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of Hong Kong.

8.8.
Dispute Resolution: In the event of any dispute, claim or difference (the "Dispute") between any Parties arising out of or in connection with this Agreement, the Dispute shall be resolved in accordance with the following:

(a)
Negotiation between Parties; Mediations.  The Parties agree to negotiate in good faith to resolve any Dispute.  If the negotiations do not resolve the Dispute to the reasonable satisfaction of all parties within thirty (30) days, subsection (b) below shall apply.

(b)
Arbitration.  In the event the Parties are unable to settle a Dispute in accordance with subsection (a) above, such Dispute shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (b).  The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules.  The language of the arbitration shall be English.

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8.9.
Counterparts: This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument.  Any Party hereto may enter into this Agreement by signing any such counterpart.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.

The Grantor:  LINS (HK) INT’L TRADING LIMITED

By: Dore Scott Perler

签名：/s/ Dore Scott Perler
Name: Dore Scott Perler

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IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.

The Grantees

[_______________]
Grantees’ signature please check the Schedule A

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SCHEDULE A

Grantee and Option Shares

Grantees	Number of Option Shares （1）	Exercise Price (USD)	Signature
Wei Lin	6,240,000	0.00001	/s/ Wei Lin
Guihong Zheng	260,000	0.00001	/s/ Guihong Zheng

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SCHEDULE B

Part I

Form of Exercise Notice

To           : Dore Scott Perler  (the “Grantor”) and Board of Directors of LINS (HK) INT’L TRADING LIMITED

From：  (the “Grantee”)

We refer to the Option Agreement (the "Option Agreement") dated December 29, 2011 made between the Grantee and the Grantor.  Terms defined in the Option Agreement shall have the same meanings as used herein.

We hereby give you notice that we require you to sell to us / [Nominees' names] in accordance with the terms and conditions of the Option Agreement, the following Option Shares at the Exercise Price set out below, subject to the terms and conditions set out in the Option Agreement. Completion shall take place at [ ] on [                   ] at the office of [                   ].

Grantee	Option Shares	Exercise Price
0.00001 USD

Dated [                                           ]

Yours faithfully

___________________________
Name:
Title:

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Party II

Form of Transfer Notice

To           : Dore Scott Perler (the “Grantor”) and Board of Directors of LINS (HK) INT’L TRADING LIMITED

From：  (the “Grantee”)

We refer to the Option Agreement (the "Option Agreement") dated December  , 2011 made between the Grantee and the Grantor.  Terms defined in the Option Agreement shall have the same meanings as used herein.

We hereby give you notice that we will transfer to [Nominees' names] the following portion of the Option, expressed in terms of the number of Option Shares represented by the portion of the Option transferred in accordance with the terms and conditions of the Option Agreement,.

Grantee	Nominees	Option Shares Represented

Dated [                                           ]

Yours faithfully

___________________________
Name:
Title:

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Exhibit 10.35

SHARE EXCHANGE AGREEMENT

by and among

TRANSAX INTERNATIONAL LIMITED

a Colorado Corporation

and

BIG TREE INTERNATIONAL CO., LTD.,

a Brunei company

and

LINS (HK) INT’L TRADING LIMITED

a Hong Kong company

Dated as of December 30, 2011

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TABLE OF CONTENTS
PAGE

Exhibits

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STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of this __  day of December 2011, by and between TRANSAX INTERNATIONAL LIMITED, a Colorado corporation (“TNSX”), with offices at 1133 S. University Drive, Suite 210, Plantation, Florida 33324,  and BIG TREE INTERNATIONAL CO., LTD., a Brunei company (“Big Tree Brunei”), and LINS (HK) INT’L TRADING LIMITED, a Hong Kong company (“LINS” or the “Big Tree Brunei Shareholder”), upon the following premises:

Premises

WHEREAS, TNSX is a publicly held corporation organized under the laws of the State of Colorado;

WHEREAS, Big Tree Brunei is a privately-held company organized under the laws of Brunei;

WHEREAS, LINS is a privately-held company organized under the laws of Hong Kong and owns all of the issued and outstanding shares of Big Tree Brunei representing a 100% interest in Big Tree Brunei;

WHEREAS, TNSX agrees to acquire 100% of the issued and outstanding shares of Big Tree Brunei from LINS in exchange for the issuance of 6,500,000 shares of TNSX’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”).  The terms and conditions of the Series C Preferred Stock are set forth in the form of certificate of designation of such series of preferred stock attached hereto as Exhibit A (the “Certificate of Designations”).  The number of shares of TNSX’s common stock to issued upon conversion of the Series C Preferred Stock and after giving effect to a 700 for 1 reverse stock split (the “Reverse Stock Split”) will represent approximately 65% of the issued and outstanding shares of TNSX  and is hereinafter referred to as the “Exchange”.    On the Closing Date, LINS will become a shareholder of TNSX.
Agreement
NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF Big Tree Brunei

As an inducement to, and to obtain the reliance of TNSX, except as set forth in the Big Tree Brunei Schedules (as hereinafter defined), Big Tree Brunei represents and warrants as of the Closing Date (as hereinafter defined), as follows:
Section 1.01                       Incorporation.

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Big Tree Brunei is a company duly organized, validly existing, and in good standing under the laws of Brunei and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  Included in the Big Tree Brunei Schedules is a complete and correct copy of the Articles of Incorporation of Big Tree Brunei as in effect on the date hereof.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Big Tree Brunei’s Articles of Incorporation.  Big Tree Brunei has taken all actions required by law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement.  Big Tree Brunei has full power, authority, and legal capacity and has taken all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

Section 1.02                       Authorized Shares and Capital.

  The authorized number of common shares with $1.00par value of Big Tree Brunei is $100,000,000 with 100,000,000 shares issued and outstanding.  LINS owns all of the issued and outstanding shares of Big Tree Brunei representing a 100% interest in Big Tree Brunei.  The issued and outstanding shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 1.03                       Subsidiaries and Predecessor Corporations

.  Big Tree Brunei owns a 100% interest in Shantou Big Tree Toys Co., Ltd., a Chinese company (“Big Tree Shantou”). Except for its ownership interest in Big Tree Shantou, Big Tree Brunei does not have any subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.  For purposes hereinafter, the term “Big Tree Brunei” also includes Big Tree Shantou.

Section 1.04                       Financial Statements.

(a)           Included in the Big Tree Brunei Schedules are (i) the audited balance sheets of Big Tree Shantou as of December 31, 2009 and  2010 and the related audited statements of operations, stockholders’ equity and cash flows for the fiscal years ended December 31, 2010 and December 31, 2009 together with the notes to such statements and the opinion of Sherb & Co, LLP (“Sherb & Co.”), independent registered public accountants, and (ii) the unaudited (reviewed) consolidated financial statements of Big Tree Brunei and its subsidiary, Big Tree Shantou, for the nine months periods ended September 30, 2011 and September 30, 2010.

(b)           All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Big Tree Brunei balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Big Tree Brunei.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, Big Tree Brunei had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and

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present fairly the value of the assets of Big Tree Brunei, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(c)           Big Tree Brunei has duly and punctually paid all Governmental fees and taxation which it has become liable to pay and has duly allowed for all taxation reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for governmental fees or taxation and Big Tree Brunei has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all Governmental fees and taxation.

(d)           The books and records, financial and otherwise, of Big Tree Brunei are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(e)           All of Big Tree Brunei’s assets are reflected on its financial statements, and, except as set forth in the Big Tree Brunei Schedules or the financial statements of Big Tree Brunei or the notes thereto, Big Tree Brunei has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 1.05                       Information

.  The information concerning Big Tree Brunei set forth in this Agreement and in the Big Tree Brunei Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, Big Tree Brunei has fully disclosed in writing to TNSX (through this Agreement or the Big Tree Brunei Schedules) all information relating to matters involving Big Tree Brunei or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $50,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of Big Tree Brunei or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on Big Tree Brunei, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Section 1.06                        Options or Warrants

.  There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of Big Tree Brunei.

Section 1.07                       Absence of Certain Changes or Events

.  Since September 30, 2011 or such other date as provided for herein:

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(a)           there has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of Big Tree Brunei;

(b)           Big Tree Brunei has not (i) amended its Articles of Incorporation since inception; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares; (iii) made any material change in its method of management, operation or accounting, (iv) entered into any other material transaction other than sales in the ordinary course of its business; or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c)           Big Tree Brunei has not (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims; or (iv) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except in connection with this Agreement.

Section 1.08                       Litigation and Proceedings

. Except as disclosed on Schedule 1.08, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Big Tree Brunei after reasonable investigation, threatened by or against Big Tree Brunei or affecting Big Tree Brunei or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Big Tree Brunei does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.09                       Contracts.

(a)           All “material” contracts, agreements, franchises, license agreements, debt instruments or other commitments to which  Big Tree Brunei is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business are set forth on the Big Tree Brunei Schedules.  A “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least fifty thousand dollars ($50,000);

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(b)           All contracts, agreements, franchises, license agreements, and other commitments to which Big Tree Brunei is a party or by which its properties are bound and which are material to the operations of Big Tree Brunei taken as a whole are valid and enforceable by Big Tree Brunei in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

(c)           Except as included or described in the Big Tree Brunei Schedules or reflected in the most recent Big Tree Brunei balance sheet, Big Tree Brunei is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of Big Tree Brunei.

Section 1.10                       No Conflict With Other Instruments

.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which Big Tree Brunei is a party or to which any of its assets, properties or operations are subject.

Section 1.11                       Compliance With Laws and Regulations

.  To the best of its knowledge, Big Tree Brunei has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Big Tree Brunei or except to the extent that noncompliance would not result in the occurrence of any material liability for Big Tree Brunei.

Section 1.12                       Approval of Agreement

.  The Board of Directors of Big Tree Brunei has authorized the execution and delivery of this Agreement by Big Tree Brunei and has approved this Agreement and the transactions contemplated hereby, and will recommend to LINS that the SHARE EXCHANGE be accepted.

Section 1.13                       Big Tree Brunei Schedules

.  Big Tree Brunei has delivered to TNSX the following schedules, which are collectively referred to as the “Big Tree Brunei Schedules” and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the chief executive officer of Big Tree Brunei as complete, true, and correct as of the date of this Agreement in all material respects:

(a)           a schedule containing complete and correct copies of the Articles of Incorporation of Big Tree Brunei in effect as of the date of this Agreement;

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(b)           a schedule containing the financial statements of Big Tree Brunei identified in paragraph 1.04(a);

(c)           a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Big Tree Brunei since September 30, 2011, required to be provided pursuant to section 1.07 hereof;

(d)           a schedule of any exceptions to the representations made herein; and

(e)           a schedule containing the other information requested above.

Big Tree Brunei shall cause the Big Tree Brunei Schedules and the instruments and data delivered to TNSX hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 1.14                       Valid Obligation

.  This Agreement and all agreements and other documents executed by Big Tree Brunei in connection herewith constitute the valid and binding obligation of Big Tree Brunei, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF TNSX

As an inducement to, and to obtain the reliance of Big Tree Brunei and LINS, except as set forth in the TNSX Schedules (as hereinafter defined), TNSX represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 2.01                       Organization

.  TNSX is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  Included in the TNSX Schedules are complete and correct copies of the certificate of incorporation and bylaws of TNSX as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of TNSX’s certificate of incorporation or bylaws.  TNSX has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and TNSX has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

Section 2.02                       Capitalization
.

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  TNSX’s authorized capitalization consists of (a) 100,000,000 shares of common stock, par value $0.00001 per share (“TNSX Common Stock”), of which 96,078,960 shares are issued and outstanding, and (b) 20,000,000 shares of preferred stock, no par value per share, none of which are issued and outstanding..  All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

Section 2.03                       Subsidiaries and Predecessor Corporations

.  Except for Transax Limited, Medlink Technologies, Inc. and as disclosed in the TNSX SEC Reports as hereinafter defined, TNSX does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

Section 2.04                       Financial Statements.

(a)           Included in the TNSX Schedules are (i) the audited balance sheets of TNSX as of December 31, 2010 and 2009 and the related audited statements of operations, stockholders’ equity and cash flows for September 30, 2010 together with the notes to such statements and the opinion of MSPC Certified Public Accountants and Advisors (“MSPC”), independent certified public accountants with respect thereto.

(b)           Included in the TNSX Schedules are: (i) unaudited (reviewed) balance sheets of September 30, 2011 and the related unaudited (reviewed) statements of operations, stockholders’ equity and cash flows for the quarters ended on such dates and all such financial statements have been reviewed by MSPC.

(c)           All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The TNSX balance sheets are true and accurate and present fairly as of their respective dates the financial condition of TNSX.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, TNSX had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of TNSX, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(d)           TNSX has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

(e)           TNSX has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof.  Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.  In addition, all such tax returns are correct and complete in all material respects.  All taxes of TNSX which are (i) shown as due on such tax returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those taxes being contested in good

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faith and for which adequate reserves have been established in the financial statements included in the Financial Statements in accordance with GAAP.  There are no liens for any taxes upon the assets of TNSX, other than statutory liens for taxes not yet due and payable.  TNSX does not know of any proposed or threatened tax claims or assessments.

(f)           The books and records, financial and otherwise, of TNSX are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices

(g)           All of TNSX’s assets are reflected on its financial statements, and, except as set forth in the TNSX Schedules or the financial statements of TNSX or the notes thereto, TNSX has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 2.05                       Information

.  The information concerning TNSX set forth in this Agreement and the TNSX Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, TNSX has fully disclosed in writing to Big Tree Brunei (through this Agreement or the TNSX Schedules) all information relating to matters involving TNSX or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $1,000 liability , (ii) have led or may lead to a competitive disadvantage on the part of TNSX or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on TNSX, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Section 2.06                       Options or Warrants

.  Except as set forth in Schedule 2.06, there are no options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by TNSX relating to the issued or unissued capital stock of TNSX (including, without limitation, rights the value of which is determined with reference to the capital stock or other securities of TNSX) or obligating TNSX to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, TNSX.  There are no outstanding contractual obligations of TNSX to repurchase, redeem or otherwise acquire any shares of TNSX Common Stock of TNSX or to pay any dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

Section 2.07                       Absence of Certain Changes or Events

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.  Since the date of the most recent TNSX balance sheet included in the TNSX Schedules:

(a)           except as reflected in a TNSX SEC Report there has not been (i) any material adverse change in the business, operations, properties, assets or condition of TNSX or (ii) any damage, destruction or loss to TNSX (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of TNSX;

(b)           except as reflected in a TNSX SEC Report, TNSX has not (i) amended its certificate of incorporation or bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of TNSX; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or  (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c)           TNSX has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent TNSX balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of TNSX; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

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(d)           to its knowledge, TNSX has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of TNSX.

Section 2.08                       Litigation and Proceedings

.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of TNSX after reasonable investigation, threatened by or against TNSX or affecting TNSX or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in the TNSX Schedules.  TNSX has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 2.09                       Contracts.

(a)           TNSX is not a party to, and its assets, products, technology and properties are not bound by, any leases, contract, franchise, license agreement, agreement, debt instrument, obligation, arrangement, understanding or other commitments whether such agreement is in writing or oral (“Contracts”).

(b)           TNSX is not a party to or bound by, and the properties of TNSX are not subject to any Contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and

(c)           TNSX is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of TNSX.

Section 2.10                       No Conflict With Other Instruments

.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which TNSX is a party or to which any of its assets, properties or operations are subject.

Section 2.11                       Compliance With Laws and Regulations

.  TNSX has complied with all United States federal, state or local or any applicable foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other applicable requirement or rule of law (a “Law”) applicable to TNSX and the operation of its business.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

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Section 2.12                       Approval of Agreement

.  The Board of Directors of TNSX has authorized the execution and delivery of this Agreement by TNSX and has approved this Agreement and the transactions contemplated hereby.

Section 2.13                       Material Transactions or Affiliations

.  Except as disclosed herein and in the TNSX Schedules, there exists no contract, agreement or arrangement between TNSX and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by TNSX to own beneficially, 5% or more of the issued and outstanding common stock of TNSX and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof.  Neither any officer, director, nor 5% Shareholders of TNSX has, or has had since inception of TNSX, any known interest, direct or indirect, in any such transaction with TNSX which was material to the business of TNSX.  TNSX has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

Section 2.14                       TNSX Schedules

.  TNSX has delivered to Big Tree Brunei the following schedules, which are collectively referred to as the “TNSX Schedules” and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of TNSX to be complete, true, and accurate in all material respects as of the date of this Agreement.

(a)           a schedule containing complete and accurate copies of the certificate of incorporation and bylaws of TNSX as in effect as of the date of this Agreement;

(b)           a schedule containing the financial statements of TNSX identified in paragraph 2.04(a) and (b);

(c)           a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of TNSX since September 30, 2011, required to be provided pursuant to section 2.07 hereof; and

(d)           a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the TNSX Schedules by Sections 2.01 through 2.19 and 2.21.
TNSX shall cause the TNSX Schedules and the instruments and data delivered to Big Tree Brunei hereunder to be promptly updated after the date hereof up to and including the Closing Date.

Section 2.15                       Bank Accounts; Power of Attorney

.  Set forth in the TNSX Schedules is a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by TNSX within the past twelve (12) months, the account numbers thereof, and all persons authorized

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to sign or act on behalf of TNSX, (b) all safe deposit boxes and other similar custodial arrangements maintained by TNSX within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from TNSX or who are otherwise authorized to act on behalf of TNSX with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

Section 2.16                       Valid Obligation.

  This Agreement and all agreements and other documents executed by TNSX in connection herewith constitute the valid and binding obligation of TNSX, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 2.17                       SEC Filings

; Financial Statements.

(a) TNSX has made available to Big Tree Brunei a correct and complete copy, or there has been available on EDGAR, copies of each report, registration statement and definitive proxy statement filed by TNSX with the SEC since its initial filing on October 27, 1999 (the “TNSX SEC Reports”), which are all the forms, reports and documents filed by TNSX with the SEC from September 17, 1999 to the date of this Agreement. As of their respective dates, the TNSX SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such TNSX SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)  Each set of financial statements (including, in each case, any related notes thereto) contained in the TNSX SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each fairly presents in all material respects the financial position of TNSX at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on TNSX taken as a whole.

Section 2.18                       Over-the-Counter Bulletin Board Quotation.

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 TNSX Common Stock is quoted on the U.S. reporting company marketplace (“OTCQB”). There is no action or proceeding pending or, to TNSX’s knowledge, threatened against TNSX by OTC Markets Group, Inc.  with respect to any intention by such entity to prohibit or terminate the quotation of TNSX Common Stock on the OTCQB.

Section 2.19                       Exchange Act Compliance.

  TNSX is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the shares of TNSX Common Stock have been registered under Section 12(g) of the Exchange Act, and TNSX is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act.

Section 2.20                       Insurance Policies.

TNSX has not received notice of any pending or threatened cancellation (retroactive or otherwise) with respect to any of the insurance policies in force naming TNSX, any of its employees thereof as an insured or beneficiary or as a loss payable payee and TNSX is in compliance in all material respects with all conditions contained therein.  There are no pending claims against such insurance policies by TNSX as to which insurers are defending under reservation of rights or have denied liability, and there exists no claim under such insurance policies that has not been properly filed by TNSX.  Set forth on Schedule 2.21 is a list of all of TNSX’s insurance policies.

Section 2.21                       Employee Benefit Plans and Agreements

                      TNSX has no deferred compensation, pension, profit-sharing and retirement plans, or bonus, welfare, severance policies or programs or other “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), fringe benefit or stock option, stock ownership, stock appreciation, phantom stock or equity (or equity-based) plans, including individual contracts, severance agreements, employee agreements, consulting agreements with individuals, separation and change in control programs, agreements or arrangements, or employee retention agreements, providing the same or similar benefits, whether or not written, participated in or maintained by TNSX or with respect to which contributions are made or obligations assumed by TNSX in respect of TNSX (including health, life insurance and other benefit plans maintained for former employees or retirees).

ARTICLE III

SHARE EXCHANGE

Section 3.01                       The Exchange.

  On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.03), LINS shall sell, assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of Big Tree Brunei held by LINS; the objective of such purchase (the “Exchange”) being the acquisition by TNSX of not less than 100% of the issued and outstanding shares of Big Tree Brunei.  In exchange for the transfer of such securities by LINS,

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TNSX shall deliver to LINS 6,500,000 shares of TNSX’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”). The number of shares of TNSX’s common stock to issued upon conversion of the Series C Preferred Stock and after giving effect to a 700 for 1 reverse stock split (the “Reverse Stock Split”) for all of the outstanding shares beneficially owned by LINS and collectively is hereinafter referred to as the “Exchange Consideration”). At the Closing Date, LINS shall, on surrender of its certificate representing its interest in Big Tree Brunei to TNSX or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing its ownership of the Series C Preferred Stock.

Upon consummation of the transaction contemplated herein, all of the issued and outstanding shares of LINS shall be held by TNSX.

Section 3.02                       Closing

.  The closing (“Closing”) of the transactions contemplated by this Agreement shall occur following completion of the conditions set forth in Articles V and VI, and upon delivery of the Exchange Consideration as described in Section 3.01 herein. The Closing shall take place at a mutually agreeable time and place and is anticipated to close by no later than December 30, 2011.

Section 3.03                       Closing Events

.  At the Closing, TNSX, Big Tree Brunei and LINS shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 3.04                       Termination

.  This Agreement may be terminated by the Board of Directors of Big Tree Brunei or TNSX only in the event that TNSX or Big Tree Brunei do not meet the conditions precedent set forth in Articles V and VI.  If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

ARTICLE IV

SPECIAL COVENANTS

Section 4.01                       Access to Properties and Records

.  TNSX and  Big Tree Brunei will each afford to the officers and authorized representatives of the other full access to the properties, books and records of TNSX or Big Tree Brunei, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of TNSX or Big Tree Brunei, as the case may be, as the other shall from time to time reasonably request.  Without limiting the foregoing, as soon as practicable after the end of each

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fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and unaudited financial statements.

Section 4.02                       Delivery of Books and Records

.  At the Closing, TNSX shall deliver to Big Tree Brunei, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of TNSX now in the possession of TNSX or its representatives.

Section 4.03                       Third Party Consents and Certificates

.  TNSX and Big Tree Brunei agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.04                       TNSX SEC Filings.

  On or after the Closing Date, TNSX shall promptly file with the SEC necessary disclosure statements required by federal securities law.

Section 4.05                       Designation of Directors and Officer.

  Upon signing this Agreement, the following persons will take the positions of Directors with TNSX, Mr. Wei Lin and Mr. Chaojun Lin.  Ms. Laurie Bewes and Stephen Walters shall tender their resignations as Directors of TNSX  and the existing officers, Mr. Stephen Walters and Mr. Adam Wasserman, after the signing of this Agreement, shall tender their resignation as Chief Executive Officer and Chief Financial Officer, respectively, held with TNSX effective immediately.  In addition, upon the signing of this Agreement, TNSX shall immediately appoint as officers of TNSX the following persons: Mr. Wei Lin as Chief Executive Officer, President and Chairman of the Board,  Mr. Jiale Cai  as Chief Financial Officer and Treasurer, Ms. Chi Oi Lau as Secretary and Mr. Dore Perler as Assistant Secretary.

Section 4.06                       Actions Prior to Closing
.
(a)           From and after September 30, 2011 until the Closing Date and except as set forth in the TNSX Schedules or Big Tree Brunei Schedules or as permitted or contemplated by this Agreement, TNSX (subject to paragraph (d) below) and Big Tree Brunei respectively, will each:

(i)           carry on its business in substantially the same manner as it has heretofore and as disclosed in the TNSX SEC Reports;

(ii)           maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

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(iii)           maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iv)           perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(v)           use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

(vi)           fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)           From and after September 30, 2011 until the Closing Date, neither TNSX nor Big Tree Brunei will, except as provided for in Schedule 4.06(b):

(i)           make any changes in their Articles of Incorporation, articles or certificate of incorporation or bylaws except as contemplated by this Agreement including a name change;

(ii)           take any action described in Section 1.07 in the case of Big Tree Brunei or in Section 2.07, in the case of TNSX (all except as permitted therein or as disclosed in the applicable party’s schedules);

(iii)           enter into or amend any contract, agreement, or other instrument of any of the types described in such party’s schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

(iv)           sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business except as disclosed in the TNSX SEC Reports.

Section 4.07                       Indemnification.

(a)           Big Tree Brunei hereby agrees to indemnify TNSX and each of the officers, agents and directors of TNSX as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (“Loss”), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

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(b)           LINS agrees to indemnify TNSX and each of the officers, agents and directors of TNSX as of the date of execution of this Agreement against any Loss, to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article 3.01 of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(c)           TNSX agrees to indemnify and hold harmless Big Tree Brunei and each of the officers, agents, and directors of Big Tree Brunei and LINS as of the date of execution of this Agreement (the “Big Tree Brunei Indemnitees”) against any Liabilities incurred or suffered by the Big Tree Brunei Indemnitees.  For this purpose, “Liabilities” shall mean all suits, proceedings, claims, expenses, losses, costs, liabilities, judgments, deficiencies, assessments, actions, investigations, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is  instituted or not and, if instituted, whether at any trial or appellate level, and whether raised by the parties hereto or a third party, incurred or suffered by the Big Tree Brunei Indemnitees or any of them arising from, in connection with or as a result of (a) any false or inaccurate representation or warranty made by or on behalf of TNSX in or pursuant to this Agreement; (b) any default or breach in the performance of any of the covenants or agreements made by TNSX in or pursuant to this Agreement; (c) the operation of TNSX’s business prior to the Closing; (d) any obligation or liability of TNSX which is not included in TNSX’s Financial Statements (e) any breach of the contracts prior to the Closing; and (f) any Liabilities arising out of the claims of creditors of TNSX or any party claiming by, through or under such creditor, including, but not limited to, any bankruptcy trustee or debtor-in-possession.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

Section 4.08                       The Acquisition of TNSX Common Stock

.  TNSX and Big Tree Brunei understand and agree that the consummation of this Agreement including the delivery of the Exchange Consideration to LINS in exchange for the Big Tree Brunei Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  TNSX and Big Tree Brunei agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

(a)           In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, LINS shall execute and deliver to TNSX a Suitability Letter and an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit B and Exhibit C, respectively.

(b)           In connection with the transaction contemplated by this Agreement, TNSX and Big Tree Brunei shall each file, with the assistance of the other and their respective

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legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the Shareholder of Big Tree Brunei reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)           In order to more fully document reliance on the exemptions as provided herein, Big Tree Brunei, LINS, and TNSX shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as Big Tree Brunei or TNSX and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)           The Big Tree Brunei Shareholder acknowledges that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

Section 4.09                       Sales of Securities Under Rule 144, If Applicable.

(a)           TNSX will use its best efforts to at all times satisfy the current public information requirements of Rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for six months (or one year, as the case may be) or more or such other restricted period as required by Rule 144 as it is from time to time amended.

(b)           Upon being informed in writing by any person holding restricted stock of TNSX that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), TNSX will certify in writing to such person that it is compliance with Rule 144 current public information requirement to enable such person to sell such person’s restricted stock under Rule 144, as may be applicable under the circumstances.

(c)           If any certificate representing any such restricted stock is presented to TNSX’s transfer agent for registration or transfer in connection with any sales theretofore made under Rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by a legal opinion that such transfer has complied with the requirements of Rule 144, as the case may be, TNSX will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of Rule 144, as the case may be, free of any stop transfer order or restrictive legend.

Section 4.10                       Assistance with Post-Closing SEC Reports and Inquiries.

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 Upon the reasonable request of Big Tree Brunei, after the Closing Date, TNSX shall use its reasonable best efforts to provide such information available to it, including information, filings, reports, financial statements or other circumstances of TNSX occurring, reported or filed prior to the Closing, as may be necessary or required by TNSX for the preparation of the reports that TNSX is required to file after Closing with the SEC to remain in compliance and current with its reporting requirements under the Exchange Act, or filings required to address and resolve matters as may relate to the period prior to Closing and any SEC comments relating thereto or any SEC inquiry thereof.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF TNSX

The obligations of TNSX under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 5.01                       Accuracy of Representations and Performance of Covenants

.  The representations and warranties made by Big Tree Brunei and LINS in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement).  Big Tree Brunei shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Big Tree Brunei prior to or at the Closing.  TNSX shall be furnished with a certificate, signed by a duly authorized executive officer of Big Tree Brunei and dated the Closing Date, to the foregoing effect.

Section 5.02                       Officer’s Certificate

.  TNSX shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Big Tree Brunei to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of Big Tree Brunei threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Big Tree Brunei Schedules, by or against Big Tree Brunei, which might result in any material adverse change in any of the assets, properties, business, or operations of Big Tree Brunei.

Section 5.03                       Approval by LINS

.  The Exchange shall have been approved by the holders of not less than one hundred percent (100%) of the shares, including voting power, of Big Tree Brunei, unless a lesser number is agreed to by TNSX.

Section 5.04                       No Governmental Prohibition

.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any

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court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 5.05                       Consents

.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Big Tree Brunei after the Closing Date on the basis as presently operated shall have been obtained.
Section 5.06                       Other Items.

(a)           TNSX shall have received a list containing the name, address, and number of shares held by LINS as of the date of Closing, certified by an executive officer of Big Tree Brunei as being true, complete and accurate; and

(b)           TNSX shall have received such further opinions, documents, certificates or instruments relating to the transactions contemplated hereby as TNSX may reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF Big Tree Brunei

AND LINS

The obligations of Big Tree Brunei and LINS under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01                       Accuracy of Representations and Performance of Covenants

.  The representations and warranties made by TNSX in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date.  Additionally, TNSX shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by TNSX.

Section 6.02                       Officer’s Certificate

.  Big Tree Brunei shall have been furnished with certificates dated the Closing Date and signed by duly authorized executive officers of TNSX, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of TNSX threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement  or, to the extent not disclosed in the TNSX Schedules, by or against TNSX, which might result in any material adverse change in any of the assets, properties or operations of TNSX.

Section 6.03                       Good Standing

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.  Big Tree Brunei shall have received a certificate of good standing from the Secretary of State of Colorado or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that TNSX is in good standing as a corporation in the State of Colorado and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

Section 6.04                       No Governmental Prohibition

.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 6.05                       Approval by TNSX Board of Directors

.  The Exchange shall have been approved by the holders of not less than fifty and one tenths percent (50.01%) of the members of TNSX’s board of directors.

Section 6.06                       Consents

.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of TNSX after the Closing Date on the basis as presently operated shall have been obtained.

Section 6.07                       Shareholder Report

Big Tree Brunei shall receive a shareholder’s report reflective of all TNSX shareholder’s which does not exceed 96,078,960 shares of TNSX common stock issued and outstanding as of the day prior to the Closing Date.

Section 6.08                       Other Items

.  Big Tree Brunei shall have received further opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as Big Tree Brunei may reasonably request.

ARTICLE VII

MISCELLANEOUS

Section 7.01                       Brokers

TNSX and Big Tree Brunei agree that, except as set out on Schedule 7.01 attached hereto, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement.  TNSX and Big Tree Brunei each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder’s fee arising from the transactions

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contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 7.02                       Governing Law

.  This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Colorado.  Venue for all matters shall be in Broward County, Florida, without giving effect to principles of conflicts of law thereunder.  Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 7.03                       Notices

.  Any notice or other communications required or permitted hereunder shall  be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to Big Tree Brunei, to:South Part No.1 Floor 1, Nanshe Area, Pengnan Industrial Park on North Yingbin Road in Waisha Town of Longhu District in Shantou, Guangdong, China, 515823

Copy: Rm 51, 5th Floor, Britannia House, Jalan Cator Bandar Seri Begawan BS 8811, Begara Brunei Darussalam

If to TNSX, to:	1133 S. University Drive, Suite 210
Plantation, Florida 33324

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 7.04                       Attorney’s Fees

.  In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 7.05                       Confidentiality

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.  Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 7.06                       Public Announcements and Filings

.  Unless required by applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties.  Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

Section 7.07                       Schedules; Knowledge

.  Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

Section 7.08                       Third Party Beneficiaries

.  This contract is strictly between TNSX and Big Tree Brunei, and, except as specifically provided, no director, officer, stockholder (other than LINS), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 7.09                       Expenses

.  Subject to Section 7.04 above, whether or not the Exchange is consummated, each of TNSX and Big Tree Brunei will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 7.10                       Entire Agreement

.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

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Section 7.11                       Survival; Termination

.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 7.12                       Counterparts

.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 7.13                       Amendment or Waiver

.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 7.14                       Best Efforts

.  Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.  Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section 7.15                       Role of Counsel

.  The parties to this Agreement acknowledge their understanding that this Agreement and other agreements entered into in connection with the Agreement were prepared at the request of the parties by Lazarus Rothstein, Esq. and that such attorney did not represent any of the parties in conjunction with this Agreement or any of the related transactions.  The Parties, as further evidenced by their signatures below, acknowledge that they have had the opportunity to obtain the advice of independent counsel of their choosing prior to his execution of this Agreement and that they have availed themselves of this opportunity to the extent they deemed necessary and advisable.  By their signatures below, each of the Parties to this Agreement represent and warrant that they fully understand the terms and provisions of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.
TRANSAX INTERNATIONAL LIMITED

By: /x/ Stephen Walters
Name: Stephen Walters
Title: President, CEO and Chairman

Big Tree International Co., Ltd.

By: /s/ Dore Scott Perler
Name: Dore Scott Perler
Title: Director

Lins (HK) Int’l Trading Limited

By: /s/ Dore Scott Perler
Name: Dore Scott Perler
Title: Director

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Transax International Limited (“TNSX”)

Share Exchange Agreement

Exhibit and Schedules

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Exhibit A
Certificate of Designations Series C Preferred Stock

1.1           Automatic Conversion.  Immediately following the date on which the Company shall have filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Colorado increasing the number of its authorized shares of the Company’s Common Stock, $0.00001 par value (the “Common Stock”) or upon completion of a reverse stock split so that there are a sufficient number of shares of the Common Stock to permit a full conversion of the Series C Preferred Stock into shares of Common Stock based upon the Conversion Price (as hereinafter defined) (the “Conversion Condition”), all amounts due hereunder shall automatically convert into shares of Common Stock at the Conversion Price without any action of the Holder.  Promptly thereafter, the Company shall issue to the Holder a certificate representing the number of shares of Common Stock issued pursuant to such automatic conversion of the Series C Preferred Stock as determined in accordance herewith.

1.2           Conversion Price; Number of Shares.  The number of shares of Common Stock to be issued upon conversion of the Series C Preferred Stock shall be determined by multiplying (i) the number of shares of the Series C Preferred Stock by (ii) one (1) share of Common Stock after giving effect to an anticipated 1 for 700 reverse stock split of the Common Stock (the “Conversion Price”), subject to further adjustment from time to time upon the happening of certain events as set forth below.

1.3           Stock Dividends.  If the Company, at any time while the Series C Preferred Stock is outstanding, shall pay a dividend in shares of, or make other distribution of shares of the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

1.4           Consolidation or Merger.  At any time while the Series C Preferred Stock remains outstanding, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series C Preferred Stock providing that the Holder of the Series C Preferred Stock shall have the right to exercise such new Series C Preferred Stock (upon terms not less favorable to the holder than those then applicable to the Series C Preferred Stock) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Series C Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Series C Preferred Stock had the Series C Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer. Such new Series C Preferred Stock shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section 1.4 shall similarly apply to successive consolidations, mergers, sales and transfers.

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1.5           Restrictions on Shares.  The Series C Preferred Stock has been issued by the Company pursuant to the exemption from registration under the Act.  The shares of Common Stock issuable upon conversion of the Series C Preferred Stock may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Each certificate shares of Common Stock issuable upon conversion of the Series C Preferred Stock that have not been so registered and that has not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS:

1.6           Voting Rights. In addition to any voting rights provided by applicable law, the holders of Series C Preferred Stock shall have the following voting rights:

(a)           General. Subject to Section 1.6(b) hereof, each share of Series C Preferred Stock shall entitle the holder thereof to vote on all matters submitted to a vote of the stockholders of the Company, voting together as a single class with the holders of Common Stock. At any time, each share of Series C Preferred Stock shall be entitled to a number of votes which is equal to the number of shares of Common Stock that could be obtained upon conversion of one share of Series C Preferred Stock at the then applicable Conversion Price (as such amount may be adjusted pursuant to Sections 1.3 and 1.4 hereof).

(b)           Voting Rights for Directors.

(i)           Subject to Section 1.6(b)(viii), in addition to any other rights to elect  directors which the holders of Series C Preferred Stock may have, from and after the date these shares are issued (the “Issue Date”), the holders of all outstanding shares of Series C Preferred Stock, voting separately as a class and to the exclusion of the holders of all other classes of stock of the Company, shall be entitled to elect a total of two individuals to serve as members of the Board of Directors.

(ii)           The right to elect directors as described in Section 1.6(b)(i) hereof may be exercised either at a special meeting of the holders of Series C Preferred Stock, called as hereinafter provided in Section 1.6(b)(iii) hereof, at any annual meeting of stockholders held for the purpose of electing directors, or by the written consent of the holders of Series C Preferred Stock without a meeting and thereafter at such annual meeting or by written consent.

(iii)           The Secretary of the Company may, and upon the written request of the holders of record of at least 25% of the outstanding shares of Series C Preferred Stock (addressed to the Secretary of the Company at the principal office of the Company) shall, call a special meeting of the holders of Series C Preferred Stock for the election of the directors to be elected by them as herein provided. Such call shall be made by notice to the holders of record by first-class mail, postage prepaid at their respective addresses as they shall appear in the records of the Company, and such notice shall be

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mailed at least 10 days but no more than 20 days before the date of the special meeting, or as required by law. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of stockholders at the place designated by the Secretary of the Company. If such meeting shall not be called by a proper officer of the Company within 15 days after receipt of such written request by the Secretary of the Company, then the holders of record of at least 25% of the shares of Series C Preferred Stock then outstanding may call such meeting at the expense of the Company, and such meeting may be called by such holders upon the notice required for special meetings of stockholders and shall be held at the place designated in such notice. Any holder of Series C Preferred Stock that would be entitled to vote at any such meeting shall have access to the stock record books of the Company for the purpose of causing a meeting of holders of Series C Preferred Stock to be called pursuant to the provisions of this Section 1.6(b)(iii).

(iv)           At any meeting held for the purpose of electing directors at which the holders of Series C Preferred Stock shall have the right to elect directors as provided in this Section 1.6(b), the presence in person or by proxy of the holders of a majority of the then outstanding shares of Series C Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of directors by such class. At any such meeting or adjournment thereof, (x) the absence of a quorum of the holders of Series C Preferred Stock shall not prevent the election of directors other than the directors to be elected by the holders of Series C Preferred Stock, and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of the directors to be elected by the holders of Series C Preferred Stock, and  (y) in the absence of a quorum of the holders of Series C Preferred Stock, a majority of the holders of Series C Preferred Stock present in person or by proxy shall have the power to adjourn the meeting for the election of directors which such holders are entitled to elect, from time to time, without notice (except as required by law) other than announcement at the meeting, until a quorum shall be present.

(v)           Except as provided in Section 1.6(b)(viii) hereof, the term of office of any director elected by the holders of Series C Preferred Stock pursuant to Section 1.6(b)(i) hereof in office at any time shall terminate upon the election of his or her successor at the annual meeting of stockholders held for the purpose of electing directors to the class of directors to which such director belongs.

(vi)           In case of a vacancy occurring in the office of any director so elected pursuant to Section 1.6(b)(i) hereof, the holders of a majority of the Series C Preferred Stock then outstanding may, at a special meeting of the holders or by written consent as provided above, elect a successor to hold office for the unexpired term of such director.

(vii)           At any annual or special meeting held for the purpose of allowing the holders of the Series C Preferred Stock to take any action pursuant to this Certificate of Designations and where a majority of the then outstanding shares of Series C Preferred Stock are present in person or by proxy, the affirmative vote of the holders present in person or by proxy at such meeting shall be sufficient for such action to have received the approval of the holders of the Series C Preferred Stock.

1.7  Liquidation. In the event of a liquidation of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the Conversion Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other

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classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

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Exhibit B

SUITABILITY LETTER

TO:           Transax International Limited (“TNSX”)

I make the following representations with the intent that they may be relied on by TNSX (the “Company”), in determining my suitability as a purchaser of securities of the Company (the “Shares”).

1.           I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2.           I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in Regulation D) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

3.           I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.           The undersigned and the purchaser representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5.           I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.           Instructions:  Complete either (a) or (b) below, as applicable:

(a)           FOR ACCREDITED INVESTORS.  I confirm that I am an “accredited investor” as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as checked below:

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(i)           Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

o           Yes           o           No

(ii)           Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

o           Yes           o           No

(iii)           Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

o           Yes           o           No

(iv)           Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

o           Yes           o           No

(v)           Any natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000;

o           Yes           o           No

For purposes of category (v), the term “net worth” means the excess of total assets over total liabilities.  In computing net worth for the purposes of category (v) above, the undersigned’s principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

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(vi)           Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

o           Yes           o           No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)           Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

o           Yes           o           No

(viii)           Any entity in which all of the equity owners are accredited investors.

o           Yes           o           No

(b)           FOR NONACCREDITED INVESTORS.  I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)           My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

(ii)           My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

o           Yes           o           No

(iii)           Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

o           Yes           o   No
7.

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I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.           I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future.  I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.           I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.           I will hold title to my interest as follows:

o           Community Property                                                      o           Separate Property
o           Joint Tenants, with Right                                           o           Tenants in Common
of Survivorship
o           Other (Single Person, Trust, Etc.,
Please Indicate.)

11.           I am a bona fide resident of the state of __________.  The address below is my true and correct principal residence.
DATED this ____ day of December, 2011.

Name (Please Print)                                                                           Name of Joint Subscriber, If Any

Signature                                                                           Signature

Street Address Street Address

City, State, and Zip Code                                                                           City, State, and Zip Code

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Exhibit C

INVESTMENT LETTER

Transax International Limited

Re:           Purchase of shares of Common Stock of TNSX

Gentlemen:

In connection with the acquisition by the undersigned of shares of Transax International Limited’s Common Stock (the “Securities”), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the “Securities Act”), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an “underwriter” within the meaning of the Securities Act.  It is understood that the definition of an “underwriter” focuses on the concept of “distribution” and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions.  Generally, the term “distribution” is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising.  Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act.  After one year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with rule 144(d), sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule.  After two year from the date the Securities are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

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Transax International Limited

Page Two

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer’s registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the Common Stock composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with Rule 144 unless the undersigned furnishes the issuer with a “no-action” or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein.  The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee’s representations are not accurate.
Very truly yours,

Dated:
(Subscriber)

(Joint Subscriber)

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Exhibit 10.36

BILL OF SALE AND ASSIGNMENT

This BILL OF SALE AND ASSIGNMENT (the “Bill of Sale”), dated this 30 day of December, 2011, is from Stephen Walters (the “Seller”) to China Direct Investments, Inc., a Florida corporation (the “Buyer”).

NOW, THEREFORE, in consideration of Buyer’s payment of $75,000.00 (Seventy Five Thousand Dollars) to Seller and such other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties hereto hereby agree as follows.

1.           The Seller hereby sells, grants, conveys, assigns, transfers and delivers to Buyer all of Seller’s right, title, and interest in and to the debt of Transax International Limited, a Colorado corporation (the “Company”) owed to the Seller in the amount of $538,312.89 (the “Company Debt”), free and clear of all liens, mortgages, pledges, options, claims, security interests, conditional sales contracts, title defects, encumbrances, charges and other restrictions of every kind (collectively, the “Liens”).  Such sale, transfer, conveyance and assignment shall be effective on the date hereof (the “Effective Date”).  Seller hereby acknowledges and agrees that the Company is indebted to Seller and Carlingford Investments Limited (“CIL”) in the total amount of $811,786.39 which is comprised of the amounts set forth in Schedule A (the ?癟otal Company Debt”) and such amount represents the total indebtedness owed by the Company to Seller, CIL and any other entity that is an affiliate of Seller or CIL.

2.           The Seller covenants and agrees that in the event that (i) the Company Debt or other rights covered in this Bill of Sale cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not as of the date hereof been given or obtained, or (ii) the Company Debt or rights are non-assignable by their nature and will not pass by this Bill of Sale, the beneficial interest in and to the same will in any event pass to the Buyer, as the case may be; and the Seller covenants and agrees (a) to hold, and hereby declares that it holds the Company Debt or rights in trust for, and for the benefit of, the Buyer, (b) to cooperate with the Buyer in the Buyer’s efforts to obtain and to secure such consent and give such notice as may be required to effect a valid transfer or transfers of such Company Debt or rights, (c) to cooperate with the Buyer in any reasonable interim arrangement to secure for the Buyer the practical benefits of such Company Debt pending the receipt of the necessary consent or approval, and (d) to make or complete such transfer or transfers as soon as reasonably possible.

3.           The Seller further agrees that it will at any time and from time to time, at the request of the Buyer, execute and deliver to the Buyer any and all other and further instruments and perform any and all further acts reasonably necessary to vest in the Buyer the right, title and interest in or to any of the Company Debt which this instrument purports to transfer to the Buyer.

4.           Any individual, partnership, corporation or other entity may rely, without further inquiry, upon the powers and rights herein granted to the Buyer and upon any notarization, certification, verification or affidavit by any notary public of any state relating to the authorization, execution and delivery of this Bill of Sale or to the authenticity of any copy, conformed or otherwise, hereof.

5.           All of the terms and provisions of this Bill of Sale will be binding upon the Seller and its successors and assigns and will inure to the benefit of the Buyer and its successors and assigns.

6.           This Agreement shall be governed by the laws of the State of Florida, without regard to conflicts of law principles thereunder.

7.           This Bill of Sale is being delivered in connection with the Debt Exchange Agreement dated December 30, 2011 entered into among the Seller, the Buyer and the Company (the “Debt Exchange Agreement”) and completion of the transaction contemplated by this Bill of Sale is made subject to the simultaneous completion of the transaction contemplated by the Debt Exchange Agreement.

8.           This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties has caused this Bill of Sale and Assignment to be executed as of the date and year first set forth above.

SELLER

/s/ Stephen Walters
Stephen Walters

CHINA DIRECT INVESTMENTS, INC.

By:           /s/ James Wang
Name:           James Wang
Title:                                 President

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Schedule A

Liabilities of TNSX Owed to Stephens and Carlingford Investments Limited

Party Name/Description	Amount (U.S. $)
Stephen Walters - Accounts payable and accrued expenses	560,245.00
Stephen Walters – Loans (principal and interest)	100,231.81
Carlingford Investments Limited – Convertible Loan	151,309.58
Total	$811,786.39

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Exhibit 10.37

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (the “Agreement”) is made this 30 day of December 2011 among China Direct Investments, Inc., a Florida corporation, (the “Debt Holder”), Transax International Limited, a Colorado corporation (the “Company”) and Stephen Walters.

W I T N E S S E T H:

WHEREAS, Debt Holder owns and holds debt of the Company in the amount of $538,312.89 (the “Exchange Debt”) which it acquired from Stephen Walters (“Walters”) pursuant to the Bill of Sale and Assignment dated as of the date of this Agreement; and

WHEREAS, the Company desires to exchange an aggregate of 520,010 shares of its Series B Convertible Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions set forth in this Agreement; and

WHEREAS, the Debt Holder desires to exchange the Exchange Debt for the Series B Preferred Stock on the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Debt Holder, the Company and Walters hereby agree as follows:

1.                 Incorporation by reference.  The above recitals are herein incorporated by reference.

2.                 Exchange. The Company shall exchange an aggregate of 520,010 shares of its Series B Convertible Series B Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions of this Agreement.

3.                 Rights and Preferences of the Series B Preferred Stock.  The terms and conditions of the Series B Preferred Stock are set forth in the form of certificate of designation of such series of preferred stock included in Schedule A (the “Certificate of Designations”).

4.                 Delivery of Series B Preferred Stock.  Within 30 days after the Closing Date, as hereinafter defined, the Company shall deliver to the Debt Holder or their designees, the Series B Preferred Stock.

5.                 Closing and Conditions to Close.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on or before December 31, 2011 (the “Closing Date”) upon completion of the following conditions:

a. Each of the holders of the Company’s debt listed on Schedule A shall have entered into a Debt Exchange Agreement on terms and conditions substantially the same as the terms and conditions of this Agreement to the satisfaction of the Debt Holder.

6.   Representations and Warranties of the Debt Holder.

a.                      Good Title to the Exchange Debt.  The Debt Holder has good and marketable title to the Exchange Debt, free and clear of all liens, pledges, options, claims, title defects, encumbrances, charges and other restrictions of every kind (collectively, the “Liens”).  There are no unpaid taxes or other matters which are or could become a Lien on the Exchange Debt.

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b.           The Debt Holder is experienced and sophisticated investors, able to fend for itself in the transactions contemplated by this Agreement, and have such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the Series B Preferred Stock.

7.  Representations and Warranties of the Company and Walters.

As an inducement to, and to obtain the reliance of CDII, TNSX and Walters represent and warrant, as of the date hereof and as of the Closing Date, as follows:

                             (a) Organization
.  TNSX is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of TNSX’s certificate of incorporation or bylaws.  TNSX has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and TNSX has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

(b)  Capitalization
.  TNSX’s authorized capitalization consists of (a) 100,000,000 shares of common stock, par value $0.00001 per share (“TNSX Common Stock”), of which 96,078,960 shares are issued and outstanding, and (b) 20,000,000 shares of preferred stock, no par value per share, none of which are issued and outstanding.  All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

(c)  Financial Statements and Liabilities.

(i) Included in the TNSX SEC Reports are (i) the audited balance sheets of TNSX as of December 31, 2010 and December 31, 2009 and the related audited statements of operations, stockholders’ equity and cash flows for December 31, 2010 together with the notes to such statements and the opinion of MSPC Certified Public Accountants and Advisors independent registered public accountants with respect to such opinion.

(ii) Included in the TNSX SEC Reports are: (i) unaudited balance sheets of September 30, 2011 and the related unaudited statements of operations, stockholders’ equity and cash flows for the quarters ended on such dates and all such financial statements.

(iii)  All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The TNSX balance sheets are true and accurate and present fairly as of their respective dates the financial condition of TNSX.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, TNSX had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of TNSX, in accordance with generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

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(iv)  TNSX has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable. TNSX has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof.  Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.  In addition, all such tax returns are correct and complete in all material respects.  All taxes of TNSX which are (i) shown as due on such tax returns, (ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the Financial Statements in accordance with GAAP.  There are no liens for any taxes upon the assets of TNSX, other than statutory liens for taxes not yet due and payable.  TNSX does not know of any proposed or threatened tax claims or assessments.

(v)  The books and records, financial and otherwise, of TNSX are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices and all of TNSX’s assets are reflected on its financial statements, and, except as set forth in the financial statements of TNSX or the notes thereto, TNSX has no liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

(vi) Attached hereto as Schedule A is list of all liabilities of TNSX as of the date hereof which amount includes the Exchange Debt as part of the debt TNSX owes Walters.

(d) Information
.  The information concerning TNSX set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, TNSX has fully disclosed in writing to CDII (through this Agreement) all information relating to matters involving TNSX or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $1,000 liability, or (ii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on TNSX, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

                             (e) Options or Warrants
.  There are no options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by TNSX relating to the issued or unissued capital stock of TNSX (including, without limitation, rights the value of which is determined with reference to the capital stock or other securities of TNSX) or obligating TNSX to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, TNSX.  There are no outstanding contractual obligations of TNSX to repurchase, redeem or otherwise acquire any shares of TNSX Common Stock of TNSX or to pay any dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

(f) Absence of Certain Changes or Events
.  Since the date of the most recent TNSX balance sheet included in the TNSX SEC Reports:

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(i) except as reflected in a TNSX SEC Report, TNSX has not (i) amended its certificate of incorporation or bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of TNSX; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or  (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;
TNSX has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent TNSX balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of TNSX; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and
to its knowledge, TNSX has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of TNSX.

                             (g) Litigation and Proceedings
.  There are no actions, suits, proceedings or investigations pending or, to the knowledge of TNSX after reasonable investigation, threatened by or against TNSX or affecting TNSX or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in the TNSX financial statements.  TNSX has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

(h) Contracts. TNSX is not a party to, and its assets, products, technology and properties are not bound by, any leases, contract, franchise, license agreement, agreement, debt instrument, obligation, arrangement, understanding or other commitments whether such agreement is in writing or oral (“Contracts”).

TNSX is not a party to or bound by, and the properties of TNSX are not subject to any Contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award; and TNSX is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of TNSX.

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                             (i) No Conflict With Other Instruments
.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which TNSX is a party or to which any of its assets, properties or operations are subject.

(j) Compliance With Laws and Regulations
.  TNSX has complied with all United States federal, state or local or any applicable foreign statute, law, rule, regulation, ordinance, code, order, judgment, decree or any other applicable requirement or rule of law (a “Law”) applicable to TNSX and the operation of its business.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

(k) Approval of Agreement
.  The Board of Directors of TNSX has authorized the execution and delivery of this Agreement by TNSX and has approved this Agreement and the transactions contemplated hereby.

                             (l) Material Transactions or Affiliations
.  Except as disclosed in the TNSX SEC Reports, there exists no contract, agreement or arrangement between TNSX and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by TNSX to own beneficially, 5% or more of the issued and outstanding common stock of TNSX and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof.  Neither any officer, director, nor 5% Shareholders of TNSX has, or has had since inception of TNSX, any known interest, direct or indirect, in any such transaction with TNSX which was material to the business of TNSX.  TNSX has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

(m) Valid Obligation.
  This Agreement and all agreements and other documents executed by TNSX in connection herewith constitute the valid and binding obligation of TNSX, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

(n) SEC Filings; Financial Statements.

(i) TNSX has made available to CDII a correct and complete copy, or there has been available on EDGAR, copies of each report, registration statement and definitive proxy statement filed by TNSX with the SEC since its initial filing on October 27, 1999 (the “TNSX SEC Reports”), which are all the forms, reports and documents filed by TNSX with the SEC from October 27, 1999 to the date of this Agreement. As of their respective dates, the TNSX SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such TNSX SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(ii)  Each set of financial statements (including, in each case, any related notes thereto) contained in the TNSX SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each fairly presents in all material respects the financial position of TNSX at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect taken as a whole.

                             (o) Over-the-Counter Quotation.
 TNSX Common Stock is quoted on the U.S. reporting company marketplace (“OTCQB”). There is no action or proceeding pending or, to TNSX’s knowledge, threatened against TNSX by OTC Markets Group, Inc. with respect to any intention by such entity to prohibit or terminate the quotation of TNSX Common Stock on the OTCQB.

                             (p) Exchange Act Compliance.
  TNSX is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the shares of TNSX Common Stock have been registered under Section 12(g) of the Exchange Act, and TNSX is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act.

(q) Indemnification. TNSX and Walters agree to indemnify and hold harmless CDII and each of the officers, agents, and directors of CDII (the “CDII Indemnitees”) against any Liabilities incurred or suffered by the CDII Indemnitees.  For this purpose, “Liabilities” shall mean all suits, proceedings, claims, expenses, losses, costs, liabilities, judgments, deficiencies, assessments, actions, investigations, penalties, fines, settlements, interest and damages (including reasonable attorneys' fees and expenses), whether suit is  instituted or not and, if instituted, whether at any trial or appellate level, and whether raised by the parties hereto or a third party, incurred or suffered by the CDII Indemnitees or any of them arising from, in connection with or as a result of (a) any false or inaccurate representation or warranty made by or on behalf of TNSX in or pursuant to this Agreement; (b) any default or breach in the performance of any of the covenants or agreements made by TNSX in or pursuant to this Agreement; (c) any obligation or liability of TNSX which is not included in TNSX’s Financial Statements; and (d) any Liabilities arising out of the claims of creditors of TNSX or any party claiming by, through or under such creditor, including, but not limited to, any bankruptcy trustee or debtor-in-possession.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for two years following the Closing.

8.           Miscellaneous.

A.           Assurances.  All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

B.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.  It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

C.           Amendment.  This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

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D.           Choice of Law.  This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Colorado. Jurisdiction for any litigation related to this Agreement shall be in Broward County, Florida.

E.           Effect of Waiver.  The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same.  The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

F.           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

G.           Enforcement.  Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.  Venue for any such action, in addition to any other venue permitted by statute, will be in Broward County, Florida.

H.           Binding Nature.  This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

I.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

J.           Construction.  This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on day and year first above written.

Company: Transax International Limited By: /s/ Stephen Walters Name: Stephen Walters Title: President and CEO	Debt Holder: China Direct Investments, Inc. By: /s/ James Wang Name: James Wang Title: President

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 Schedule A
Certificate of Designations Series B Preferred Stock

1.1           Automatic Conversion.  Immediately following the date on which the Company shall have filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Colorado increasing the number of its authorized shares of the Company’s Common Stock, $0.00001 par value (the “Common Stock”) or upon completion of a reverse stock split so that there are a sufficient number of shares of the Common Stock to permit a full conversion of the Series B Preferred Stock into shares of Common Stock based upon the Conversion Price (as hereinafter defined) (the “Conversion Condition”), all amounts due hereunder shall automatically convert into shares of Common Stock at the Conversion Price without any action of the Holder.  Promptly thereafter, the Company shall issue to the Holder a certificate representing the number of shares of Common Stock issued pursuant to such automatic conversion of the Series B Preferred Stock as determined in accordance herewith.

1.2           Conversion Price; Number of Shares.  The number of shares of Common Stock to be issued upon conversion of the Series B Preferred Stock shall be determined by multiplying (i) the number of shares of the Series B Preferred Stock by (ii) one (1) share of Common Stock after giving effect to an anticipated 700 for 1 reverse stock split of the Common Stock (the “Conversion Price”), subject to further adjustment from time to time upon the happening of certain events as set forth below.

1.3           Stock Dividends.  If the Company, at any time while the Series B Preferred Stock is outstanding, shall pay a dividend in shares of, or make other distribution of shares of the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

1.4           Consolidation or Merger.  At any time while the Series B Preferred Stock remains outstanding, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series B Preferred Stock providing that the Holder of the Series B Preferred Stock shall have the right to exercise such new Series B Preferred Stock (upon terms not less favorable to the holder than those then applicable to the Series B Preferred Stock) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Series B Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Series B Preferred Stock had the Series B Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer. Such new Series B Preferred Stock shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section 1.4 shall similarly apply to successive consolidations, mergers, sales and transfers.

1.5           Restrictions on Shares.  The Series B Preferred Stock has been issued by the Company pursuant to the exemption from registration under the Act.  The shares of Common Stock issuable upon

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conversion of the Series B Preferred Stock may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Each certificate shares of Common Stock issuable upon conversion of the Series B Preferred Stock that have not been so registered and that has not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS:

1.6  Liquidation. In the event of a liquidation of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the Conversion Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

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Exhibit 10.38

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (the “Agreement”) is made this 30 day of December 2011 among Stephen Walters (the “Debt Holder”) and Transax International Limited, a Colorado corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Debt Holder owns and holds debt of the Company in the amount of $122,163.92   (the “Exchange Debt”) as more fully described on Schedule A; and

WHEREAS, the Company desires to exchange an aggregate of  118,010 shares of its Series B Convertible Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions set forth in this Agreement; and

WHEREAS, the Debt Holder desires to exchange the Exchange Debt for the Series B Preferred Stock on the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Debt Holder, the Company and Walters hereby agree as follows:

1.      Incorporation by reference.  The above recitals are herein incorporated by reference.

2.      Exchange. The Company shall exchange an aggregate of 118,010 shares of its Series B Convertible Series B Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions of this Agreement.

3.      Rights and Preferences of the Series B Preferred Stock.  The terms and conditions of the Series B Preferred Stock are set forth in the form of certificate of designation of such series of preferred stock included in Schedule B (the “Certificate of Designations”).

4.      Delivery of Series B Preferred Stock.  Within 30 days after the Closing Date, as hereinafter defined, the Company shall deliver to the Debt Holder or their designees, the Series B Preferred Stock.

5.      Closing and Conditions to Close.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on or before December 31, 2011 (the “Closing Date”).

6.   Representations and Warranties of the Debt Holder.

a.           Good Title to the Exchange Debt.  The Debt Holder has good and marketable title to the Exchange Debt, free and clear of all liens, pledges, options, claims, title defects, encumbrances, charges and other restrictions of every kind (collectively, the “Liens”).  There are no unpaid taxes or other matters which are or could become a Lien on the Exchange Debt.

b. The amount of the Exchange Debt represents the total indebtedness owed by the Company to the Debt Holder.

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b.           The Debt Holders are experienced and sophisticated investors, able to fend for themselves in the transactions contemplated by this Agreement, and have such knowledge and experience in financial and business matters that are capable of evaluating the risks and merits of acquiring the Series B Preferred Stock.

7.           Miscellaneous.

A.           Assurances.  All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

B.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.  It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

C.           Amendment.  This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

D.           Choice of Law.  This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Colorado. Jurisdiction for any litigation related to this Agreement shall be in Broward County, Florida.

E.           Effect of Waiver.  The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same.  The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

F.           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

G.           Enforcement.  Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.  Venue for any such action, in addition to any other venue permitted by statute, will be in Broward County, Florida.

H.           Binding Nature.  This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

I.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

J.           Construction.  This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

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IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on day and year first above written.

Company: Transax International Limited By: /s/ Stephen Walters Name: Stephen Walters Title: President and CEO	Debt Holder: Stephen Walters By: /s/ Stephen Walters Name: Stephen Walters Title:

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Schedule A
Description of Exchange Debt

Party Name/Description	Amount (U.S. $)
Stephen Walters - Accounts payable and accrued expenses	560,245.00
Stephen Walters – Loans (principal and interest)	100,231.81
Less amounts assigned to China Direct Investments, Inc.	(538,312.89)
Net Exchange Debt	$122,163.92

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Schedule B
Certificate of Designations Series B Preferred Stock

1.1           Automatic Conversion.  Immediately following the date on which the Company shall have filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Colorado increasing the number of its authorized shares of the Company’s Common Stock, $0.00001 par value (the “Common Stock”) or upon completion of a reverse stock split so that there are a sufficient number of shares of the Common Stock to permit a full conversion of the Series B Preferred Stock into shares of Common Stock based upon the Conversion Price (as hereinafter defined) (the “Conversion Condition”), all amounts due hereunder shall automatically convert into shares of Common Stock at the Conversion Price without any action of the Holder.  Promptly thereafter, the Company shall issue to the Holder a certificate representing the number of shares of Common Stock issued pursuant to such automatic conversion of the Series B Preferred Stock as determined in accordance herewith.

1.2           Conversion Price; Number of Shares.  The number of shares of Common Stock to be issued upon conversion of the Series B Preferred Stock shall be determined by multiplying (i) the number of shares of the Series B Preferred Stock by (ii) one (1) share of Common Stock after giving effect to an anticipated 700 for 1 reverse stock split of the Common Stock (the “Conversion Price”), subject to further adjustment from time to time upon the happening of certain events as set forth below.

1.3           Stock Dividends.  If the Company, at any time while the Series B Preferred Stock is outstanding, shall pay a dividend in shares of, or make other distribution of shares of the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

1.4           Consolidation or Merger.  At any time while the Series B Preferred Stock remains outstanding, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series B Preferred Stock providing that the Holder of the Series B Preferred Stock shall have the right to exercise such new Series B Preferred Stock (upon terms not less favorable to the holder than those then applicable to the Series B Preferred Stock) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Series B Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Series B Preferred Stock had the Series B Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer. Such new Series B Preferred Stock shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section 1.4 shall similarly apply to successive consolidations, mergers, sales and transfers.

1.5           Restrictions on Shares.  The Series B Preferred Stock has been issued by the Company pursuant to the exemption from registration under the Act.  The shares of Common Stock issuable upon

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conversion of the Series B Preferred Stock may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Each certificate shares of Common Stock issuable upon conversion of the Series B Preferred Stock that have not been so registered and that has not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS:

1.6  Liquidation. In the event of a liquidation of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the Conversion Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

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Exhibit 10.39

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (the “Agreement”) is made this 30 day of December 2011 among Carlingford Investments Limited,   (the “Debt Holder”) and Transax International Limited, a Colorado corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Debt Holder owns and holds debt of the Company in the amount of $151,309.58   (the “Exchange Debt”); and

WHEREAS, the Company desires to exchange an aggregate of  146,165 shares of its Series B Convertible Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions set forth in this Agreement; and

WHEREAS, the Debt Holder desires to exchange the Exchange Debt for the Series B Preferred Stock on the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Debt Holder, the Company and Walters hereby agree as follows:

1.                 Incorporation by reference.  The above recitals are herein incorporated by reference.

2.                 Exchange. The Company shall exchange an aggregate of 146,165 shares of its Series B Convertible Series B Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions of this Agreement.

3.                 Rights and Preferences of the Series B Preferred Stock.  The terms and conditions of the Series B Preferred Stock are set forth in the form of certificate of designation of such series of preferred stock included in Schedule A (the “Certificate of Designations”).

4.                 Delivery of Series B Preferred Stock.  Within 30 days after the Closing Date, as hereinafter defined, the Company shall deliver to the Debt Holder or their designees, the Series B Preferred Stock.

5.                 Closing and Conditions to Close.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on or before December 31, 2011 (the “Closing Date”).

6.   Representations and Warranties of the Debt Holder.

a.                      Good Title to the Exchange Debt.  The Debt Holder has good and marketable title to the Exchange Debt, free and clear of all liens, pledges, options, claims, title defects, encumbrances, charges and other restrictions of every kind (collectively, the “Liens”).  There are no unpaid taxes or other matters which are or could become a Lien on the Exchange Debt.

b. The amount of the Exchange Debt represents the total indebtedness owed by the Company to the Debt Holder.

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b.           The Debt Holders are experienced and sophisticated investors, able to fend for themselves in the transactions contemplated by this Agreement, and have such knowledge and experience in financial and business matters that are capable of evaluating the risks and merits of acquiring the Series B Preferred Stock.

7.           Miscellaneous.

A.           Assurances.  All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

B.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.  It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

C.           Amendment.  This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

D.           Choice of Law.  This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Colorado. Jurisdiction for any litigation related to this Agreement shall be in Broward County, Florida.

E.           Effect of Waiver.  The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same.  The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

F.           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

G.           Enforcement.  Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.  Venue for any such action, in addition to any other venue permitted by statute, will be in Broward County, Florida.

H.           Binding Nature.  This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

I.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

J.           Construction.  This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

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IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on day and year first above written.

Company: Transax International Limited By: /s/ Stephen Walters Name: Stephen Walters Title: President and CEO	Debt Holder: Carlingford Investments Limited By: /s/ Stephen Walters Name: Stephen Walters Title: Principle

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 Schedule A
Certificate of Designations Series B Preferred Stock

1.1           Automatic Conversion.  Immediately following the date on which the Company shall have filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Colorado increasing the number of its authorized shares of the Company’s Common Stock, $0.00001 par value (the “Common Stock”) or upon completion of a reverse stock split so that there are a sufficient number of shares of the Common Stock to permit a full conversion of the Series B Preferred Stock into shares of Common Stock based upon the Conversion Price (as hereinafter defined) (the “Conversion Condition”), all amounts due hereunder shall automatically convert into shares of Common Stock at the Conversion Price without any action of the Holder.  Promptly thereafter, the Company shall issue to the Holder a certificate representing the number of shares of Common Stock issued pursuant to such automatic conversion of the Series B Preferred Stock as determined in accordance herewith.

1.2           Conversion Price; Number of Shares.  The number of shares of Common Stock to be issued upon conversion of the Series B Preferred Stock shall be determined by multiplying (i) the number of shares of the Series B Preferred Stock by (ii) one (1) share of Common Stock after giving effect to an anticipated 700 for 1 reverse stock split of the Common Stock (the “Conversion Price”), subject to further adjustment from time to time upon the happening of certain events as set forth below.

1.3           Stock Dividends.  If the Company, at any time while the Series B Preferred Stock is outstanding, shall pay a dividend in shares of, or make other distribution of shares of the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

1.4           Consolidation or Merger.  At any time while the Series B Preferred Stock remains outstanding, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series B Preferred Stock providing that the Holder of the Series B Preferred Stock shall have the right to exercise such new Series B Preferred Stock (upon terms not less favorable to the holder than those then applicable to the Series B Preferred Stock) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Series B Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Series B Preferred Stock had the Series B Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer. Such new Series B Preferred Stock shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section 1.4 shall similarly apply to successive consolidations, mergers, sales and transfers.

1.5           Restrictions on Shares.  The Series B Preferred Stock has been issued by the Company pursuant to the exemption from registration under the Act.  The shares of Common Stock issuable upon

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conversion of the Series B Preferred Stock may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Each certificate shares of Common Stock issuable upon conversion of the Series B Preferred Stock that have not been so registered and that has not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS:

1.6  Liquidation. In the event of a liquidation of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the Conversion Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

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Exhibit 10.40

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (the “Agreement”) is made this 30 day of December 2011 among CFO Oncall, Inc.,   (the “Debt Holder”) and Transax International Limited, a Colorado corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, Debt Holder owns and holds debt of the Company in the amount of $37,092.00   (the “Exchange Debt”); and

WHEREAS, the Company desires to exchange an aggregate of  35,831 shares of its Series B Convertible Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions set forth in this Agreement; and

WHEREAS, the Debt Holder desires to exchange the Exchange Debt for the Series B Preferred Stock on the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Debt Holder, the Company and Walters hereby agree as follows:

1.      Incorporation by reference.  The above recitals are herein incorporated by reference.

2.      Exchange. The Company shall exchange an aggregate of 35,831 shares of its Series B Convertible Series B Preferred Stock (the “Series B Preferred Stock”) for the Exchange Debt on the terms and conditions of this Agreement.

3.      Rights and Preferences of the Series B Preferred Stock.  The terms and conditions of the Series B Preferred Stock are set forth in the form of certificate of designation of such series of preferred stock included in Schedule A (the “Certificate of Designations”).

4.      Delivery of Series B Preferred Stock.  Within 30 days after the Closing Date, as hereinafter defined, the Company shall deliver to the Debt Holder or their designees, the Series B Preferred Stock.

5.      Closing and Conditions to Close.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on or before December 31, 2011 (the “Closing Date”).

6.   Representations and Warranties of the Debt Holder.

a.           Good Title to the Exchange Debt.  The Debt Holder has good and marketable title to the Exchange Debt, free and clear of all liens, pledges, options, claims, title defects, encumbrances, charges and other restrictions of every kind (collectively, the “Liens”).  There are no unpaid taxes or other matters which are or could become a Lien on the Exchange Debt.

b. The amount of the Exchange Debt represents the total indebtedness owed by the Company to the Debt Holder.

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b.           The Debt Holders are experienced and sophisticated investors, able to fend for themselves in the transactions contemplated by this Agreement, and have such knowledge and experience in financial and business matters that are capable of evaluating the risks and merits of acquiring the Series B Preferred Stock.

7.           Miscellaneous.

A.           Assurances.  All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

B.           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.  It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

C.           Amendment.  This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

D.           Choice of Law.  This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Colorado. Jurisdiction for any litigation related to this Agreement shall be in Broward County, Florida.

E.           Effect of Waiver.  The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same.  The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

F.           Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

G.           Enforcement.  Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.  Venue for any such action, in addition to any other venue permitted by statute, will be in Broward County, Florida.

H.           Binding Nature.  This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

I.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

J.           Construction.  This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

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IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on day and year first above written.

Company: Transax International Limited By: /s/ Stephen Walters Name: Stephen Walters Title: President and CEO	Debt Holder: CFO Oncall, Inc. By: /s/ Adam Wasserman Name: Adam Wasserman Title: CEO

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 Schedule A
Certificate of Designations Series B Preferred Stock

1.1           Automatic Conversion.  Immediately following the date on which the Company shall have filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Colorado increasing the number of its authorized shares of the Company’s Common Stock, $0.00001 par value (the “Common Stock”) or upon completion of a reverse stock split so that there are a sufficient number of shares of the Common Stock to permit a full conversion of the Series B Preferred Stock into shares of Common Stock based upon the Conversion Price (as hereinafter defined) (the “Conversion Condition”), all amounts due hereunder shall automatically convert into shares of Common Stock at the Conversion Price without any action of the Holder.  Promptly thereafter, the Company shall issue to the Holder a certificate representing the number of shares of Common Stock issued pursuant to such automatic conversion of the Series B Preferred Stock as determined in accordance herewith.

1.2           Conversion Price; Number of Shares.  The number of shares of Common Stock to be issued upon conversion of the Series B Preferred Stock shall be determined by multiplying (i) the number of shares of the Series B Preferred Stock by (ii) one (1) share of Common Stock after giving effect to an anticipated 700 for 1 reverse stock split of the Common Stock (the “Conversion Price”), subject to further adjustment from time to time upon the happening of certain events as set forth below.

1.3           Stock Dividends.  If the Company, at any time while the Series B Preferred Stock is outstanding, shall pay a dividend in shares of, or make other distribution of shares of the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

1.4           Consolidation or Merger.  At any time while the Series B Preferred Stock remains outstanding, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series B Preferred Stock providing that the Holder of the Series B Preferred Stock shall have the right to exercise such new Series B Preferred Stock (upon terms not less favorable to the holder than those then applicable to the Series B Preferred Stock) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Series B Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Series B Preferred Stock had the Series B Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer. Such new Series B Preferred Stock shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section 1.4 shall similarly apply to successive consolidations, mergers, sales and transfers.

1.5           Restrictions on Shares.  The Series B Preferred Stock has been issued by the Company pursuant to the exemption from registration under the Act.  The shares of Common Stock issuable upon

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conversion of the Series B Preferred Stock may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Each certificate shares of Common Stock issuable upon conversion of the Series B Preferred Stock that have not been so registered and that has not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS:

1.6  Liquidation. In the event of a liquidation of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the Conversion Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

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Exhibit 10.41

CONSULTING AGREEMENT

This Consulting Agreement (“Agreement”) is made as of this 30 day of December, 2011 by and between Transax International Limited., a Colorado corporation (“TNSX” or “Client”), and China Direct Investments, Inc., a Florida company, and Capital One Resource Co., Ltd., a Brunei company (collectively the “Consultants”).  Client and Consultants may collectively be referred to as the “Parties”.

W I T N E S S E T H:

            WHEREAS, Client desires to engage the services of Consultants to provide Client with the services as more fully set forth in this Agreement; and

 WHEREAS, Consultants are desirous of performing such services on behalf of Client.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties hereto agree as follows:

1.
Consulting Services.  Upon the terms and subject to the conditions contained in this Agreement, Consultants hereby agrees that it shall, during the term of this Agreement, undertake the performance of the following services (the “Services”):

a)
Identify companies for possible acquisition, merger or combination with an operating entity (“target companies”) and perform business due diligence,  coordinate accounting and legal due diligence related to such target companies; Familiarize itself, to the extent appropriate and feasible, with the business, operations, properties, financial condition, management and prospects of the target companies;

b)	Identify, evaluate, structure and provide advice in connection with potential acquisitions, mergers or combinations with target companies;

c)
Consultants shall coordinate the preparation of all required documentation to complete the acquisition of a target company including a 700 for 1 reverse stock split of the Client’s common stock, $0.00001 par value, and the filing of all required public disclosures as required by the Securities and Exchange Commission to complete such transaction; and

d)	Provide such other services upon which the Parties may mutually agree.

2.	Term. The term of this Agreement shall be for a period of 180 days from the date hereof.

3.
Consulting Fees. Client shall pay Consultants for providing the Services by paying the Consultants the following (the “Consulting Fees”):  2,542,743 shares of Client’s series B preferred stock  (the “Series B Preferred Stock”) at the closing of the acquisition transaction, and each  preferred share shall be convertible into 1  share of the Client’s common stock after giving effect to a proposed 700 to 1 reverse stock split that is contemplated in connection with such transaction (the “Stock Compensation”).  The terms and conditions of the Series B Preferred Stock are set forth in the form of certificate of designation of such series of preferred stock included in Schedule A (the “Certificate of Designations”).

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4.
The Stock Compensation shall be deemed fully earned by Consultants upon the closing of the acquisition of a target company.  The Consulting Fees shall be allocated between the Consultants as follows: Capital One Resources Co, Ltd. 33.3% and China Direct Investments, Inc. 66.7%.

5.	INTENTIONALLY DELETED.

6.
Warranties. Consultants warrant that the Services to be provided under this Agreement shall be performed by qualified personnel in a professional manner employing reasonable commercial efforts.  This warranty shall be valid for a period of thirty (30) days from the performance of the Services.  Except as specifically provided in this Section 4, Consultants disclaims any and all other warranties with respect to the services provided hereunder, including without limitation any implied warranty of merchantability or fitness for a particular purpose. Consultants do not warrant the results of any services. In addition, Client acknowledges and agrees that Consultants is not engaged in the practice of law or the provision of legal services, and that Client alone is completely and independently responsible for compliance with all state, federal and international laws applicable to Client and the operation of its business.  Consultants’ entire liability to Client (or any other person or entity) for any loss or damages resulting from any breach of this Agreement, claims, demands or actions arising out of or relating to the Services, whether in contract, tort (including negligence) or otherwise, shall not exceed the sum of $5,000.  In no event will Consultants or their affiliates be liable for any damages caused by the Client's action or inaction, or for any indirect, incidental, consequential, special, punitive or exemplary damages or lost profits, including, but not limited to, damages for loss of business profits, business interruption, loss of business information, data, goodwill or other pecuniary loss arising from Consultant’s failure to provide the Services even if Consultants have been advised of the possibility of such damages.

7.
Indemnification.  Client agrees to indemnify and hold the Consultants and its subsidiaries and their respective officers, directors, employees and agents and (collectively, the “Consultant Indemnitees”) harmless from all Consultant Indemnified Liabilities.  For this purpose, “Consultant Indemnified Liabilities” shall mean all suits, proceedings, claims, expenses, losses, costs, liabilities, judgments, deficiencies, assessments, actions, investigations, penalties, fines, settlements, interest and damages (including reasonable attorneys’ fees and expenses), whether suit is instituted or not and, if instituted, whether at any trial or appellate level, and whether raised by the parties hereto or a third party, incurred or suffered by the Consultant Indemnitees or any of them arising from, in connection with or as a result of Consultants’ performance of the Services set forth in this Agreement.

8.
Termination. Either Party may terminate this Agreement upon thirty (30) days prior written notice to the other Party, but such termination shall not affect the Consulting Fees paid by Client to Consultants pursuant to Section 3 of this Agreement.  All Consulting Fees provided under this Agreement are deemed fully earned by Consultants upon the earlier of: (a) the date provided for elsewhere in this Agreement; or (b) the date of termination.  In the event of a termination of this Agreement, Client shall not be entitled to any refund of any Consulting Fees it paid or agreed to pay to Consultants under this Agreement. From and after termination of this Agreement, the Parties shall continue to be bound by such provisions of this Agreement as by their nature survive such events, including, without limitation, Sections 5 and 11.

9.
Assignment and Subcontractors. This Agreement shall be assignable by Consultants. Client acknowledges that from time to time, Consultants may enlist a subcontractor to perform some of the Services provided to Customer. In the event services to be performed as outlined in this Agreement are subcontracted to a third party, the third party shall accept responsibility for the performance of such activities. Consultants will cease to bear any responsibility related to the performance of subcontracted services; however the Consultants will act as liaison between the subcontractor and Client, to monitor the performance of services to be provided by any third party.

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10.
Modifications.  This Agreement can only be modified by a written agreement duly signed by persons authorized to sign agreements on behalf of Client and Consultants, and variance from or addition to the terms and conditions of this Agreement or other written notification will be of no effect.  The failure of any Party to enforce any right it is granted herein, or to require the performance by the other Party hereto of any provision of this Agreement, or the waiver by any Party of any breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such provisions or be deemed a waiver of any subsequent breach of this Agreement.

11.
Entire Understanding.  This Agreement represents the entire understanding and agreement between the Parties with respect to the subject matter hereof, and merges all prior discussions between them and supersedes and replaces any and every other agreement or understanding which may have existed between the Parties to the extent that any such agreement or understanding relates to providing services to Client. To the extent, if any, that the terms and conditions of Client’s orders or other correspondence are inconsistent with this Agreement, this Agreement shall control.

12.
Force Majeure.  No delay, failure or default in performance of any obligation by either Party, excepting all obligations to make payments hereunder, shall constitute a breach of this Agreement to the extent caused by, in whole or in part, the other Party (and within the other party’s reasonable control) or an act of God, war, civil disturbance, terrorist act, court order, labor dispute, or other cause beyond its reasonable control, and such nonperformance will not be a default under this Agreement.

13.
Laws, Severability, Venue, Waivers.  The validity of this Agreement and the rights, obligations and relations of the Parties hereunder shall be construed and determined under and in accordance with the laws of the State of Florida, without regard to conflicts of law principles thereunder provided, however, that if any provision of this Agreement is determined by a court of competent jurisdiction to be in violation of any applicable law or otherwise invalid or unenforceable, such provision shall to such extent as it shall be determined to be illegal, invalid or unenforceable under such law be deemed null and void, but this Agreement shall otherwise remain in full force.  Suit to enforce any provision of this Agreement, or any right, remedy or other matter arising therefrom, will be brought exclusively in the state or federal courts located in Broward County, Florida.  Client agrees and consents to venue in Broward County, Florida and to the in personam jurisdiction of these courts and hereby irrevocably waives any right to a trial by jury.

14.
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

15.
Other Activities. Nothing contained herein shall prevent Consultants from acquiring or participating in a transaction of any kind with any other entity proposed by Consultants to be acquired by Client. Such transaction may be acquired at a price and upon terms and conditions more or less favorable than those offered to Client.

16.
Disclaimer. Consultants acknowledge that it has and will during the term of this Agreement, rely upon information provided by Client in connection with the performance of the Services and in accepting the Client’s securities as full or partial payment of the Consulting Fees under this Agreement.

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17.	Notices. All notices to be given hereunder shall be in writing, with fax notices being an acceptable substitute for mail and/or and delivery to:

Consultants:	Client:
China Direct Investments, Inc.
431 Fairway Drive
Deerfield Beach, Florida 33441
Fax: (954) 363-7320
Attn. General Counsel

Capital One Resource Co, Ltd.
W635 No 59 Maoming Rd S
Shanghai, China 200020
Fax: 8621-54660916
Attn. Robert Zhuang
Transax International Limited 1133 S. University Dr., Suite 210 Plantation, Fl 33324

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

Client: Transax International Limited By: /s/ Stephen Walters Name: Stephen Walters Title: President	Consultants: China Direct Investments, Inc. By: /s/ James Wang Name: James Wang Title: President Capital One Resource Co, Ltd. By: /s/ Robert Zhuang Name: Robert Zhuang Title: General Manager

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Schedule A
Certificate of Designations Series B Preferred Stock

1.1           Automatic Conversion.  Immediately following the date on which the Company shall have filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of Colorado increasing the number of its authorized shares of the Company’s Common Stock, $0.00001 par value (the “Common Stock”) or upon completion of a reverse stock split so that there are a sufficient number of shares of the Common Stock to permit a full conversion of the Series B Preferred Stock into shares of Common Stock based upon the Conversion Price (as hereinafter defined) (the “Conversion Condition”), all amounts due hereunder shall automatically convert into shares of Common Stock at the Conversion Price without any action of the Holder.  Promptly thereafter, the Company shall issue to the Holder a certificate representing the number of shares of Common Stock issued pursuant to such automatic conversion of the Series B Preferred Stock as determined in accordance herewith.

1.2           Conversion Price; Number of Shares.  The number of shares of Common Stock to be issued upon conversion of the Series B Preferred Stock shall be determined by multiplying (i) the number of shares of the Series B Preferred Stock by (ii) one (1) share of Common Stock after giving effect to an anticipated 700 for 1 reverse stock split of the Common Stock (the “Conversion Price”), subject to further adjustment from time to time upon the happening of certain events as set forth below.

1.3           Stock Dividends.  If the Company, at any time while the Series B Preferred Stock is outstanding, shall pay a dividend in shares of, or make other distribution of shares of the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

1.4           Consolidation or Merger.  At any time while the Series B Preferred Stock remains outstanding, in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new Series B Preferred Stock providing that the Holder of the Series B Preferred Stock shall have the right to exercise such new Series B Preferred Stock (upon terms not less favorable to the holder than those then applicable to the Series B Preferred Stock) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Series B Preferred Stock, the kind and amount of shares of stock, other securities, money or property receivable upon such consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Series B Preferred Stock had the Series B Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer. Such new Series B Preferred Stock shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Section 1.4 shall similarly apply to successive consolidations, mergers, sales and transfers.

1.5           Restrictions on Shares.  The Series B Preferred Stock has been issued by the Company pursuant to the exemption from registration under the Act.  The shares of Common Stock issuable upon conversion of the Series B Preferred Stock may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Each certificate shares of Common Stock issuable upon conversion of the Series B Preferred Stock that have not been so registered and that has not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS:

1.6  Liquidation. In the event of a liquidation of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the Conversion Amount; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), if any, then each Holder and each holder of any such Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the foregoing distributions, the Holders shall be entitled, on a pari passu basis with the holders of Common Stock and treating for the purpose thereof all of the Preferred Shares as having been converted into Common Stock pursuant to Section 2, to participate in the distribution of any remaining assets of the Company to the holders of the outstanding Common Stock. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of other classes or series of preferred stock of the Company junior in rank to the Preferred Shares in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

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Exhibit 10.42

Stock Option Termination Agreement

Re: Options to purchase 100,000 shares of Transax International Limited, a Colorado corporation (the “Company”) common stock, $0.00001 par value, at an exercise price of $0.06 per share (the “Stock Options”) issued under the Company’s 2004 Stock Option Plan

The undersigned hereby confirms and agrees that the above referenced Stock Options have not been exercised or assigned by the undersigned and are hereby terminated.  Further, the undersigned confirms and agrees that the undersigned has no other rights to purchase any securities of the Company or receive any compensation from the Company.

/s/ Laurie Bewes
Laurie Bewes

Date: December 30, 2011

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Exhibit 10.43

Stock Option Termination Agreement

Re: Options to purchase 300,000 shares of Transax International Limited, a Colorado corporation (the “Company”) common stock, $0.00001 par value, at an exercise price of $0.06 per share (the “Stock Options”) issued under the Company’s 2004 Stock Option Plan

The undersigned hereby confirms and agrees that the above referenced Stock Options have not been exercised or assigned by the undersigned and are hereby terminated.  Further, the undersigned confirms and agrees that the undersigned has no other rights to purchase any securities of the Company or receive any compensation from the Company.

/s/ Stephen Walters
Stephen Walters

Date: December 30, 2011

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Exhibit 10.44

Stock Option Termination Agreement

Re: Options to purchase 100,000 shares of Transax International Limited, a Colorado corporation (the “Company”) common stock, $0.00001 par value, at an exercise price of $0.06 per share (the “Stock Options”) issued under the Company’s 2004 Stock Option Plan

The undersigned hereby confirms and agrees that the above referenced Stock Options have not been exercised or assigned by the undersigned and are hereby terminated.  Further, the undersigned confirms and agrees that the undersigned has no other rights to purchase any securities of the Company or receive any compensation from the Company.

/s/ Adam Wasserman
Adam Wasserman

Date: December 30, 2011

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Exhibit 10.45

Management Termination Agreement

Re: Management Consulting Services Agreement dated July 1, 2007 among Transax International Limited (the “Company”), Transax Limited, and Carlingford Investments Limited (the “Management Agreement”)

The undersigned hereby confirms and agrees that the above referenced Management Agreement has not been assigned by the undersigned and is hereby terminated.  Further, the undersigned confirms and agrees that no amounts are owed to the undersigned under the Management Agreement and waives any rights it may have to any compensation payable to the undersigned under such agreement.

Carlingford Investments Limited

Sign: /s/ Stephen Walters

Title: Principle

Name: Stephen Walters

Date: December 30, 2011

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Exhibit 10.46

CERTIFICATE OF GRANT OF PATENT

Patents Ordinance (Chapter 514)

SHORT-TERM PATENT

I hereby certify that a short-term patent with the following particulars has this day been granted:

Name and Address of Proprietor:

Mr. Wei Lin

China

Chenghai District, Shantou City, Guangdong Province

1 Yuting Rd., Zhulingting, Fengxiang Street

Patent No.: HK 1133784                                                                                     Application No.: 09111921.2

Title of Invention:

ASSEMBLED TOY PLUG-IN BLOCKS

Term of Short-term Patent:

Eight years commencing on 18.12.2009

Dated this 1st April, 2010

(Signature)

/s/ Stephen Selby

Patents Registry                                                                                     Registrar of Patents

Intellectual Property Department

The Hong Kong Special Administrative Region

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Exhibit 10.47

Designs Registry                                                                                     The Government of the Hong Kong

Intellectual Property Department                                                    Special Administrative Region

CERTIFICATE OF REGISTRATION OF DESIGN

Registered Designs Ordinance (Chapter 522)

I hereby certify that the design with the following particulars has been entered in the register today:

[11] Registration No.:                                                                           0902157.3

[15] Date of Registration:                                                                16.12.2009

[51] Locarno Classification No.:                                                                           C1.21-01

[54] Articles(s)

        Toy Bricks

[55] Representation of the Design

        See attached representation(s)

[57] Statement of Novelty

The features of the design for which novelty is claimed are the shape or configuration of the article as shown in the representations

[73] Name and Address of Registered Owner

        Wei Lin

        1 Yuting Rd., Zhulingting, Fengxiang Street, Chenghai District, Shantou City, Guangdong Province,      China.

- A149 -

Exhibit 10.48

Certification No.: 1657120

Utility Model Patent Certification

(Translation)

Name of the Utility Model:  Assembled Toy Plug-in Bricks

Inventor: Lin, Wei

Patent No.: ZL 2009 2 0292981.6

Application Date: December 16, 2009

Patent Owner: Lin, Wei

Date of Authorization Proclamation: January 12, 2011

This new utility model has been reviewed by our bureau staff in accordance with the Patent Law of the People’s Republic of China. We have decided to grant the patent right to this model, issue this certification and register for the Patent Registration Records. The patent right shall become effective from the date of authorization proclamation.

The term of this patent is 10 years, starting from the application date. The patent owner shall pay for the annual patent fee according to the Patent Law and Implementing Rules. The annual patent fee shall be paid by December 16 of each calendar year. In the circumstance that the annual payment is not made by the due date, the patent right shall be terminated on the due date of the outstanding annual fee.

The patent certification describes the legal status of the patent right upon registration. The transfer, pledge, inefficacy, termination, recovery, and the changes about the name, nationality, address of the patent owner shall be updated with the Patent Registration Record.

Director of the Bureau: Tian, Lipu

State Intellectual Property Office of the People’s Republic of China (Stamp)

January 12, 2011

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Exhibit 10.49

Certification No.: 1321347
Design Patent Certification
(Translation)

Name of the Design:  Toy (Bricks)
Designer: Lin, Wei
Patent No.: ZL 2010 3 0103327.4
Application Date: January 28,2010
Patent Owner: Lin, Wei

Date of Authorization Proclamation: August 18, 2010

This design has been reviewed by our bureau staff in accordance with the Patent Law of the People’s Republic of China. We have decided to grant the patent right to this design, issue this certification and register for the Patent Registration Records. The patent right shall become effective from the date of authorization proclamation.

The term of this patent is 10 years, starting from the application date. The patent owner shall pay for the annual patent fee according to the Patent Law and Implementing Rules. The annual patent fee shall be paid by January 28 of each calendar year. In the circumstance that the annual payment is not made by the due date, the patent right shall be terminated on the due date of the outstanding annual fee.

The patent certification describes the legal status of the patent right upon registration. The transfer, pledge, inefficacy, termination, recovery, and the changes about the name, nationality, address of the patent owner shall be updated with the Patent Registration Record.

Director of the Bureau: Tian, Lipu
State Intellectual Property Office of the People’s Republic of China (Stamp)

August 18, 2010

- A151 -

Exhibit 10.50

Certification No.: 1315842

Design Patent Certification
(Translation)

Name of the Design:  Toy (Bricks)
Designer: Lin, Wei
Patent No.: ZL 2009 3 0680023.1
Application Date: December 12th 2009
Patent Owner: Lin, Wei

Date of Authorization Proclamation: August 18, 2010

This design has been reviewed by our bureau staff in accordance with the Patent Law of the People’s Republic of China. We have decided to grant the patent right to this design, issue this certification and register for the Patent Registration Records. The patent right shall become effective from the date of authorization proclamation.

The term of this patent is 10 years, starting from the application date. The patent owner shall pay for the annual patent fee according to the Patent Law and Implementing Rules. The annual patent fee shall be paid by December 12 of each calendar year. In the circumstance that the annual payment is not made by the due date, the patent right shall be terminated on the due date of the outstanding annual fee.

The patent certification describes the legal status of the patent right upon registration. The transfer, pledge, inefficacy, termination, recovery, and the changes about the name, nationality, address of the patent owner shall be updated with the Patent Registration Record.

Director of the Bureau: Tian, Lipu
State Intellectual Property Office of the People’s Republic of China (Stamp)

August 18, 2010

- A152 -

Exhibit 10.51

No. 7012858
Trademark Registration
Big Tree Carnival

Commodity Registered with the Trademark (Category 28)

 Game stations, magician gears, toys, chesses, sport balls, fitness apparatus, exercise instruments, swimming pools for entertainment purpose, roller skates, adornments (except for lights and candies) for Christmas tree (END)

Registrant: Shantou Big Tree Toys Co., Ltd.

Registration Address: Licuo Industrial Park, Waisha Town, Longhu District, Shantou City, Guangdong Province
Term: From September 14, 2010 to September 13, 2020
Director of the Bureau: Li, Jianchang

Trademark Office of the State Administration for Industry and Commerce of the People’s Republic of China (Stamp)

- A153 -

Exhibit 10.52

No. 6987896
Trademark Registration
Big Tree

Commodity Registered with the Trademark (Category 28)

 Game stations, magician gears, toys, chesses, sport balls, fitness apparatus, exercise instruments, swimming pools for entertainment purpose, roller skates, adornments (except for lights and candies) for Christmas tree (END)

Registrant: Shantou Big Tree Toys Co., Ltd.

Registration Address: Licuo Industrial Park, Waisha Town, Longhu District, Shantou City, Guangdong Province
Term: From September 14, 2010 to September 13, 2020
Director of the Bureau: Li, Jianchang

Trademark Office of the State Administration for Industry and Commerce of the People’s Republic of China (Stamp)

- A154 -

Exhibit 10.53

ASSIGNMENT AGREEMENT

THIS AGREEMENT is entered into this 29th day of December, 2011, by and between Shantou Big Tree Toys Co., Ltd., a Chinese company (“Party A”) and Wei Lin (“Party B”). Party A and Party B may collectively be referred to as the “Parties”.

NOW, THEREFORE, in consideration of the execution and delivery of this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Party B hereby grants, transfers and assigns to Party A all of Party B’s right, title and interest, if any, to the following (the “Assigned Property”):

Certification No.: 1315842
Design Patent Certification issued by the Peoples Republic of China, National Intellectual Property Bureau

Name of the design: Toys (Building Block)
Designer: Lin, Wei
Patent No.: ZL 2009 3 0680023.1
Apply Date: December 12th 2009
Patent Owner: Lin, Wei
Authorization Date: August 18th 2010

The Assigned Property shall include rights to translation and reproductions in all forms or formats and the copyrights and patent rights thereto, if any, and Party B agrees that Party A may copyright said materials in Party A's name and secure renewal, reissues and extensions of such copyrights for such periods of time as the law may permit.  Assigned Property shall also include any Developments related to the Assigned Property.  "Developments" is defined as any idea, invention, process, design, concept, or useful article (whether the design is ornamental or otherwise), computer program, documentation, literary work, audiovisual work and any other work of authorship, hereafter expressed, made or conceived related to the Assigned Property, whether or not subject to patent, copyright or other forms of protection that is related to the actual or anticipated business, research or development of the Assigned Property.

2.           At all times hereafter, Party B agrees to assist Party A in obtaining patents or copyrights on the Assigned Property that Party B, in its sole discretion, seeks to patent or copyright.  Party B also agrees to sign all documents, and do all things necessary to obtain such patents or copyrights, to further assign them to Party A, and to reasonably protect them and Party A against infringement by other parties at Party A’s expense with Party A’s  prior approval.

3.           Party B irrevocably appoints any Party A-selected designee to act, at all times hereafter, as his or her agent and attorney-in-fact to perform all acts necessary to obtain patents and/or copyrights as required by this Agreement if Party B (i) refuses to perform those acts or (ii) is unavailable.  It is expressly intended by Party B that the foregoing power of attorney is coupled with an interest.

- A155 -

4.	Miscellaneous Provisions.

a)
Amendments.  The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

b)
Further Assurances.  The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

c)           Binding Effect.  All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

e)
Headings.  The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

f)
Survival.  All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the termination of employment or engagement of Party B.

g)
Waivers.  The failure or delay of either party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder.  Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement.  No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

IN WITNESS WHEREOF, the parties have duly set their hands to this Agreement, effective as of the date stated above.

Party A : Shantou Big Tree Toys Co., Ltd.

Name:           /s/ Guihong Zheng

Party B : Wei Lin
Signature    /s/ Wei Lin
Title: ____CEO__________________
Printed Name Wei Lin

- A156 -

Exhibit 10.54

ASSIGNMENT AGREEMENT

THIS AGREEMENT is entered into this 29th day of December, 2011, by and between Shantou Big Tree Toys Co., Ltd., a Chinese company (“Party A?? and Wei Lin (“Party B”). Party A and Party B may collectively be referred to as the “Parties”.

NOW, THEREFORE, in consideration of the execution and delivery of this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Party B hereby grants, transfers and assigns to Party A all of Party B’s right, title and interest, if any, to the following (the “Assigned Property”):

Certification No.: 1321347
Design Patent Certification issued by the Peoples Republic of China, National Intellectual Property Bureau

Name of the design: Toys (Building Block)
Designer: Lin, Wei
Patent No.: ZL 2010 3 0103327.4
Apply Date: January 28th 2010
Patent Owner: Lin, Wei
Authorization Date: August 18th 2010

The Assigned Property shall include rights to translation and reproductions in all forms or formats and the copyrights and patent rights thereto, if any, and Party B agrees that Party A may copyright said materials in Party A's name and secure renewal, reissues and extensions of such copyrights for such periods of time as the law may permit.  Assigned Property shall also include any Developments related to the Assigned Property.  "Developments" is defined as any idea, invention, process, design, concept, or useful article (whether the design is ornamental or otherwise), computer program, documentation, literary work, audiovisual work and any other work of authorship, hereafter expressed, made or conceived related to the Assigned Property, whether or not subject to patent, copyright or other forms of protection that is related to the actual or anticipated business, research or development of the Assigned Property.

2.           At all times hereafter, Party B agrees to assist Party A in obtaining patents or copyrights on the Assigned Property that Party B, in its sole discretion, seeks to patent or copyright.  Party B also agrees to sign all documents, and do all things necessary to obtain such patents or copyrights, to further assign them to Party A, and to reasonably protect them and Party A against infringement by other parties at Party A’s expense with Party A’s  prior approval.

3.           Party B irrevocably appoints any Party A-selected designee to act, at all times hereafter, as his or her agent and attorney-in-fact to perform all acts necessary to obtain patents and/or copyrights as required by this Agreement if Party B (i) refuses to perform those acts or (ii) is unavailable.  It is expressly intended by Party B that the foregoing power of attorney is coupled with an interest.

- A157 -

4.           Miscellaneous Provisions.

a)
Amendments.  The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

b)
Further Assurances.  The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

c)
Binding Effect.  All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

e)
Headings.  The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

f)
Survival.  All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the termination of employment or engagement of Party B.

g)
Waivers.  The failure or delay of either party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder.  Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement.  No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

IN WITNESS WHEREOF, the parties have duly set their hands to this Agreement, effective as of the date stated above.

Party A : Shantou Big Tree Toys Co., Ltd.Party B : Wei Lin

Name:           /s/ Guihong Zheng                                                          Signature /s/ Wei Lin

Title: ____CEO__________________                                                                                 Wei Lin
Printed Name

- A158 -

Exhibit 10.55

ASSIGNMENT AGREEMENT

THIS AGREEMENT is entered into this 29th day of December, 2011, by and between Shantou Big Tree Toys Co., Ltd., a Chinese company (“Party A”) and Wei Lin (“Party B”). Party A and Party B may collectively be referred to as the “Parties”.

NOW, THEREFORE, in consideration of the execution and delivery of this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Party B hereby grants, transfers and assigns to Party A all of Party B’s right, title and interest, if any, to the following (the “Assigned Property”):

Certification No.: 1657120
Utility Model Patent Certification issued by the Peoples Republic of China, National Intellectual Property Bureau

Name of the utility model:  Combined Toys Plug in blocks
Inventor: Lin, Wei
Patent No.: ZL 2009 2 0292981.6
Apply Date: December 16th 2009
Patent Owner: Lin, Wei
Authorization Date: January 12th 2011

The Assigned Property shall include rights to translation and reproductions in all forms or formats and the copyrights and patent rights thereto, if any, and Party B agrees that Party A may copyright said materials in Party A's name and secure renewal, reissues and extensions of such copyrights for such periods of time as the law may permit.  Assigned Property shall also include any Developments related to the Assigned Property.  "Developments" is defined as any idea, invention, process, design, concept, or useful article (whether the design is ornamental or otherwise), computer program, documentation, literary work, audiovisual work and any other work of authorship, hereafter expressed, made or conceived related to the Assigned Property, whether or not subject to patent, copyright or other forms of protection that is related to the actual or anticipated business, research or development of the Assigned Property.

2.           At all times hereafter, Party B agrees to assist Party A in obtaining patents or copyrights on the Assigned Property that Party B, in its sole discretion, seeks to patent or copyright.  Party B also agrees to sign all documents, and do all things necessary to obtain such patents or copyrights, to further assign them to Party A, and to reasonably protect them and Party A against infringement by other parties at Party A’s expense with Party A’s  prior approval.

3.           Party B irrevocably appoints any Party A-selected designee to act, at all times hereafter, as his or her agent and attorney-in-fact to perform all acts necessary to obtain patents and/or copyrights as required by this Agreement if Party B (i) refuses to perform those acts or (ii) is unavailable.  It is expressly intended by Party B that the foregoing power of attorney is coupled with an interest.

- A159 -

4.	Miscellaneous Provisions.

a)
Amendments.  The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

b)
Further Assurances.  The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

c)
Binding Effect.  All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

e)
Headings.  The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

f)
Survival.  All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the termination of employment or engagement of Party B.

g)
Waivers.  The failure or delay of either party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder.  Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement.  No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

IN WITNESS WHEREOF, the parties have duly set their hands to this Agreement, effective as of the date stated above.

Party A : Shantou Big Tree Toys Co., Ltd.

Name:          /s/  Guihong Zheng

Party B : Wei Lin
Signature         /s/ Wei Lin
Title: ____CEO__________________
Printed Name Wei Lin

- A160 -

Exhibit 21.1

TRANSAX INTERNATIONAL LIMITED.
Subsidiaries of the Registrant

Item	Name	Country of Incorporation
1.	Big Tree International Co., Ltd., a wholly owned subsidiary of Transax International Limited.	Brunei
2.	Shantou Big Tree Toys Co., Ltd., a wholly owned subsidiary of Big Tree International Co., Ltd.	China

- A161 -

Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Shantou Big Tree Toys Co., Ltd.

We have audited the accompanying balance sheets of Shantou Big Tree Toys Co., Ltd. (the "Company") as of December 31, 2010 and 2009 and the related statements of operations and comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shantou Big Tree Toys Co., Ltd. as of December 31, 2010 and 2009 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
January 5, 2012

- A162 -

BIG TREE
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2011	2010	2009
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash	$139,742	$44,377	$14,321
Accounts receivable	3,901,546	57,213	400,519
Inventories	221,005	121,567	388,022
Other receivable	225,995	145,448	272,456
Prepaid taxes	36,099	26,926	68,423
Advance to suppliers and prepaid expenses	116,601	308,285	4,400
Total Current Assets	4,640,988	703,816	1,148,141

Fixed assets, net	39,487	297,796	293,977
Intangible assets, net	14,239	-	-
Total Assets	$4,694,714	$1,001,612	$1,442,118

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$194,919	$95,726	$217,810
Advance from customers	901,905	16,433	11,533
Salary payable	30,133	-	8,740
Other payables	398,420	-	-
Tax payable	21,777	-	-
Due to related parties	1,703,991	685,878	1,353,483
Total Current Liabilities	3,251,145	798,037	1,591,566

Total Liabilities	3,251,145	798,037	1,591,566

SHAREHOLDERS' EQUITY (DEFICIT)
Paid-in capital	697,045	697,045	241,934
Retained earnings (Accumulative deficit)	677,188	(537,334)	(442,777)
Accumulated other comprehensive lncome	69,336	43,865	51,395
Total Shareholders' Equity (DEFICIT)	1,443,569	203,576	(149,448)
Total Liabilities and Shareholders' Equity	$4,694,714	$1,001,613	$1,442,118

See notes to financial statements.

- A163 -

BIG TREE
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2011	2010	2010	2009
	(Unaudited)	(Unaudited)

Revenues	$17,137,266	$1,821,349	$2,731,470	$1,297,652
Cost of revenues	15,111,298	1,704,885	2,533,951	1,190,478
Gross profit	2,025,968	116,464	197,519	107,174

OPERATING EXPENSES
Selling	91,529	64,182	83,936	49,918
General and administrative	716,999	162,662	194,172	130,796
Total operating expenses	808,528	226,844	278,108	180,714

Operating income (Loss)	1,217,440	(110,380)	(80,589)	(73,540)

OTHER INCOME (EXPENSES):
Other income (expenses)	17,088	(3,090)	(7,152)	4,114
Interest income	193	-	396	75
Total other income (expenses)	17,282	(3,090)	(6,756)	4,189

Income (loss) before income taxes	1,234,722	(113,470)	(87,345)	(69,351)

Income taxes	(20,199)	(4,914)	(7,212)	-
Net income (loss)	$1,214,523	$(118,384)	$(94,557)	$(69,351)

COMPREHENSIVE INCOME (LOSS):

Net income (loss)	$1,214,523	$(118,384)	$(94,557)	$(69,351)
Foreign currency translation gain (loss)	25,471	(49,264)	(7,530)	(42)

COMPREHENSIVE INCOME (LOSS)	$1,239,994	$(167,648)	$(102,087)	$(69,393)

See notes to financial statements.

- A164 -

BIG TREE
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

	Additional paid-in capital	Retained earnings (Accumulated deficit)	Accumulated other comprehensive income (loss)	Total shareholders' equity (deficit)

Balance, December 31, 2008	$241,934	$(373,426)	$51,437	$(80,055)

Comprehensive income (loss):
Net loss for the year	-	(69,351)		(69,352)
Other comprehensive income, net of tax:
Foreign currency translation adjustment			(42)	(42)
Comprehensive loss	-	-	-	(69,394)

Balance, December 31, 2009	$241,934	$(442,777)	$51,395	$(149,448)

Paid in Capital 2010	$455,111			$455,111
Comprehensive income:
Net loss for the year	-	(94,557)	-	(94,557)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment			(7,530)	(7,530)
Comprehensive income	-	-	-	353,024

Balance, December 31, 2010	$697,045	$(537,334)	$43,865	$203,576

Comprehensive income:
Net income for the year	-	1,214,523	-	1,214,523
Other comprehensive income, net of tax:
Foreign currency translation adjustment			25,471	25,471
Comprehensive income	-	-	-	1,239,994

Balance, September 30, 2011 (unaudited)	$697,045	$677,189	$69,336	$1,443,570

See notes to consolidated financial statements

- A165 -

BIG TREE
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2011	2010	2010	2009
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,214,523	$(118,384)	$(94,557)	$(69,351)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	7,804	4,532	6,078	6,098
Gain on disposition of property, plant and equipment	(29,036)	-	-	-
Changes in current assets and liabilities:
Accounts receivable	(3,783,351)	369,660	348,093	(202,014)
Advance to suppliers	192,924	(119,857)	(288,601)	-
Prepaid expenses and other current assets	(77,469)	29,559	168,112	(70,319)
Inventories	(94,097)	63,186	272,742	(387,794)
Accounts payable and accrued expenses	124,337	(139,787)	(135,114)	164,665
Other payables	392,286	-	-	-
Due to related party payable for toy products	596,078	-	-	-
Taxes payable	21,442	-	-	(4,378)
Advance from customers	871,323	180,900	4,393	-

Net cash (used in) provided by operating activities	(563,236)	269,809	281,146	(563,093)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of intangible assets (software)	(14,020)	-	-	-
Proceeds from disposition of property, plant and equipment	301,648	-	-	(4,691)
Net cash provided by (used in) investing activities	287,628	-	-	(4,691)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in due to related party	384,868	(653,327)	(696,072)	570,191
Proceeds from shareholders' equity investment	-	455,111	455,111	-
Net cash provided by (used in) financing activities	384,868	(198,216)	(240,961)	570,191

Effect of exchange rate on cash	(13,895)	(12,487)	(10,130)	-
Net increase in cash	95,365	59,106	30,055	2,407

Cash - beginning of period	44,377	14,322	14,322	11,914
Cash - end of period	$139,742	$73,428	$44,377	$14,321

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for taxes	$20,199	$4,914	$7,212	$-

See notes to financial statements.

- A166 -

NOTE 1 – ORGANIZATION AND OPERATIONS

We are in the business of toys sourcing, distribution and contractual manufacturing targeting international and domestic distributors and customers in the toys industry. We operate our business with two legal entities, which are collectively referred to as “Big Tree” in this report.

Shantou Big Tree Toys Co., Ltd. (“BT Shantou”), our principal operating subsidiary in the People’s Republic of China (the “PRC”) was established under the laws of the PRC on November 21, 2003.

Big Tree International Co., Ltd. (“BT Brunei”) was formed in the State of Brunei Darussalam, by a Hong Kong company, Lins (HK) International Trading Limited (the “BT Hong Kong”) on April 13, 2011.

On July 5, 2011, BT Brunei agreed to acquire 100% of the equity interest of BT Shantou in exchange for paying the shareholders of BT Shantou the price of RMB 5,000,000 (approximately US$774,881). On September 6, 2011, Bureau of Foreign Trade and Economic Cooperation of Shantou approved the acquisition to be effective as of October 13, 2011. BT Shantou received the business license as a wholly foreign owned enterprise (the “WFOE”) that recognized BT Brunei as its sole shareholder. BT Shantou is now the wholly-owned subsidiary of BT Brunei. BT Shantou and BT Brunei are collectively referred to as "Big Tree" in this report.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements and related notes were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying financial statements as of and for the year ended December 31, 2010 and 2009, and for the nine months ended September 30, 2010 reflect the financial position and result of operations of BT Shantou, while the financial statements as of and for the nine months ended September 30, 2011 reflect the consolidated financial position and result of operations of BT Brunei and BT Shantou, as BT Shantou became the wholly-owned subsidiary of BT Brunei in 2011.

The accompanying financial statements as of and for the nine month period ending September 30, 2011 and 2010 are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the period presented.  Interim results are not necessarily indicative of the results for the full year.

Foreign Currency Translation

Our functional currency is the Chinese Renminbi (“RMB”).  In accordance with Section 830-20-35 of Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”), the financial statements were translated into United States dollars using balance sheet date rates of exchange for assets and liabilities, and average rates of exchange for the period for the income statements.  Net gains and losses resulting from foreign exchange transactions are included in the consolidated statements of operations and comprehensive income.  Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in other comprehensive income or loss.

- A167 -

RMB is not a fully convertible currency. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC, which are determined largely by supply and demand. Translation of amounts from RMB into United States dollars (“$”) was made at the following exchange rates for the respective periods:

December 31, 2009:
Balance sheet	RMB 6.8172 to $1.00
Statement of operations and comprehensive income	RMB 6.8212 to $1.00
December 31, 2010:
Balance sheet	RMB 6.5918 to $1.00
Statement of operations and comprehensive income	RMB 6.7605 to $1.00
September 30, 2011:
Balance sheet	RMB 6.3885 to $1.00
Statement of operations and comprehensive income	RMB 6.4884 to $1.00

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates include the estimated useful lives of property and equipment.  Actual results could differ from those estimates.

Cash and equivalents

We consider all highly liquid investments with maturities of three months or less  to be cash and equivalents.

Accounts receivable

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts. The allowance for doubtful accounts reflects our best estimate of the amount of probable credit losses in our existing accounts receivable. We determined the allowance based on historical write-off experience, customer specific facts and economic conditions. Bad debt expense is included in general and administrative expense, if any.

Outstanding account balances are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Based on historical collection record and the accounts receivable aging distribution as of the balance sheets dates, we determined no bad debt allowances were needed. Accordingly, there is no bad debt expense during the years ended December 31, 2010 and 2009, and for the nine months ended September 30, 2011.

Advance to suppliers and other prepaid expenses

Advance to suppliers and other prepaid expenses consist of (i) advance to suppliers for merchandise that had not yet been shipped, and (ii) prepaid advertising expenses.

Property, Plant and equipment

Property, plant and equipment are recorded at cost.  Expenditures for major additions and betterments are capitalized. Maintenance and repairs are expensed as incurred.  Depreciation of property and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the assets estimated useful lives.  Upon sale or retirement of property, plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations. Leasehold improvements, if any, are amortized on a straight-line basis over the lease period or the estimated useful life, whichever is shorter.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts. Certain property, plant and equipment is pledged as collateral to secure loans to commercial banks.

- A168 -

Impairment of long-lived assets

In accordance with ASC 360, “Property, Plant and Equipment”, our long-lived assets, which include property, equipment and automobiles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

  We assess the recoverability of our long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts.  Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives. We determined there were no impairments of long-lived assets as of September 30, 2011, December 31, 2010 and 2009.

Advance from customers

Advance from customers represent prepayments to us for merchandise that had not yet been shipped to customers.

Fair value of financial instruments

We adopted ASC Topic 820, “Fair Value Measurements”, for our financial instruments.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of our financial assets and liabilities, such as cash, accounts receivable, prepayments and other current assets, accounts payable, accrued expenses and other current liabilities, approximate their fair values because of the short maturity of these instruments.

Revenue recognition

We follow the U.S. Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 104 for revenue recognition.  Revenue is recognized when earned and is reported net of refunds.

Income taxes

We account for income taxes under ASC 740, “Expenses – Income Taxes”. ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

All of BT Shantou operations are in the PRC and are governed by the Income Tax Law of the People’s Republic of China and local income tax laws (the PRC Income Tax Law”). Pursuant to the PRC Income Tax Law, we are subject to tax at a maximum statutory rate of 25% (inclusive of state and local income taxes).

Big Tree International Co., Ltd. (“BT Brunei”) was incorporated in the State of Brunei Darussalam, and isnot subject to any corporate income taxes in accordance to the laws and regulations of that country.

Value added taxes

Pursuant to the Provisional Regulation of China on Value Added Tax (“VAT”) and their rules, all entities and individuals that are engaged in the sale of goods in China are generally required to pay VAT at a rate of 17.0% of the gross sales proceeds received, less any deductible VAT already paid or borne by the taxpayer. Further, when exporting goods, the exporter is entitled to a portion of or a full refund of the VAT that it has already paid or borne.

Comprehensive income (loss)

Comprehensive income (loss) consists of net income and foreign currency translation adjustments, and is presented in our Consolidated Statements of Operations and Comprehensive Income (Loss).

- A169 -

Recently issued accounting pronouncements

In September 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-08, Intangibles – Goodwill and Other , which simplifies how an entity is required to test goodwill for impairment. This ASU would allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under the ASU, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The ASU includes a number of factors to consider in conducting the qualitative assessment.  The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  Early adoption is permitted. The adoption of ASU 2011-08 does not have an impact on our consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. Under the amendments, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The presentation option under current GAAP to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity has been eliminated. The amendments in this Update should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. We already comply with this presentation.

In December 2010, the FASB issued ASU No. 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASC 805”). The objective of this standard is to address diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. This standard specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This standard also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This standard is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The adoption of ASU 2010-29 did not have an impact on our consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-28, Intangibles — Goodwill and Other (ASC 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts . The objective of this standard is to address questions about entities with reporting units with zero or negative carrying amounts because some entities concluded that Step 1 of the test is passed in those circumstances because the fair value of their reporting unit is greater than zero. The amendments in this standard modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. This standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The adoption of ASU 2010-28 did not have an impact on our consolidated financial statements.

In July 2010, the FASB issued ASU No. 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, requiring companies to improve their disclosures about the credit quality of their financing receivables and the credit reserves held against them. The extra disclosures for financing receivables include aging of past due receivables, credit quality indicators, and the modifications of financing receivables.  This guidance is effective for interim and annual periods ending on or after December 15, 2010.  There was no material impact on our consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued ASU No. 2010-02, Accounting and Reporting for Decreases in Ownership of a Subsidiary, which clarifies the scope of the guidance for the decrease in ownership of a subsidiary in ASC Topic 810, ?癈onsolidations,” and expands the disclosures required for the deconsolidation of a subsidiary or de-recognition of a group of assets. This guidance was effective on January 1, 2010. We have adopted this guidance and it did not have an impact on our consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash, which clarifies that the stock portion of a distribution to stockholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all stockholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend for purposes of applying ASC Topic 505, “Equity,” and ASC Topic 260, “Earnings Per Share.” This guidance is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The application of the requirements of this guidance had no impact on our consolidated financial statements.

- A170 -

A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies. Due to the tentative and preliminary nature of those proposed standards, we have not determined whether implementation of such proposed standards would be material to our consolidated financial statements.

NOTE 3 – INVENTORIES

We value inventories, consisting of finished goods only, at the lower of cost or market value. Cost is determined on the first in-first out method. We regularly review our inventories on hand and, when necessary, record a provision for excess or obsolete inventories based primarily on the current selling price. For the nine months ended September 30, 2011 and for the years ended December 31, 2010 and 2009, there were no charges for inventory reserve provision.

NOTE 4 – ADVANCE TO SUPPLIERS AND PREPAID EXPENSES

Advance to suppliers and prepaid expenses consist of the following:

	As of September 30, 2011	As of December 31, 2010	As of December 31, 2009
	(Unaudited)
Advance to suppliers	$109,465	$295,987
Prepaid expenses	7,136	12,298	$4,400
Total	$116,601	$308,285	$4,400

Prepaid expenses reflect the amount paid for advertising that has not been utilized.

NOTE 5 – OTHER RECEIVABLE

Other receivable consists of export tax refund from China's State Administration of Taxation. As a measure to encourage export, the Chinese tax code provides for a tax refund based on the amount and products exported by Chinese corporate taxpayers. The maximum statutory tax refund rate is approximately 17%.

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, consists of the following:

	Estimated Life	September 30, 2011	December 31, 2010	December 31, 2009
		(unaudited)
Plant and Buildings	10-25 Years		$273,067	$264,038
Auto	5 Years	$28,736	31,794	30,743
Machinery and Equipment	5 -10 Years	33,143	22,319	21,581
		61,879	327,179	316,362
Less: Accumulated Depreciation		(22,392)	(29,383)	(22,385)
		$39,487	$297,796	$293,977

In May 2011, we decided to dispose of a building not being used in our business operations. We sold the building to Mr. Wei Lin, our principal shareholder, for RMB 1,988,400 (approximately $301,648), and recognized a gain of $29,036 from disposition of property, plant and equipment, which is included in other income in the statement of operations and comprehensive income for the nine months ended September 30, 2011.

Depreciation expenses amounted to $6,889, $4,532 for the nine months ended September 30, 2011 and 2010, respectively, and $6,078 and $6,098 for the year ended December 31, 2010 and 2009, respectively.

NOTE 7 – INTANGIBLE ASSETS

Intangible assets represent accounting software purchased in 2011, which is amortized on a straight line basis during its useful life of 5 years. For the nine months ended September 30, 2011, amortization expenses amounted to $915.

- A171 -

NOTE 9 – OTHER ACCOUNTS PAYABLES

Other accounts payable consist of procurement service fee due to third party that operates as an agent of Big Tree for procurement services covering arrangements for overseas freight and domestic transportation needs for our toy export business. The procurement service fee is calculated at approximately 3% of toys purchased for delivery.

NOTE 10 – ADVANCE FROM CUSTOMERS

                Advance from customers represent prepayment to us for merchandise that had not been shipped to customers. Advance from customers amounted to $901,905, $16,433 and $11,533 as of September 30, 2011 and December 31, 2010 and 2009, respectively.

NOTE 11 – DUE TO RELATED PARTIES

                             On September 30, 2011 and December 31, 2010 and 2009, due to related parties consisted of the following:

	September 30, 2011	December31, 2010	December 31, 2009
	(Unaudited)
Due to Wei Lin	$1,077,615	$685,878	$1,353,483
Due to Chaojun Lin	12,523
Due to Yunjia	8,453
Due to Universal Toys (HK) Ltd.	605,400
Total	$1,703,991	$685,878	$1,353,483

                              Mr. Wei Lin is the founder and the Chairman of BT Shantou since its formation in 2003.  The balances of due to Mr. Lin primarily consisted of advances for working capital.

                               Chaojun Lin is the Deputy General Manager of BT Shantou since March 2004. The balance due to Mr. Chaojun Lin as of September 30, 2011, consisted of advances for working capital.

Yunjia is an apparel company, where our principal shareholder, Mrs. Guihong Zheng, is a principal shareholder. The balance due to Yunjia as of September 30, 2011, was the rent payable related to our office building (16,000 square feet) pursuant to our lease agreement, which provides for a ten year lease term (from January 1, 2011 to December 31, 2020), at a annual rent of RMB 72,000 (approximately, $11,400).

Universal Toys (HK) Ltd is owned by Mr. Xiaodong Ou, the brother in-law of Mr. Wei Lin, the founder and Chairman of BT Shantou since its formation in 2003. Universal Toys (HK) Ltd is the principal supplier of toy products to BT Brunei and the balance due to Universal Toys (HK) Ltd was for toy purchases incurred during the normal course of business-See Note 14.

NOTE 12 - EQUITY

In May 2010, the shareholders of Big Tree Shantou, Mr. Wei Lin, invested 3 million RMB (approximately $455,111) in cash as paid in capital.

NOTE 13– INCOME TAXES

BT Shantou is governed by the Income Tax Law of the People’s Republic of China Concerning Foreign Investment Enterprise and Foreign Enterprises and local income tax laws (the “PRC Income Tax Law”). Pursuant to the PRC Income Tax Law, BT Shantou is subject to tax at a maximum statutory rate of 25% (inclusive of state and local income taxes). The income tax provision described in the table below was due to permanent differences.

Big Tree International Co., Ltd. (“BT Brunei”) was incorporated in the State of Brunei Darussalam, and are not subject to any corporate income taxes in accordance to the laws and regulations of that country.

- A172 -

The table below summarizes the reconciliation of our income tax provision computed at the statutory rate and the actual tax provision (rounded to the nearest thousand):

	For the Nine Months Ended September 30,		For the Year Ended December 31,
	2011	2010	2010	2009
	(unaudited)	(unaudited)
Income tax provision at the statutory rate	$309,000	$(27,000)	$(21,000)	$(16,000)
Permanent differences	38,000	32,000	28,000	16,000
Abated taxes	(327,000)	-	-	-
Tax provision	$20,000	$5,000	$7,000	$-

NOTE 14 – CONCENTRATIONS AND CREDIT RISK

(i)	Customer Concentrations

Customer concentrations for the nine months ended September 30, 2011 and 2010 and year ended December 31, 2010 and 2009 are as follows:

	Net Sales				Accounts Receivable
	For the nine months ended September 30,		For the year ended December 31,		As of September 30,		As of December 31,
	2011	2010	2010	2009	2011	2010	2010	2009
Pacific Toys (HK) Ltd	10.0%	60.8%	57.1%	82.3%	2.2%	97.3%	100.0%	47.6%
Zhengzhou Danis Company		4.6%	4.5%	7.3%				0.1%
Jiangsu Tianyuan Company			20.0%	8.8%			0.0%	0.0%
HK Company		32.7%	10.3%				0.0%
Heilongjian Feihe Company			8.1%				0.0%
foundland Far East Ltd	8.8%				4.3%
FYF Toys	7.0%				0.0%
Guangdong Athletic Goods	6.1%				16.3%
Nova Distes	5.4%				5.0%

Total	37.3%	98.1%	100.0%	98.4%	27.7%	97.3%	100.0%	47.7%

A reduction in sales from or loss of such customers would have a material adverse effect on our results of operations and financial condition.

- A173 -

(ii)	Vendor Concentrations

Vendor purchase concentrations for nine months ended September 30, 2011 and 2010 and year ended December 31, 2010 and 2009 are as follows:

		Net Purchases				Accounts Payable
		For the nine months ended September 30,		For the year ended December 31,		As of September 30,		As of December 31,
		2011	2010	2010	2009	2011	2010	2010	2009
Universal Toys (HK) Ltd	(1)	83.3%				75.6%
Shantou Yade Toys		2.8%				0.0%
Shantou Dongdexing Toys			18.2%	12.2%
Shantou Wanshun Toys			15.8%	9.9%	39.1%		75.5%		23.2%
Shantou Huada Toys			12.5%	10.7%	8.0%				34.0%
Shantou Chanhui Toys			11.5%	8.9%
Shantou Sandazhu Packaging			8.0%	7.5%	10.3%		16.6%	45.2%	7.2%
Longxiang Toys					15.2%				0.0%
Qingsong Toys					7.7%				0.0%

Total		86.0%	66.0%	49.2%	80.3%	75.6%	92.1%	45.2%	64.3%

(1)
Universal Toys (HK) Ltd is owned by Mr. Xiaodong Ou, the brother in-law of Mr. Wei Lin, the founder and Chairman of BT Shantou since its formation in 2003. Universal Toys (HK) Ltd is the principal supplier of toy products to BT Brunei and the balance due to Universal Toys (HK) Ltd was for toy purchases incurred during the normal course of business -See Note 11.

(iii)	Credit Risk

Financial instruments that potentially subject us to significant concentration of credit risk consist primarily of cash and equivalents. As of September 30, 2011, substantially all of our cash and equivalents were held by major financial institutions located in the PRC, none of which are insured.  However, we have not experienced losses on these accounts and management believes that the Company is not exposed to significant risks on such accounts.

(iv)    Foreign currency risk

We cannot guarantee that the current exchange rate will not fluctuate. There is always the possibility that we could post the same amount of profit for two comparable periods, and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of RMB converted to U.S. dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

- A174 -

Exhibit 99.2

The following unaudited pro forma financial statements of Transax International Limited (“TNSX”) are based on, and should be read in conjunction with:

1.
TNSX’s audited financial statements for the fiscal year ended December 31, 2010, its unaudited financial statements for the quarter ended September 30, 2011 and the related notes thereto, which are incorporated by reference into this Current Report on Form 8-K;

2.
The audited financial statements of Shantou Big Tree Toys Co., Ltd. (“BT Shantou”) for the years ended December 31, 2010 and 2009, the unaudited consolidated financial statements of Big Tree International Co., Limited, a Brunei Company, ("BT Brunei") and BT Shantou, collectively referred to as "Big Tree", for the nine months ended September 30, 2011 and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" for such periods, all of which appear in sections of this report.

The pro forma financial statements give effect to the reverse acquisition and recapitalization of TNSX and the consolidation of BT Brunei and BT Shantou, as a wholly owned subsidiary, as well as the additional shares of convertible preferred stock in conjunction with the reverse acquisition and recapitalization, as if the transaction had taken place on the date or at the beginning of the periods presented. The convertible preferred stock was accounted for as equity in accordance with Financial Accounting Standards Board ("FASB"), Accounting Standard Codification ("ASC") 505 as they provide for automatic conversion into our common shares after giving effect to a 1 for 700 reverse share split ( the "Reverse Stock Split").

In addition, on December 30, 2011, TNSX shareholder, Stephen Walters assigned $538,313 of debt to CDII, which was converted into 520,000 shares of Series B preferred stock and will, in turn, will be converted into 520,000 shares of TNSX common stock after giving effect to a 1 for 700 reverse share split. Other $310,566 debt was exchanged to 300,006 shares of same class of convertible preferred stock.

The unaudited pro forma financial statements of TNSX are for informational purposes only, are not indications of future performance, and should not be considered indicative of actual results that would have been achieved had the recapitalization transactions actually been consummated on the date or at the beginning of the periods presented.

- A175 -

TRANSAX INTERNATIONAL LIMITED AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
September 30, 2011

	Transax International Historical	Big Tree Historical	Pro Forma Adjustments		Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$38,942	$139,742			178,684.00
Accounts receivable		3,901,546			3,901,546.00
Inventories		221,005			221,005.00
Other receivable		225,995			225,995.00
Prepaid taxes		36,099			36,099.00
Prepaid expenses and other assets	$277	116,601			116,878.00
Total current assets	39,219	4,640,988			4,680,207
					-
Property and equipment, net	328	39,487			39,815
Intangible assets, net		14,239			14,239
Total assets	$39,547	$4,694,714	$-		$4,734,261
					-
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:					-
Loans payable - related party	$98,376				$98,376
Convertible loan - related party	$149,555				149,555
Accounts payable and accrued expenses	22,580	800,319			822,899
Advance from customers		901,905			901,905
Salary payable		30,133			30,133
Other payable		398,420			398,420
Taxes payable		21,777			21,777
Due to related parties	614,337	1,098,591	(848,878)	(a)	864,050
Total current liabilities	884,848	3,251,145	(848,878)		3,287,115
					-
Total Liabilities	884,848	3,251,145	(848,878)		3,287,115
					-
SHAREHOLDERS' EQUITY:					-
Common stock	961				$961
Additional paid-in capital	9,821,550	697,045	(9,818,934)	(c)	699,661
(Accumulated deficit ) Retained earning	(10,667,812)	677,188	10,667,812	(b)	677,188
Accumulated other comprehensive income		69,336			69,336
Total shareholders' equity	(845,301)	1,443,569	848,878		1,447,146

Total liabilities and equity	$39,547	$4,694,714	$-		$4,734,261

(a)
Represents $538,313 due to related party assigned by the debt holder to China Direct Investment, Inc. ("CDII"), which has been converted to Series B Convertible Preferred Stock, and will then converted to 520,000 shares of TNSX common shares after giving effect to a 1 for 700 reverse stock split. Also represents other $310,566 debt exchanged to same class of convertible preferred stock.

(b)	Represents elimination of TNSX accumulated deficit by charging to additional paid in capital to reflect the recapitalization of Big Tree.
(c )
Represents: (1) $538,313 of Series B Convertible Preferred Stock as explained in note (a) above, and (2) a charge of $10,667,812 to eliminate the accumulated deficit of TNSX.
The adjustment also includes 6,500,000 shares of Series C Preferred Stock issued to BT Hong Kong as the recapitalization, and 2,542,777 shares of Series B preferred stock issued to CDII as consulting fee. The Series C Convertible Preferred Stock will automatically be converted into same number of TNSX common stock after giving effect to a 1 for 700 reverse split. The Series B Convertible Preferred Stock are valued at $1.75 per share based on the quoted TNSX common stock price on December 30, 2011, on the closing date. The Series B Convertible Preferred Stock was accounted for as increase in additional paid in capital as the cost of the recapitalization was charged to additional paid in capital.

- A176 -

TRANSAX INTERNATIONAL LIMITED AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	Transax International Limited Historical	Big Tree Historical	Pro Forma Adjustments		Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Net revenues		$17,137,266			$17,137,266
Cost of sales		15,111,298			15,111,298
Gross profit	-	2,025,968			2,025,968
					-
Operating expenses:					-
Selling expenses		91,529			91,529
General and administrative	195,157	716,999			912,156
Total operating expenses	195,157	808,528	-		1,003,685
					-
Operating income (loss)	(195,157)	1,217,440	-		1,022,283
					-
Other income (expenses):					-
Foreign currency exchange gain (loss)	(14,285)				(14,285)
Gain from derivative liability	485,563				485,563
Registration rights penalty recovery	160,000				160,000
Interest expense - related party	(27,087)				(27,087)
Other income (expense)		17,088			17,088
Interest income		193			193
Total other income (expenses)	604,191	17,281	-		621,472
					-
Net income from continuing operations before income taxes	409,034	1,234,721	-		1,643,755
					-
Discontinued operations:					-
Gain from sale of discontinued operation	8,706,785				8,706,785
Loss from discontinued operations	(538,872)				(538,872)
Total income from discontinued operations	8,167,913	-			8,167,913
Income before income taxes	8,576,947	1,234,721			9,811,668

Income taxes		(20,199)			(20,199)

Net income	8,576,947	1,214,522	-		9,791,469
					-
Convertible preferred stock dividends	(24,833)				(24,833)
					-
Net income allocatable to common stockholders	$8,552,114	$1,214,522	$-		$9,766,636

Net income per common share (Basic)
Income from continuing operation	$0.00				$0.02
Income from discontinued operations	$0.09				$0.09
	$0.09				$0.10

Net income per common share (Diluted)
Incomefrom continuing operation	$0.00				$0.00
Income from discontinued operations	$0.02				$0.00
	$0.02				$0.00

Weighted average shares outstanding
Basic	96,078,960				96,078,960
Diluted	484,559,179		6,903,932,000	(a)	7,388,491,179

- A177 -

(a)
Represents the dilution effect from shares of TNSX convertible preferred stock issued in conjunction with the reverse acquisition on the closing date, Which includes:
(1) 4,550,000,000 additional shares from the convertible preferred stock issued to Big Tree shareholder, Lins International.
(2) 1,779,920,800 additional shares from the convertible preferred stock issued to CDII as consulting fee for the recapitalization, and
(3) 574,011,200 additional shares from the convertible preferred stock issued to former debt holders to exchange for their debt right.
NOTE: All the additional shares above are calculated before the expected 1 for 700 reverse stock split because the expected reverse stock split has not occurred as of the recapitalization closing date.

- A178 -

TRANSAX INTERNATIONAL LIMITED AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Transax International Limited Historical	Big Tree Historical	Pro Forma Adjustments		Pro Forma Consolidated
					(Unaudited)
Net revenues		$2,731,470			$2,731,470
Cost of sales		2,533,951			2,533,951
Gross profit	-	197,519			197,519
					-
Operating expenses:					-
Selling expenses		83,936			83,936
General and administrative	338,152	194,172			532,324
Total operating expenses	338,152	278,108	-		616,260
					-
Net loss from continuing operations before income taxes	(338,152)	(80,589)	-		(418,741)
					-
Other income (expenses):					-
Foreign currency exchange gain (loss)	16,728				16,728
Gain from derivative liability	142,524				142,524
Gain from forfeiture of deposit on sale of subsidiary	937,700				937,700
Interest expense - related party	(58,710)				(58,710)
Other income (expense)		(7,152)
Interest income		396
Total other income (expenses)	1,038,242	(6,756)	-		1,031,486
					-
Net income (loss) from continuing operations before income taxes	700,090	(87,345)	-		612,745
					-
Discontinued operations:					-
Gain from sale of discontinued operation					-
Loss from discontinued operations	(2,794,865)				(2,794,865)
Total loss from discontinued operations	(2,794,865)	-			(2,794,865)
Loss before income taxes	(2,094,775)	(87,345)			(2,182,120)

Income taxes		(7,212)			(7,212)

Net loss	(2,094,775)	(94,557)	-		(2,189,332)
					-
Convertible preferred stock dividends	(100,100)				(100,100)
					-
Net income (loss) allocatable to common stockholders	$(2,194,875)	$(94,557)	$-		$(2,289,432)

Net income (loss) per common share (Basic)
Income (loss) from continuing operation	$0.01				$0.01
Income (loss) from discontinued operations	$(0.03)				$(0.03)
Net income (loss) per common share	$(0.02)				$(0.02)

Net income (loss) per common share (Diluted)
Income (loss) from continuing operation	$0.00				$0.00
Income (loss) from discontinued operations	$(0.03)				$(0.00)
Net income (loss) per common share	$(0.03)				$(0.00)

Weighted common shares outstanding
Basic	92,005,723				92,005,723
Diluted (continuing operations)	1,200,589,473		6,903,932,000	(a)	8,104,521,473
Diluted (discontinued operations)	92,005,723		6,903,932,000	(a)	6,995,937,723

- A179 -

(a)
Represents the dilution effect from shares of TNSX convertible preferred stock issued in conjunction with the reverse acquisition on the closing date, Which includes:
(1) 4,550,000,000 additional shares from the convertible preferred stock issued to Big Tree shareholder, Lins International.
(2) 1,779,920,800 additional shares from the convertible preferred stock issued to CDII as consulting fee for the recapitalization, and
(3) 574,011,200 additional shares from the convertible preferred stock issued to former debt holders to exchange for their debt right..
NOTE: All the additional shares above are calculated before the expected 1 for 700 reverse stock split because the expected reverse stock split has not occurred as of the recapitalization closing date.

- A180 -

The undersigned, a shareholder of Transax International Limited (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Dore Scott Perler proxy, with power of substitution, for and in the name of the undersigned to attend the special meeting of shareholders of the Company to be held at 431 Fairway Drive, Suite 200, Deerfield Beach, FL  33441, on February 29, 2012 beginning at [•], local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by fax, please DO NOT mail your proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 29, 2012 AT [•].		Œ Please ensure you fold then detach and retain this portion of this Proxy Œ
CONTROL ID:	XXXXXXX
PROXY ID:	XXXXXXX
PASSWORD:	XXXXXXX

MAIL:	Please mark, sign, date, and return this Proxy Cardpromptly using the postage paid envelope enclosed.
FAX:	Complete the reverse portion of this Proxy Cardand Fax to 202-521-3464.
PHONE:	1-866-752-VOTE

ISSUER SERVICES – PROXY DEPT. 201 Shannon Oaks Circle Suite 105 Cary, NC 27511-5570
ABC HOLDER 400 MY STREET CHICAGO, IL 60605

special meeting of shareholders of transax international limited proxy solicated on behalf of the board of directors	please complete, date, sign and return promptly in the enclosed envelope. pleas mark your vote in blue or blank ink as show here: ☒

proposal 1	à	for	against	abstain
to approve articles of amendment to the articles of incorporation to change the name of the company to “big tree group, inc.”		☐	☐	☐	control id:
proposal 2	à	for	against	abstain
to approve articles of amendment to the articles of incorporation to effect a 1:700 reverse stock split of the outstanding common stock		☐	☐	☐	control id:
proposal 3	à	for	against	abstain
to approve articles of amendment to the articles of incorporation to action by shareholders by majority written consent		☐	☐	☐	control id:
the board of directors recommends a vote “for” proposals 1, 2 and 3.

this proxy, when properly executed, will be voted as directed by the shareholder(s).  if no such directions are made, the proxy will be voted “for” proposal 1, “for” proposal 2 and “for” proposal 3.  if other business is properly brought before the meeting, the proxy will vote in accordance with his best judgment.

mark “x” if you plan to attend the meeting: ☐

mark here for an address change ☐ new address if applicable:
________________________________________
________________________________________

important; please sign as your name or names appear on this proxy.  when shares are held jointly, each holder should sign.  when signing as executor, administrator, attorney, trustee or guardian, please give full tile as such.  if signer is a corporation, pleas sign full corpoation name by duly audhotirze officer, giving full title as such.  if signer is a partnerhisp, please sin in partnership name by authorized person.

dated: ____________________, 2012

_________________________________________
(print name of shareholder and/or joint tenant)

__________________________________________
(signature of shareholder)

__________________________________________
(second signature if held jointly)

Consent of Independent Registered Public Accounting Firm

Transax International Limited
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbinbei Road, Waisha Town
Longhu District, Shantou, Guangdong, China  515023

We hereby consent to the inclusion in the proxy statement on Schedule 14A of our report dated January 5, 2012 on the balance sheets of Shantou Big Tree Toys Co., Ltd. as of December 31, 2010 and 2009 and the related statements of operations and comprehensive income, stockholders' equity and cash flows for the years then ended.

/s/ Sherb & Co., LLP
Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
January 30, 2012